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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

ING Funds Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: April l, 2010 to September 30, 2010

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

September 30, 2010

Classes A, B, C, I, IS, O, R and W

Fixed-Income Funds

■	ING GNMA Income Fund

■	ING High Yield Bond Fund

■	ING Intermediate Bond Fund

Money Market Funds

■	ING Classic Money Market Fund

■	ING Institutional Prime Money Market Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Please note that your investment in money market funds: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency, and is affected by market fluctuations. There is no guarantee that the ING Classic Money Market Fund or the ING Institutional Prime Money Market Fund will achieve its investment objective.

PRESIDENT’S LETTER

Getting back on course

Dear Shareholder,

While data flow over the past few months continued to highlight cracks in the economic recovery’s foundation, investors found something to build on. Despite a poor showing in August, equity performance in July and September catapulted all broad U.S. market metrics back into positive territory for the quarter and the year to date; however, emerging markets have outperformed for both measurement periods. Fixed income markets, while not as frothy as equities, were also up as investors kept pouring cash into bond funds. Meanwhile, Treasury yields continued to drift lower throughout the quarter as central banks grappled with how to reinforce the wobbly economy.

Though sluggish growth and persistently high unemployment still plague the economy, there are reasons to believe that the expansion should remain on track despite the headwinds. The slow patch encountered over the summer — which resulted from temporary factors like a now-reversed import surge and the expiration of the homebuyer tax credit — appears to have passed, and we expect a sustainable expansion supported by final demand. Critical to this transition is a revival in employment. Although total non-farm payrolls have failed to gain traction as a result of the end of federal census jobs and belt-tightening by state and local governments, private sector employment has grown each month in 2010 (at an admittedly measured pace). While “equilibrium” levels of employment are likely many years away, we believe positive trends should persist.

As the economy slowly gets back on track, are you on course with your investments to reach your long-term goals? If you made changes over the last few years aimed at reducing risk, now may be a good time to reassess your portfolio to determine whether it is still appropriate for your goals. As we’ve noted many times before, it’s important to discuss any proposed changes thoroughly with your financial advisor before taking any action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

October 8, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2010

As our new fiscal year commenced, it had been just over 12 months since the prices of risky asset classes like equities and corporate bonds reached a bottom. From there, indices of major stock markets and of high yield bonds had gained 50% or more. Even investment grade corporate bonds had returned over 20%. The returns on U.S. Treasuries were either negative or barely positive.

But the rally had become increasingly edgy. The rescue of failing institutions by governments and central banks, together with unprecedented fiscal and monetary stimulus to counter the ensuing recession had led to enormous, unsustainable budget deficits. Stimulus would have to end, and debt would have to be wound down. In this environment, the six months through September 2010 saw markets from stocks to bonds to currencies buffeted by news and events relating to three main themes: the stuttering U.S. economic recovery, a sovereign debt crisis in the Eurozone and growth dynamics in China.

In the U.S., quarterly gross domestic product (“GDP”) growth (annualized) had fallen from 5.6% to 2.7% to 1.7% in the second quarter of 2010. Employment and housing were the focus of attention. The National Bureau of Economic Research announced that the recession had ended in June of 2009 after 18 months, during which some 8.4 million jobs had been lost. Any credible economic rebound depended on their fast recovery. But the data over the period were less than encouraging. By September the private sector was only averaging 78,000 new jobs per month and the rate of unemployment seemed stuck between 9.5% and 10%. Of those unemployed, 42% had been jobless for at least 27 weeks.

The housing market had been improving, boosted by a program of tax credits for home buyers. But after the program expired in April 2010, sales of new and existing home sales collapsed, with a high proportion of distressed sales. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), having shown year-over-year increases from February, were decelerating and the last reported index level in September was still nearly 29% below the peak recorded more than four years ago.

In the Eurozone, default on billions of euro of Greece’s maturing bonds loomed. Amid downgrades, ballooning yields, fears of contagion and doubts about the viability of the euro itself, Eurozone countries dithered until at last in May, finance ministers and the International Monetary Fund agreed on a Financial Stabilization “mechanism” funded with up to €750 billion. The European Central Bank started buying the worst-affected countries’ sovereign debt, much of it held in the vulnerable European banking system. This, plus positive results from some rather soft stress testing on banks seemed to calm nerves, although uncertainty remained.

China’s efforts to restrain inflation and a housing bubble by repeatedly raising banks’ reserve ratio requirements while tightening the rules on mortgage issuance, were working all too well. Second quarter GDP growth slipped to 10.3% and by the end of August the privately compiled Chinese manufacturing purchasing managers index was signaling contraction. But in September this measure, retail sales and industrial production all showed signs of renewed acceleration.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned

6.05%. Last fiscal year, the riskiest fixed income sub-classes had the highest returns. In the six months through September, the Barclays Capital U.S. Treasury Index with a return of 7.54% underperformed the Barclays Capital Corporate Investment Grade Bond Index with a return of 8.29%. But both outperformed the Barclays Capital U.S. Mortgage Backed Securities (“MBS”) Index which had a return of 3.52%, after the end of the Federal Reserve’s MBS purchase program. In addition, refinancing risks rose as mortgage rates repeatedly fell to all-time low levels. The two-year Treasury yield also set new records to the downside due to periodic flights to safety and the hint by Federal Reserve Chairman Bernanke on September 21 of a new program of quantitative easing. At the other end of the risk spectrum, the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 6.55%, practically all in the last three months.

In currencies, the gloom about the Eurozone was increasingly replaced after early June by renewed pessimism about the dollar over a stalling economy and the perceived threat of debasement through quantitative easing. Despite early strength, the dollar lost 1.2% against the euro, 4.7% against the pound and 9.7% to the yen, which was sold in the market by the Bank of Japan after it reached a 15-year high in September.

U.S. equities, represented by the S&P 500® Index, including dividends, fell 1.42% in the first half of the fiscal year, but this small move conceals a 16% drop in the 10 weeks after April 23 and the index’s best September since 1939, with a return of 8.92%. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500 companies 50% above those for the second quarter of 2009.

In international markets, based on local currencies including dividends, the MSCI Japan® Index sagged 14.92% for the six months through September. Strong 5% annualized first quarter GDP growth shriveled to an export-dependent 1.5% in the second quarter, vulnerable to the irrepressible yen, with household demand still slow and consumer prices in retreat. The MSCI Europe ex UK® Index fell 2.21%. The sovereign debt trauma subsided after it became clear that the European Central Bank stood behind the banking system. In the meantime GDP grew 1.0% in the second quarter over the first quarter. The MSCI UK® Index slipped 0.68%, but excluding British Petroleum would have risen about 2%. Supporting this was the return to profit of most banks and second quarter GDP growth of 1.2%.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.
Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays Capital U.S. MBS Index	An unmanaged index composed of fixed-income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Barclays Capital Corporate High Yield Index	An unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment grade.

ING GNMA INCOME FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of September 30, 2010

(as a percent of net assets)

U.S. Government Agency Obligations	105.2%
U.S. Treasury Obligations	0.7%
Other Assets and Liabilities — Net	(5.9)%

Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING GNMA Income Fund (the “Fund”) seeks a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Peter Guan, Jeff Dutra and Justin McWhorter, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.

Performance: For the six-month period ended September 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.85% compared to the Barclays Capital U.S. Mortgage-Backed Securities Index which returned 3.52%, for the same period.

Portfolio Specifics: Agency mortgage-backed securities (“MBS”) had performed strongly early this year and the Fund benefited from its exposure to these securities. In April and May investors fled equities and other credit sectors in search of government protected assets. U.S. Treasuries increased in price, which lowered their yield by nearly 1% for the ten-year maturity. Likewise, agency MBS increased to all-time high dollar prices as prepayments initially remained subdued and net supply remained negative. By August and September, however, MBS showed signs of stress. Specifically, the persistently low interest rate environment ultimately led to an acceleration of prepayments for good credit borrowers with home equity. Higher prepayments result in faster amortization on mortgage pools which, combined with high dollar prices, lead to lower yields to investors. Many mortgage securities re-priced lower following this event, which was further exaggerated by somewhat weak demand from domestic and overseas investors. On the positive side, GNMA securities including those held by the Fund fared better as their prepayments increased only modestly.

The Fund was well positioned for an environment characterized by tighter spreads and low rates, and took advantage of the excess yield offered by premium securities. Despite historically low interest rates, higher coupon mortgages performed well due to relatively benign prepayments for most of the year. GNMA mortgages generally have outperformed conventional agency MBS since March 2010, after the Federal Reserve concluded its purchase of $1.2 trillion agency mortgages, and investors once again turned to the explicit credit protection of GNMA bonds. Finally, the Fund’s focus on securities with high current income did better than “generic” positions found in the index.

Duration positioning was a significant drag on results for the reporting period. That drag was more than offset, however, by the contribution from the Fund’s asset allocations. Security selection had a net neutral impact. The Fund holds over 500 individual GNMA-guaranteed mortgage pools. Given this level of diversity, the uniform credit quality and the homogenous nature of these investments, no individual security can have a significant impact on the Fund’s performance. However, we do position the Fund for performance by managing the average coupon and type of GNMA mortgages selected for the portfolio.

Current Strategy & Outlook: The housing market continues to struggle with prices expected to fall an additional 10% nationally over the next few quarters. We believe, to date, the government’s efforts to stimulate growth have been only modestly effective and further efforts to drive rates lower will likely have a limited impact as mortgage rates are already at historically low levels. We believe foreclosure problems along with a weak job market are likely to impede on the ability of non-prime borrowers and those without sufficient home equity to take full advantage of low rates. These events imply that only the best borrowers will continue to benefit from low rates and the divergence between good and marginal borrower prepayments will widen further.

With this in mind we continue to manage the Fund seeking to benefit from high current income investments. The predominant focus remains on specified GNMA pools and collateralized mortgage obligations (“CMOs”) that provide more attractive current income while minimizing prepayment risks. We are paying special attention to pools with lower loan balances, those with loans possessing what we believe are more attractive credit characteristics and those that are sufficiently seasoned to reduce their prepayment sensitivity to interest rate movements. In addition, we will continue to seek GNMA CMOs that provide structural prepayment and extension protection.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

PORTFOLIO MANAGERS’ REPORT	ING HIGH YIELD BOND FUND

Industry Allocation

as of September 30, 2010

(as a percent of net assets)

Consumer Discretionary	27.0%
Energy	11.3%
Financials	11.3%
Telecommunication Services	8.8%
Health Care	8.2%
Industrials	6.9%
Consumer Staples	6.8%
Materials	6.6%
Utilities	4.7%
Information Technology	4.5%
Other Assets and Liabilities — Net*	3.9%

Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

ING High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return. The Fund is managed by Randall Parrish, CFA, and Matthew Toms, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended September 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.47% compared to the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index and the Barclays Capital Corporate High Yield Index, which returned 6.55% and 6.60%, respectively, for the same period.

Portfolio Specifics: Financial markets experienced significant volatility in the six-months ended September 30, as the economic outlook moved from recovery, to fears of a double-dip recession, to belief that additional quantitative easing by the Federal Reserve would bail out markets. In between, we saw a European sovereign debt crisis, complete with a European Central Bank/International Monetary Fund-inspired rescue; a sharp equity market selloff in May-June; and a sharp devaluation of the U.S. dollar that failed to quiet calls to label China a currency manipulator. Fear of a European sovereign default and the increased likelihood of a second round of quantitative easing explained the unusual occurrence of strong positive returns for commodities (gold +17.5%) and Treasuries (10-year +12.8%). Despite widening of credit spreads during the period, fixed-income asset classes posted strong returns due to the plunge in Treasury yields.

This environment proved constructive for the high yield market — both for investors and for issuers — even if less so than for investors in higher-quality fixed income. With Treasury yields near all-time lows and investment grade yields in the low single digits, the 7%+ yields available in the high-yield market were sufficient to entice investors to continue to pour money into the asset class while issuers were more than happy to lock in historically attractive coupons for longer term debt. For the six months, the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index returned 6.55% despite issuance reaching a record $115 billion. With credit spreads widening during the quarter, higher quality bonds outperformed lower quality, with BB-rated bonds returning 7.70% versus 4.41% for CCC-rated bonds. Because the returns for the quarter were driven by rate movements more than credit spread movement, there was little rhyme or reason to industry sector winners and losers. Financials, wireless telecommunication and autos outperformed. The most notable underperformer for the quarter was electric utilities.

The Fund’s performance suffered due to the Fund’s lower quality credit profile relative to the benchmark. However, the Fund outperformed the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index on a gross of fees basis. The Fund benefited from strong security selection across a range of industry sectors and individual names in the six-months ended September 30, 2010. Our underweight of the independent power producers in the utilities sector positively impacted performance, as did our overweight of the media sector where we built a sizeable position in television broadcasters in expectation of record political advertising spend for the 2010 mid-term elections.

Other contributors included Ford Motor Credit Co. and Ally Financial, Inc. (formerly GMAC), as both companies continued to move toward investment-grade credit profiles. Security selection in healthcare, led by first-lien bonds of hospital operator HCA, Inc., and in retailing also helped. Our underweight in homebuilding negatively impacted performance as our position in the secured bonds of Hovnanian Enterprises, Inc. underperformed higher quality builders amid very weak new home sales.

Current Strategy & Outlook: We continue to believe the United States will sustain a modest economic recovery, which will allow issuers to further increase profitability and cash flow and reduce debt. The massive refinancing wave we have seen over the past 18 months has allowed issuers to refinance the vast majority of near-term debt maturities. This has resulted in a virtual absence of defaults in 2010, and the likelihood of this low-default scenario continuing through at least 2011 supports a further narrowing of credit spreads. Accordingly, if Treasury rates remain low, we believe we could see a total return in the high single-digit range over the next 12 months. Potential threats to this scenario include further economic weakness, renewed sovereign concerns and increasing anti-business government policy rhetoric.

In keeping with our view, we continue to maintain a slight cyclical bias and a single-B risk profile (underweight BBs and the most highly leveraged CCCs). We remain overweight oil-focused independent energy issues and ad-related media (general ad market recovery and expected record political spend). We remain underweight independent power producers (outlook for weak power prices) and homebuilders and have reduced our exposure to wireless telecommunications due to an increasingly difficult competitive environment. Most of our recent purchases came from the new issue calendar, where we bought a mix of largely single-B profile credits across a range of industries. Much of this was funded from accumulated cash and bond redemptions, though we also pared holdings in a number of issues that we viewed as most at risk to a further economic slowdown. Significant new positions included coal producer Foresight Energy and cable operator Charter Communications. We reduced or eliminated positions in Energy Future Holdings notes, Blockbuster, Inc., Leap Wireless International, Inc. and NewPage Corp.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

Top Ten Holdings*

as of September 30, 2010

(as a percent of net assets)

Ally Financial, Inc., 8.000%, due 03/15/20	1.3%
Intelsat Luxembourg S.A., 11.500%, due 02/04/17	1.2%
NRG Energy, Inc., 7.375%, due 02/01/16	1.0%
Harrah’s Operating Co., Inc., 11.250%, due 06/01/17	1.0%
CIT Group, Inc., 7.000%, due 05/01/15	0.9%
Ford Motor Credit Co., LLC, 8.125%, due 01/15/20	0.9%
Energy Future Holdings Corp., 10.000%, due 01/15/20	0.8%
AMC Entertainment, Inc., 11.000%, due 02/01/16	0.8%
HCA, Inc., 7.875%, due 02/15/20	0.8%
ServiceMaster Co, 10.750%, due 07/15/15	0.8%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

ING INTERMEDIATE BOND FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of September 30, 2010

(as a percent of net assets)

Corporate Bonds/Notes	36.3%
U.S. Treasury Obligations	24.8%
U.S. Government Agency Obligations	19.4%
Collateralized Mortgage Obligations	12.2%
Asset-Backed Securities	7.6%
Other Bonds	2.6%
Municipal Bonds	0.3%
Preferred Stock	0.2%
Other Assets and Liabilities — Net*	(3.4)%

Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Intermediate Bond Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity. The Fund is managed by Christine Hurtsellers, Matt Toms and Mike Mata, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the six-month period ended September 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.08% compared to the Barclays Capital U.S. Aggregate Bond Index, which returned 6.05%, for the same period.

Portfolio Specifics: Bond markets rallied and interest rates fell through September as much of the economic data released suggested economic growth was slowing. Over the last six months, the Fund performed well on both an absolute and relative basis outperforming the Barclays Capital U.S. Aggregate Bond Index. While outperformance was mostly led by our allocations to various spread sectors in the past half year, our duration positioning also contributed to performance given our slight overweight to the longer end of the yield curve. We used futures and swaps to manage the duration of the Fund. The aggregate impact of using derivatives and cash bonds to implement our duration view was slightly positive. Credit default swaps were employed to hedge some credit risk over the period which was a slight drag on performance.

Specifically, our overweight position in commercial mortgage-backed securities (“CMBS”) helped performance. We continued to favor what we believe are well structured, seasoned commercial loans that are high in the capital structure within CMBS, which has continued to outperform. While high-yield and investment-grade corporate bonds all hurt performance the first three months of the year, these holdings rebounded in the three-months ended September 30, 2010. We added value in our investment-grade corporate holdings, specifically by holding an overweight in the sub-sectors in financial institutions and industrials the last three months. We held a small allocation to high yield with a focus on higher-quality securities or those rated ‘BB’. This segment of high yield performed extremely well.

To help fund these overweight positions, we underweighted agency mortgages as we saw this segment as both full-to-richly priced and vulnerable. This underweight to agency mortgages throughout the period contributed to performance. Lastly, we held modest allocations to well structured asset-backed securities over the period. This diversified mix of high-quality credit card receivables, car loans and stranded assets outperformed during the period.

Current Strategy & Outlook: Given the continued uncertainty in the global economy, there are mixed views on the pace and ability for the overall global recovery. The slow growth rate in the economy, the over-arching fear of the sovereign debt issues, and a weakness in the U.S. stock markets is sill bolstering interest in the safe haven found in government debt. Short-term U.S. Treasury rates have hit an all-time low, and the 10-year yield currently hovers around 2.5%.

Despite some recent positive economic indicators, the continued high unemployment and low inflation creates more reason to believe there will be a second round of quantitative easing, which has been a catalyst for the prolonged range-bound low yields. We believe that yields will stay range-bound and low for the coming quarters. It is our opinion that the Federal Reserve will not increase short-term rates soon and therefore we remain neutral on our interest rate positioning.

We continue to hold an underweight position in agency debt, as spreads remain low because of government support and due to a minimal amount of issuance. In addition, non-government related spread sectors currently show better valuations.

Fundamentally, we still see weakness in the housing market as the supply of houses far outweighs demand. Despite the state of the current housing market, we continue to have a positive view on commercial mortgage-backed securities and non-agency residential mortgage-backed securities as these sectors performed well throughout the third quarter. We believe liquidity and credit risk premiums remain attractive keeping our longer term views positive in this space.

Interest in investment grade credit remains strong as the health of corporate balance sheets has improved and technical valuation has been positive. High-quality investment grade bonds are still seeing strong inflows and we continue to be constructive on the sector in the long term. However, tactically, we are careful to keep our risk assets in check within the sector due to the overarching macroeconomic issues that still exist.

The high-yield sector saw a flow of new issues over the quarter, and we expect the new issue market to remain active through the remainder of the year as issuers take advantage of attractive financing rates to extend debt maturities. The sector remains fundamentally strong, as refinancing activity continues to push out maturities and has resulted in virtually no defaults, and is likely through 2011, which supports a further narrowing of credit spreads. We continue to believe high-yield returns are attractive relative to other asset classes.

*	Effective August 2, 2010, Michael Hyman, Peter Guan and Chris Diaz were replaced with Matt Toms and Mike Mata as portfolio managers to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

Top Ten Holdings*

as of September 30, 2010

(as a percent of net assets)

U.S. Treasury Note, 2.625%, due 08/15/20	8.5%
U.S. Treasury Note, 4.375%, due 05/15/40	6.8%
Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/14	2.6%
U.S. Treasury Note, 0.750%, due 09/15/13	2.5%
Federal National Mortgage Association, 4.500%, due 10/15/35	2.2%
U.S. Treasury Note, 3.375%, due 11/15/19	2.0%
U.S. Treasury Note, 2.500%, due 04/30/15	2.0%
U.S. Treasury Note, 1.250%, due 08/31/15	1.8%
Federal Home Loan Mortgage Corporation, 5.500%, due 08/15/20	1.4%
Citi Credit, 5.375%, due 04/11/11	1.0%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING CLASSIC MONEY MARKET FUND

Investment Type Allocation

as of September 30, 2010

(as a percent of net assets)

Commercial Paper	56.0%
Repurchase Agreement	22.4%
Certificates of Deposit	16.2%
Corporate Bonds/Notes	6.2%
Other Assets and Liabilities — Net	(0.8)%

Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING Classic Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: Statements following each of the four Federal Open Market Committee (“FOMC”) meetings during the six-month period ended September 30, 2010 were very similar in that they highlighted the risks to growth, constrained household spending, high unemployment, modest income growth, lower housing wealth, tight credit and subdued inflation expectations. Against this backdrop, the Federal Reserve Board (the “Fed”) announced their intention to keep the federal funds rate at 0.00% to 0.25% for an extended period of time. Yields on money market securities remained low by historical standards during this period. Yields did increase slightly in June as a full-blown fiscal crisis in Europe peaked as concerns about Portugal, Italy, Ireland, Greece and Spain spilled over enveloping their more fiscally responsible euro zone neighbors in the process. Three-month London Interbank Offered Rate (“LIBOR”) increased from 0.29% at the end of March to 0.53% at the end of June as liquidity and funding dried up even for the top-tier-rated European banks. Subsequent steps by the European Union and the International Monetary Fund managed to avert a complete meltdown of the euro, and three-month LIBOR returned to relatively normal levels, ending the period at 0.29%.

Economic reports during the last three months of the period primarily painted a picture of a slowing recovery. Market expectations for the Fed to start another round of quantitative easing as early as November increased as the quarter ended. Short-term yields declined during the quarter as the two-year Treasury’s yield went from 0.61% as of the end of June to 0.43% at the end of September. Yields for the various money market securities also declined as well, led by money market securities of high-quality European banks on the improving credit outlook.

Our focus continues to be on the preservation of capital, limiting credit risk and keeping an excess liquidity cushion due to the still-elevated risks in the market and not on maximizing the yield and return of the Fund. The Fund’s Adviser and/or Distributor continue to waive fees in order to maintain a yield of not less than zero, as do most of our competitors, due to historically low levels of rates on money market securities. The Fund followed its strategy of taking on interest rate risk while maintaining limited longer-term credit exposure for most of the period. Moreover, we shortened the weighted average maturity (“WAM”) at the end of the period. We did so as there was less incentive to extend maturities with the collapse of longer-term money market yields on top of short-term money market yields. The Fund ended the period with a 35-day WAM.

Current Strategy & Outlook: Our outlook and strategy are little changed from the previous quarters. It is our opinion that the economy is positioned for a slow recovery in 2010 due to expected high continuing unemployment and the significant slack in the domestic economy. We believe the lack of a sustained and significant housing recovery, constrained consumer spending and low inflation presents significant headwinds to a robust recovery. We expect the FOMC will be forced to keep the federal funds rate in the 0.00% to 0.25% range well into 2011 or beyond and that additional quantitative easing may be warranted.

For the Fund, our current strategy will continue to focus on capital preservation by limiting credit risk and on maintaining above normal excess daily liquidity and short-term liquidity.

Principal Risk Factors: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

ING INSTITUTIONAL PRIME MONEY MARKET FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of September 30, 2010

(as a percent of net assets)

Commercial Paper	50.4%
Repurchase Agreement	29.9%
Certificates of Deposit	14.0%
Corporate Bonds/Notes	6.1%
Other Assets and Liabilities — Net	(0.4)%

Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING Institutional Prime Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. —  the Sub-Adviser.

Portfolio Specifics: Statements following each of the four Federal Open Market Committee (“FOMC”) meetings during the six-month period ended September 30, 2010 were very similar in that they highlighted the risks to growth, constrained household spending, high unemployment, modest income growth, lower housing wealth, tight credit and subdued inflation expectations. Against this backdrop, the Federal Reserve Board (the “Fed”) announced their intention to keep the federal funds rate at 0.00% to 0.25% for an extended period of time. Yields on money market securities remained low by historical standards during this period. Yields did increase slightly in June as a full-blown fiscal crisis in Europe peaked as concerns about Portugal, Italy, Ireland, Greece and Spain spilled over enveloping their more fiscally responsible euro zone neighbors in the process. Three-month London Interbank Offered Rate (“LIBOR”) increased from 0.29% at the end of March to 0.53% at the end of June as liquidity and funding dried up even for the top-tier-rated European banks. Subsequent steps by the European Union and the International Monetary Fund managed to avert a complete meltdown of the euro, and three-month LIBOR returned to relatively normal levels, ending the period at 0.29%.

Economic reports during the last three months of the period primarily painted a picture of a slowing recovery. Market expectations for the Fed to start another round of quantitative easing as early as November increased as the quarter ended. Short-term yields declined during the quarter as the two-year Treasury’s yield went from 0.61% as of the end of June to 0.43% at the end of September. Yields for the various money market securities also declined as well, led by money market securities of high-quality European banks on the improving credit outlook.

Our focus continues to be on the preservation of capital, limiting credit risk and keeping an excess liquidity cushion due to the still elevated risks in the market and not on maximizing the yield and return of the Fund. However, the Fund was still able to outperform its benchmark despite our reduced risk strategy, returning 0.11% for the six-month period compared to the 0.05% return of the iMoneyNet First Tier Institutional average return. This was partly due to the Fund taking advantage of the increased funding rates for European bank issuers by investing primarily in one-month to six-month maturities of those issuers that we believe have minimal credit risk in that sector. The Fund followed its strategy of taking on interest rate risk while maintaining limited longer-term credit exposure for most of the period but did shorten the weighted average maturity (“WAM”) at the end of the period. Moreover, there was less incentive to extend maturities with the collapse of longer-term money market yields on top of short-term money market yields. The Fund ended the period with a 33-day WAM.

Current Strategy & Outlook: Our outlook and strategy are little changed from the previous quarters. It is our opinion that the economy is positioned for a slow recovery in 2010 due to expected high continuing unemployment and the significant slack in the domestic economy. The lack of a sustained and significant housing recovery, constrained consumer spending and low inflation presents significant headwinds to a robust recovery. We expect the FOMC will be forced to keep the federal funds rate in the 0.00% to 0.25% range well into 2011 or beyond and that additional quantitative easing may be warranted.

For the Fund, our current strategy will continue to focus on capital preservation by limiting credit risk and on maintaining above normal excess daily liquidity and short-term liquidity.

Principal Risk Factors: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2010 to September 30, 2010. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2010*	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2010*
ING GNMA Income Fund
Class A	$1,000.00	$1,038.50	0.94%	$4.80	$1,000.00	$1,020.36	0.94%	$4.76
Class B	1,000.00	1,034.80	1.69	8.62	1,000.00	1,016.60	1.69	8.54
Class C	1,000.00	1,034.90	1.69	8.62	1,000.00	1,016.60	1.69	8.54
Class I	1,000.00	1,040.10	0.64	3.27	1,000.00	1,021.86	0.64	3.24
Class W	1,000.00	1,039.80	0.69	3.53	1,000.00	1,021.61	0.69	3.50
ING High Yield Bond Fund
Class A	$1,000.00	$1,064.70	1.10%	$5.69	$1,000.00	$1,019.55	1.10%	$5.57
Class B	1,000.00	1,060.70	1.85	9.56	1,000.00	1,015.79	1.85	9.35
Class C	1,000.00	1,060.60	1.85	9.56	1,000.00	1,015.79	1.85	9.35
Class I	1,000.00	1,068.10	0.75	3.89	1,000.00	1,021.31	0.75	3.80

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return					Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Annualized Expense Ratio		Expenses Paid During the Period Ended September 30, 2010*	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Annualized Expense Ratio		Expenses Paid During the Period Ended September 30, 2010*
ING Intermediate Bond Fund
Class A	$1,000.00	$1,070.80	0.69%		$3.58	$1,000.00	$1,021.61	0.69%		$3.50
Class B	1,000.00	1,065.90	1.44		7.46	1,000.00	1,017.85	1.44		7.28
Class C	1,000.00	1,065.90	1.44		7.46	1,000.00	1,017.85	1.44		7.28
Class I	1,000.00	1,072.50	0.38		1.97	1,000.00	1,023.16	0.38		1.93
Class O	1,000.00	1,069.60	0.69		3.58	1,000.00	1,021.61	0.69		3.50
Class R	1,000.00	1,069.40	0.94		4.88	1,000.00	1,020.36	0.94		4.76
Class W	1,000.00	1,072.10	0.44		2.29	1,000.00	1,022.86	0.44		2.23
ING Classic Money Market Fund
Class A	$1,000.00	$1,000.20	0.31	%••	$1.55	$1,000.00	$1,023.51	0.31	%••	$1.57
Class B	1,000.00	1,000.20	0.31	••	1.55	1,000.00	1,023.51	0.31	••	1.57
Class C	1,000.00	1,000.20	0.31	••	1.55	1,000.00	1,023.51	0.31	••	1.57
ING Institutional Prime Money Market Fund
Class I	$1,000.00	$1,001.10	0.13%		$0.65	$1,000.00	$1,024.42	0.13%		$0.66
Class IS	1,000.00	1,001.80	0.18		0.90	1,000.00	1,024.17	0.18		0.91

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.
••	Expense ratios reflect waivers of 0.53%, 1.11% and 1.11% of distribution and shareholder servicing fees for Classes A, B and C, respectively, in order to maintain a yield of not less than zero.

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2010 (UNAUDITED)

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
ASSETS:
Investments in securities at value+*	$887,964,683	$114,784,075	$854,023,301
Short-term investments**	—	—	19,658,555
Short-term investments in affiliates***	—	3,908,000	3,312,000
Cash	36,211,893	13,430	52,566
Cash collateral for futures	—	—	1,712,430
Derivatives collateral (Note 2)	—	—	4,470,000
Foreign currencies at value****	—	—	771
Receivables:
Investment securities sold	—	3,913,375	25,129,440
Investment securities sold on a delayed-delivery or when-issued basis	41,754,431	—	4,705,756
Fund shares sold	2,665,526	219,030	887,452
Dividends and interest	3,820,722	2,371,187	7,572,952
Upfront payments made on swap agreements	—	—	1,349,943
Prepaid expenses	43,318	35,911	44,229
Reimbursement due from manager	—	3,657	—

Total assets	972,460,573	125,248,665	922,919,395

LIABILITIES:
Payable for investment securities purchased	—	5,203,526	25,939,056
Payable for investment securities purchased on a delayed-delivery or when-issued basis	132,261,367	—	41,065,428
Payable for fund shares redeemed	1,179,715	264,460	886,104
Payable upon receipt of securities loaned	—	—	20,324,526
Unrealized depreciation on forward foreign currency contracts	—	—	1,484,285
Upfront payments received on swap agreements	—	—	1,024,958
Unrealized depreciation on swap agreements	—	—	4,427,107
Income distribution payable	—	210,947	346,616
Payable to affiliates	625,316	93,615	318,762
Payable for directors fees	7,313	7,094	11,041
Other accrued expenses and liabilities	199,774	119,972	448,717
Written options, at fair value^	—	—	554,133

Total liabilities	134,273,485	5,899,614	96,830,733

NET ASSETS	$838,187,088	$119,349,051	$826,088,662

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$807,424,433	$228,385,508	$959,907,814
Undistributed (distributions in excess of) net investment income	2,967,215	(415,959)	22,930,610
Accumulated net realized loss	(4,628,479)	(115,659,081)	(194,354,863)
Net unrealized appreciation	32,423,919	7,038,583	37,605,101

NET ASSETS	$838,187,088	$119,349,051	$826,088,662

+Including securities loaned at value	$—	$—	$19,898,258
*Cost of investments in securities	$855,540,764	$107,745,492	$810,543,791
**Cost of short-term investments	$—	$—	$20,324,526
***Cost of short-term investments in affiliates	$—	$3,908,000	$3,312,000
****Cost of foreign currencies	$—	$—	$759
^Premiums received on written options	$—	$—	$708,689

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
Class A:
Net assets	$616,136,468	$86,297,879	$364,316,306
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	69,164,188	11,423,036	37,770,150
Net asset value and redemption price per share	$8.91	$7.55	$9.65
Maximum offering price per share (2.50%)(1)	$9.14	$7.74	$9.90
Class B:
Net assets	$18,748,705	$9,972,827	$15,773,841
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,116,395	1,321,782	1,638,880
Net asset value and redemption price per share(2)	$8.86	$7.54	$9.62
Class C:
Net assets	$114,316,062	$11,302,473	$43,955,998
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	12,894,543	1,496,759	4,564,000
Net asset value and redemption price per share(2)	$8.87	$7.55	$9.63
Class I:
Net assets	$80,341,758	$11,775,872	$340,231,089
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	9,007,546	1,560,767	35,272,668
Net asset value and redemption price per share	$8.92	$7.54	$9.65
Class O:
Net assets	n/a	n/a	$43,638,376
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	4,522,527
Net asset value and redemption price per share	n/a	n/a	$9.65
Class R:
Net assets	n/a	n/a	$15,794,578
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	1,635,390
Net asset value and redemption price per share	n/a	n/a	$9.66
Class W:
Net assets	$8,644,095	n/a	$2,378,474
Shares authorized	unlimited	n/a	unlimited
Par value	$0.001	n/a	$0.001
Shares outstanding	968,438	n/a	246,783
Net asset value and redemption price per share	$8.93	n/a	$9.64

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2010 (UNAUDITED)

	ING Classic Money Market Fund	ING Institutional Prime Money Market Fund
ASSETS:
Short-term investments at amortized cost	$222,381,385	$1,033,055,586
Repurchase agreements	63,558,000	437,574,000
Cash	810	119
Receivables:
Fund shares sold	53,515	159,935,190
Dividends and interest	98,783	703,345
Prepaid expenses	105,168	30,482

Total assets	286,197,661	1,631,298,722

LIABILITIES:
Payable for fund shares redeemed	2,094,799	165,713,774
Income distribution payable	—	260,062
Payable to affiliates	35,877	86,967
Payable for directors fees	30,219	12,779
Other accrued expenses and liabilities	238,524	159,402

Total liabilities	2,399,419	166,232,984

NET ASSETS	$283,798,242	$1,465,065,738

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$283,769,307	$1,464,957,798
Distributions in excess of net investment income	—	(21,215)
Accumulated net realized gain	28,935	129,155

NET ASSETS	$283,798,242	$1,465,065,738

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

	ING Classic Money Market Fund	ING Institutional Prime Money Market Fund
Class A:
Net assets	$271,183,700	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	271,156,816	n/a
Net asset value and redemption price per share	$1.00	n/a
Maximum offering price per share	$1.00	n/a
Class B:
Net assets	$6,476,549	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	6,475,770	n/a
Net asset value and redemption price per share(1)	$1.00	n/a
Class C:
Net assets	$6,137,993	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	6,137,323	n/a
Net asset value and redemption price per share(1)	$1.00	n/a
Class I:
Net assets	n/a	$1,465,064,738
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	1,464,985,834
Net asset value and redemption price per share	n/a	$1.00
Class IS:
Net assets	n/a	$1,000
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	1,000
Net asset value and redemption price per share	n/a	$1.00

(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
INVESTMENT INCOME:
Dividends	$—	$4,841	$100,813
Interest, net of foreign taxes withheld*	18,866,333	4,860,461	22,875,149
Securities lending income, net	—	—	17,154

Total investment income	18,866,333	4,865,302	22,993,116

EXPENSES:
Investment management fees	1,888,131	278,831	671,106
Distribution and service fees:
Class A	750,963	104,387	443,287
Class B	111,660	54,189	85,333
Class C	533,516	54,712	221,263
Class O	—	—	53,222
Class R	—	—	40,730
Transfer agent fees:
Class A	202,851	67,785	200,774
Class B	7,573	8,859	9,688
Class C	36,010	8,889	25,072
Class I	3,975	1,100	77,504
Class O	—	—	24,104
Class R	—	—	9,236
Class W	2,646	—	1,288
Administrative service fees	401,727	54,672	394,768
Shareholder reporting expense	48,730	17,077	44,655
Registration fees	54,574	43,803	54,670
Professional fees	33,666	6,786	26,320
Custody and accounting expense	47,531	6,455	76,890
Trustee fees	13,972	869	9,887
Miscellaneous expense	18,065	7,617	19,179
Interest expense	—	325	771

Total expenses	4,155,590	716,356	2,489,747
Net waived and reimbursed fees	—	(39,772)	(7,385)

Net expenses	4,155,590	676,584	2,482,362

Net investment income	14,710,743	4,188,718	20,510,754

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	7,521,833	1,908,819	24,986,265
Foreign currency related transactions	—	—	(747,401)
Futures	—	—	(7,208,157)
Swaps	—	—	(490,576)
Written options	—	—	399,854

Net realized gain	7,521,833	1,908,819	16,939,985

Net change in unrealized appreciation or depreciation on:
Investments	6,724,042	805,318	19,873,083
Foreign currency related transactions	—	—	(1,391,864)
Futures	—	—	735,482
Swaps	—	—	(3,143,708)
Written options	—	—	154,556

Net change in unrealized appreciation or depreciation	6,724,042	805,318	16,227,549

Net realized and unrealized gain	14,245,875	2,714,137	33,167,534

Increase in net assets resulting from operations	$28,956,618	$6,902,855	$53,678,288

*Foreign taxes withheld	$—	$—	$398
(1)Dividends from affiliates	$—	$4,815	$19,614

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)

	ING Classic Money Market Fund	ING Institutional Prime Money Market Fund
INVESTMENT INCOME:
Interest	$588,150	$2,160,497

Total investment income	588,150	2,160,497

EXPENSES:
Investment management fees	465,010	503,919
Distribution and service fees:
Class A	1,342,579	—
Class B	36,251	—
Class C	33,685	—
Transfer agent fees:
Class A	49,318	—
Class B	966	—
Class C	903	—
Class I	—	118,246
Shareholder reporting expense	103,292	30,231
Registration fees	124,642	28,821
Professional fees	14,954	56,811
Custody and accounting expense	14,560	6,803
Trustee fees	16,368	20,694
Rating agency fee	—	32,400
Miscellaneous expense	16,362	14,417

Total expenses	2,218,890	812,342
Net waived and reimbursed fees	(1,630,740)	—

Net expenses	588,150	812,342

Net investment income	—	1,348,155

REALIZED GAIN
Net realized gain	28,982	64,341

Increase in net assets resulting from operations	$28,982	$1,412,496

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING GNMA Income Fund		ING High Yield Bond Fund
	Six Months Ended September 30, 2010	Year Ended March 31, 2010	Six Months Ended September 30, 2010	Year Ended March 31, 2010
FROM OPERATIONS:
Net investment income	$14,710,743	$29,543,007	$4,188,718	$8,892,559
Net realized gain (loss)	7,521,833	5,839,917	1,908,819	(3,193,568)
Net change in unrealized appreciation or depreciation	6,724,042	(287,645)	805,318	30,507,815

Increase in net assets resulting from operations	28,956,618	35,095,279	6,902,855	36,206,806

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(11,723,880)	(25,155,664)	(3,339,717)	(6,986,125)
Class B	(369,152)	(1,099,922)	(392,362)	(1,093,360)
Class C	(1,696,647)	(3,140,989)	(396,648)	(827,545)
Class I	(1,355,332)	(1,916,719)	(170,940)	(28,023)
Class Q(1)	—	(2,079)	—	—
Class W	(163,405)	(333,523)	—	—
Return of capital:
Class A	—	—	—	(229,275)
Class B	—	—	—	(38,943)
Class C	—	—	—	(29,726)
Class I	—	—	—	(1,015)

Total distributions	(15,308,416)	(31,648,896)	(4,299,667)	(9,234,012)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	158,066,634	275,408,526	34,151,703	29,719,990
Reinvestment of distributions	12,946,387	26,412,537	2,840,933	5,568,334

	171,013,021	301,821,063	36,992,636	35,288,324
Cost of shares redeemed	(126,177,698)	(287,481,142)	(27,999,345)	(33,208,010)

Net increase in net assets resulting from capital share transactions	44,835,323	14,339,921	8,993,291	2,080,314

Net increase in net assets	58,483,525	17,786,304	11,596,479	29,053,108

NET ASSETS:
Beginning of period	779,703,563	761,917,259	107,752,572	78,699,464

End of period	$838,187,088	$779,703,563	$119,349,051	$107,752,572

Undistributed (distributions in excess of) net investment income at end of period	$2,967,215	$3,564,888	$(415,959)	$(305,010)

(1)	Effective November 20, 2009, Class Q shareholders of ING GNMA Income Fund converted into Class W shares of the Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Intermediate Bond Fund		ING Classic Money Market Fund
	Six Months Ended September 30, 2010	Year Ended March 31, 2010	Six Months Ended September 30, 2010	Year Ended March 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$20,510,754	$44,636,689	$—	$(2,826)
Net realized gain (loss)	16,939,985	(32,149,489)	28,982	425,919
Net change in unrealized appreciation or depreciation	16,227,549	143,166,080	—	—

Increase in net assets resulting from operations	53,678,288	155,653,280	28,982	423,093

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(8,491,347)	(27,470,003)	—	—
Class B	(349,889)	(1,318,758)	—	—
Class C	(901,318)	(2,996,473)	—	—
Class I	(7,899,858)	(23,534,860)	—	—
Class O	(1,018,952)	(2,840,820)	—	—
Class R	(371,414)	(1,102,439)	—	—
Class W	(57,349)	(164,336)	—	—
Net realized gains:
Class A	—	—	(121,289)	(2,033,287)
Class B	—	—	(1,154)	(24,447)
Class C	—	—	(1,041)	(16,258)

Total distributions	(19,090,127)	(59,427,689)	(123,484)	(2,073,992)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	123,844,050	145,033,805	75,177,659	217,000,287
Reinvestment of distributions	15,672,950	47,744,888	123,047	2,025,529

	139,517,000	192,778,693	75,300,706	219,025,816
Cost of shares redeemed	(139,081,784)	(468,048,167)	(626,184,632)	(733,199,018)

Net increase (decrease) in net assets resulting from capital share transactions	435,216	(275,269,474)	(550,883,926)	(514,173,202)

Net increase (decrease) in net assets	35,023,377	(179,043,883)	(550,978,428)	(515,824,101)

NET ASSETS:
Beginning of period	791,065,285	970,109,168	834,776,670	1,350,600,771

End of period	$826,088,662	$791,065,285	$283,798,242	$834,776,670

Undistributed net investment income at end of period	$22,930,610	$21,509,983	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Institutional Prime Money Market Fund
	Six Months Ended September 30, 2010	Year Ended March 31, 2010
FROM OPERATIONS:
Net investment income	$1,348,155	$2,498,446
Net realized gain	64,341	236,529

Increase in net assets resulting from operations	1,412,496	2,734,975

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(1,348,153)	(2,498,440)
Class IS	(2)	(4)
Net realized gains:
Class I	—	(2,009,805)
Class IS	—	(2)

Total distributions	(1,348,155)	(4,508,251)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,688,418,462	14,422,386,767
Reinvestment of distributions	20,632	119,162

	7,688,439,094	14,422,505,929
Cost of shares redeemed	(7,685,861,953)	(14,164,212,757)

Net increase in net assets resulting from capital share transactions	2,577,141	258,293,172

Net increase in net assets	2,641,482	256,519,896

NET ASSETS:
Beginning of period	1,462,424,256	1,205,904,360

End of period	$1,465,065,738	$1,462,424,256

Distributions in excess of net investment income at end of period	$(21,215)	$(21,215)

See Accompanying Notes to Financial Statements

FINANCIAL  HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING GNMA Income Fund
Class A
09-30-10	8.75	0.17		0.16	0.33	0.17	—	—	0.17	8.91	3.85	0.94	0.94	0.94	3.76	616,136	90
03-31-10	8.71	0.33	•	0.07	0.40	0.36	—	—	0.36	8.75	4.68	0.94	0.94	0.94	3.83	589,813	114
03-31-09	8.54	0.37		0.18	0.55	0.38	—	—	0.38	8.71	6.62	0.96	0.96	0.96	4.33	606,856	39
03-31-08	8.35	0.37		0.20	0.57	0.38	—	—	0.38	8.54	7.00	0.96	0.96	0.96	4.45	515,916	32
03-31-07	8.30	0.37		0.09	0.46	0.41	—	—	0.41	8.35	5.72	0.95	0.94	0.94	4.49	515,469	99
03-31-06	8.52	0.40		(0.19)	0.21	0.43	—	—	0.43	8.30	2.50	0.99	0.98	0.98	4.70	504,734	39
Class B
09-30-10	8.70	0.13	•	0.17	0.30	0.14	—	—	0.14	8.86	3.48	1.69	1.69	1.69	3.02	18,749	90
03-31-10	8.66	0.27	•	0.06	0.33	0.29	—	—	0.29	8.70	3.89	1.69	1.69	1.69	3.08	25,704	114
03-31-09	8.49	0.30		0.18	0.48	0.31	—	—	0.31	8.66	5.86	1.71	1.71	1.71	3.57	38,718	39
03-31-08	8.30	0.31		0.19	0.50	0.31	—	—	0.31	8.49	6.24	1.71	1.71	1.71	3.70	45,963	32
03-31-07	8.26	0.30		0.09	0.39	0.35	—	—	0.35	8.30	4.84	1.70	1.69	1.69	3.73	58,568	99
03-31-06	8.48	0.33		(0.18)	0.15	0.37	—	—	0.37	8.26	1.75	1.74	1.73	1.73	3.95	78,823	39
Class C
09-30-10	8.71	0.13		0.17	0.30	0.14	—	—	0.14	8.87	3.49	1.69	1.69	1.69	3.00	114,316	90
03-31-10	8.67	0.27	•	0.06	0.33	0.29	—	—	0.29	8.71	3.92	1.69	1.69	1.69	3.09	103,103	114
03-31-09	8.50	0.30		0.18	0.48	0.31	—	—	0.31	8.67	5.88	1.71	1.71	1.71	3.59	73,209	39
03-31-08	8.31	0.31		0.20	0.51	0.32	—	—	0.32	8.50	6.23	1.71	1.71	1.71	3.70	36,218	32
03-31-07	8.27	0.31		0.08	0.39	0.35	—	—	0.35	8.31	4.85	1.70	1.69	1.69	3.73	37,280	99
03-31-06	8.49	0.33		(0.18)	0.15	0.37	—	—	0.37	8.27	1.74	1.74	1.73	1.73	3.95	34,997	39
Class I
09-30-10	8.76	0.18	•	0.17	0.35	0.19	—	—	0.19	8.92	4.01	0.64	0.64	0.64	4.04	80,342	90
03-31-10	8.72	0.36	•	0.07	0.43	0.39	—	—	0.39	8.76	5.00	0.64	0.64	0.64	4.15	52,880	114
03-31-09	8.55	0.39		0.18	0.57	0.40	—	—	0.40	8.72	6.95	0.65	0.65	0.65	4.64	38,908	39
03-31-08	8.35	0.40		0.20	0.60	0.40	—	—	0.40	8.55	7.42	0.67	0.67	0.67	4.74	21,002	32
03-31-07	8.31	0.40		0.08	0.48	0.44	—	—	0.44	8.35	5.92	0.65	0.65	0.65	4.77	14,181	99
03-31-06	8.53	0.45		(0.21)	0.24	0.46	—	—	0.46	8.31	2.82	0.67	0.67	0.67	4.96	18,287	39
Class W
09-30-10	8.77	0.18		0.17	0.35	0.19	—	—	0.19	8.93	3.98	0.69	0.69	0.69	4.01	8,644	90
03-31-10	8.73	0.36	•	0.06	0.42	0.38	—	—	0.38	8.77	4.97	0.66	0.66	0.66	4.15	8,204	114
03-31-09	8.55	0.39		0.19	0.58	0.40	—	—	0.40	8.73	7.03	0.65	0.65	0.65	4.70	4,180	39
12-17-07(4) - 03-31-08	8.39	0.11		0.15	0.26	0.10	—	—	0.10	8.55	3.16	0.64	0.64	0.64	4.86	1	32

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)(CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)

ING High Yield Bond Fund
Class A
09-30-10	7.38	0.29		0.18	0.47	0.30	—	—	0.30	7.55	6.47	1.17	1.10	†	1.10	†	7.80	†	86,298	41
03-31-10	5.52	0.62		1.89	2.51	0.63	—	0.02	0.65	7.38	46.88	1.24	1.10	†	1.10	†	9.17	†	83,034	103
03-31-09	7.89	0.62		(2.32)	(1.70)	0.54	—	0.13	0.67	5.52	(22.36)	1.25	1.10	†	1.10	†	9.30	†	59,307	75
03-31-08	8.99	0.67		(1.10)	(0.43)	0.67	—	—	0.67	7.89	(5.10)	1.16	1.11	†	1.11	†	7.86	†	83,327	66
03-31-07	8.71	0.61		0.27	0.88	0.60	—	—	0.60	8.99	10.54	1.11	1.10		1.10		6.98		104,328	122
03-31-06	8.75	0.55		(0.04)	0.51	0.55	—	—	0.55	8.71	6.01	1.31	1.18		1.18		6.27		99,178	111
Class B
09-30-10	7.37	0.26	•	0.18	0.44	0.27	—	—	0.27	7.54	6.07	1.92	1.85	†	1.85	†	7.04	†	9,973	41
03-31-10	5.52	0.57		1.87	2.44	0.57	—	0.02	0.59	7.37	45.58	1.99	1.85	†	1.85	†	8.46	†	12,099	103
03-31-09	7.88	0.58		(2.32)	(1.74)	0.49	—	0.13	0.62	5.52	(22.86)	2.00	1.85	†	1.85	†	8.38	†	12,289	75
03-31-08	8.98	0.61		(1.11)	(0.50)	0.60	—	—	0.60	7.88	(5.82)	1.91	1.86	†	1.86	†	7.08	†	24,994	66
03-31-07	8.70	0.53		0.29	0.82	0.54	—	—	0.54	8.98	9.72	1.86	1.85		1.85		6.18		43,427	122
03-31-06	8.74	0.47		(0.03)	0.44	0.48	—	—	0.48	8.70	5.22	1.98	1.94		1.94		5.50		75,940	111
Class C
09-30-10	7.38	0.26		0.18	0.44	0.27	—	—	0.27	7.55	6.06	1.92	1.85	†	1.85	†	7.04	†	11,302	41
03-31-10	5.52	0.57		1.89	2.46	0.58	—	0.02	0.60	7.38	45.82	1.99	1.85	†	1.85	†	8.40	†	11,038	103
03-31-09	7.89	0.58		(2.33)	(1.75)	0.49	—	0.13	0.62	5.52	(22.95)	2.00	1.85	†	1.85	†	8.57	†	7,101	75
03-31-08	8.99	0.61		(1.11)	(0.50)	0.60	—	—	0.60	7.89	(5.81)	1.91	1.86	†	1.86	†	7.09	†	9,987	66
03-31-07	8.71	0.54		0.28	0.82	0.54	—	—	0.54	8.99	9.70	1.86	1.85		1.85		6.21		15,487	122
03-31-06	8.75	0.48		(0.03)	0.45	0.49	—	—	0.49	8.71	5.22	1.98	1.94		1.94		5.51		17,555	111
Class I
09-30-10	7.37	0.30	•	0.19	0.49	0.32	—	—	0.32	7.54	6.81	0.82	0.75	†	0.75	†	8.22	†	11,776	41
03-31-10	5.51	0.64	•	1.90	2.54	0.66	—	0.02	0.68	7.37	47.55	0.92	0.78	†	0.78	†	8.99	†	1,582	103
07-31-08(4) - 03-31-09	7.64	0.37	•	(1.92)	(1.55)	0.49	—	0.09	0.58	5.51	(20.35)	0.95	0.80	†	0.80	†	9.61	†	2	75

ING Intermediate Bond Fund
Class A
09-30-10	9.23	0.24		0.41	0.65	0.23	—	—	0.23	9.65	7.08	0.69	0.69	†	0.69	†	5.14	†	364,316	208
03-31-10	8.31	0.45	•	1.09	1.54	0.62	—	—	0.62	9.23	18.95	0.71	0.69	†	0.69	†	5.04	†	348,871	540
03-31-09	10.13	0.45		(1.60)	(1.15)	0.45	0.22	—	0.67	8.31	(11.65)	0.72	0.70	†	0.70	†	4.84	†	471,185	674
03-31-08	10.23	0.51		(0.15)	0.36	0.46	—	—	0.46	10.13	3.61	0.73	0.69	†	0.69	†	4.98	†	799,369	435
03-31-07	10.13	0.50		0.10	0.60	0.50	—	—	0.50	10.23	6.03	0.73	0.69	†	0.69	†	4.89	†	698,537	367
03-31-06	10.32	0.41		(0.14)	0.27	0.42	0.04	—	0.46	10.13	2.53	1.02	0.93		0.93		3.92		572,196	469
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS  (UNAUDITED)(CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Intermediate Bond Fund (Continued)
Class B
09-30-10	9.21	0.21	•	0.39	0.60	0.19	—	—	0.19	9.62	6.59	1.44	1.44	†	1.44	†	4.41	†	15,774	208
03-31-10	8.30	0.38	•	1.08	1.46	0.55	—	—	0.55	9.21	17.96	1.46	1.44	†	1.44	†	4.31	†	18,605	540
03-31-09	10.11	0.38		(1.59)	(1.21)	0.38	0.22	—	0.60	8.30	(12.26)	1.47	1.45	†	1.45	†	4.08	†	23,721	674
03-31-08	10.21	0.43		(0.14)	0.29	0.39	—	—	0.39	10.11	2.84	1.48	1.44	†	1.44	†	4.26	†	41,078	435
03-31-07	10.11	0.42		0.10	0.52	0.42	—	—	0.42	10.21	5.23	1.48	1.44	†	1.44	†	4.13	†	50,086	367
03-31-06	10.30	0.32		(0.13)	0.19	0.34	0.04	—	0.38	10.11	1.76	1.70	1.69		1.69		3.14		60,526	469
Class C
09-30-10	9.22	0.21	•	0.39	0.60	0.19	—	—	0.19	9.63	6.59	1.44	1.44	†	1.44	†	4.39	†	43,956	208
03-31-10	8.30	0.38	•	1.09	1.47	0.55	—	—	0.55	9.22	18.08	1.46	1.44	†	1.44	†	4.31	†	45,016	540
03-31-09	10.12	0.38		(1.60)	(1.22)	0.38	0.22	—	0.60	8.30	(12.35)	1.47	1.45	†	1.45	†	4.08	†	53,534	674
03-31-08	10.22	0.43		(0.14)	0.29	0.39	—	—	0.39	10.12	2.85	1.48	1.44	†	1.44	†	4.24	†	83,232	435
03-31-07	10.12	0.42		0.10	0.52	0.42	—	—	0.42	10.22	5.24	1.48	1.44	†	1.44	†	4.13	†	81,556	367
03-31-06	10.31	0.33		(0.14)	0.19	0.34	0.04	—	0.38	10.12	1.77	1.70	1.69		1.69		3.15		73,281	469
Class I
09-30-10	9.23	0.25		0.41	0.66	0.24	—	—	0.24	9.65	7.25	0.38	0.38	†	0.38	†	5.44	†	340,231	208
03-31-10	8.31	0.48	•	1.09	1.57	0.65	—	—	0.65	9.23	19.33	0.39	0.37	†	0.37	†	5.37	†	316,209	540
03-31-09	10.14	0.48		(1.61)	(1.13)	0.48	0.22	—	0.70	8.31	(11.42)	0.39	0.37	†	0.37	†	5.17	†	362,162	674
03-31-08	10.23	0.54		(0.13)	0.41	0.50	—	—	0.50	10.14	4.05	0.39	0.35	†	0.38	†	5.31	†	351,575	435
03-31-07	10.14	0.53		0.09	0.62	0.53	—	—	0.53	10.23	6.26	0.40	0.36	†	0.36	†	5.22	†	266,596	367
03-31-06	10.32	0.44		(0.13)	0.31	0.45	0.04	—	0.49	10.14	2.94	0.61	0.60		0.60		4.40		179,582	469
Class O
09-30-10	9.24	0.24		0.40	0.64	0.23	—	—	0.23	9.65	6.96	0.69	0.69	†	0.69	†	5.14	†	43,638	208
03-31-10	8.32	0.46	•	1.08	1.54	0.62	—	—	0.62	9.24	18.94	0.71	0.69	†	0.69	†	5.09	†	41,860	540
03-31-09	10.14	0.45		(1.60)	(1.15)	0.45	0.22	—	0.67	8.32	(11.62)	0.72	0.70	†	0.70	†	4.84	†	39,188	674
03-31-08	10.24	0.51		(0.15)	0.36	0.46	—	—	0.46	10.14	3.61	0.73	0.69	†	0.69	†	4.99	†	55,956	435
03-31-07	10.14	0.50		0.09	0.59	0.49	—	—	0.49	10.24	6.02	0.73	0.69	†	0.69	†	4.88	†	53,096	367
03-31-06	10.32	0.40		(0.13)	0.27	0.41	0.04	—	0.45	10.14	2.58	0.95	0.94		0.94		3.91		43,171	469
Class R
09-30-10	9.24	0.23	•	0.40	0.63	0.21	—	—	0.21	9.66	6.94	0.94	0.94	†	0.94	†	4.90	†	15,795	208
03-31-10	8.32	0.43	•	1.09	1.52	0.60	—	—	0.60	9.24	18.64	0.96	0.94	†	0.94	†	4.83	†	18,417	540
03-31-09	10.15	0.43		(1.61)	(1.18)	0.43	0.22	—	0.65	8.32	(11.93)	0.97	0.95	†	0.95	†	4.59	†	18,240	674
03-31-08	10.25	0.48		(0.14)	0.34	0.44	—	—	0.44	10.15	3.36	0.98	0.94	†	0.94	†	4.65	†	16,773	435
03-31-07	10.15	0.47		0.10	0.57	0.47	—	—	0.47	10.25	5.75	0.98	0.94	†	0.94	†	4.63	†	5,572	367
03-31-06	10.34	0.38		(0.14)	0.24	0.39	0.04	—	0.43	10.15	2.26	1.17	1.16		1.16		3.79		799	469

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS  (UNAUDITED)(CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations						Less distributions									Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments		Total from investment operations		From net investment income		From net realized gains		From return of capital	Total distributions		Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)		($)		($)		($)		($)	($)		($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Intermediate Bond Fund (Continued)
Class W
09-30-10	9.22	0.25	•	0.41		0.66		0.24		—		—	0.24		9.64	7.21	0.44	0.44	†	0.44	†	5.39	†	2,378	208
03-31-10	8.31	0.48	•	1.08		1.56		0.65		—		—	0.65		9.22	19.15	0.42	0.40	†	0.40	†	5.42	†	2,087	540
03-31-09	10.12	0.45		(1.53)		(1.08)		0.51		0.22		—	0.73		8.31	(11.03)	0.39	0.37	†	0.37	†	5.09	†	2,079	674
12-17-07(4) - 03-31-08	10.21	0.15	•	(0.05)		0.10		0.19		—		—	0.19		10.12	0.98	0.48	0.44	†	0.44	†	5.24	†	443	435

ING Classic Money Market Fund
Class A
09-30-10	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	1.00	0.02	1.17	0.31	•••	0.31		—		271,184	—
03-31-10	1.00	(0.00	)*	—		0.00	*	—		0.00	*	—	0.00	*	1.00	0.15	1.13	0.47	••	0.47		(0.00	)*	819,755	—
03-31-09	1.00	0.01		—		0.01		0.01		—		—	0.01		1.00	1.43	1.13	0.79		0.79		1.42		1,323,512	—
03-31-08	1.00	0.04		—		0.04		0.04		—		—	0.04		1.00	4.39	1.11	0.77		0.77		4.22		1,498,016	—
03-31-07	1.00	0.05		—		0.05		0.05		—		—	0.05		1.00	4.63	1.11	0.77		0.77		4.55		921,623	—
03-31-06	1.00	0.03		—		0.03		0.03		—		—	0.03		1.00	3.07	1.10	0.77		0.77		3.07		656,731	—
Class B
09-30-10	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	1.00	0.02	1.42	0.31	•••	0.31		—		6,477	—
03-31-10	1.00	0.00	*	—		0.00	*	—		0.00	*	—	0.00	*	1.00	0.15	1.38	0.47	••	0.47		0.00	*	8,034	—
03-31-09	1.00	0.01		—		0.01		0.01		—		—	0.01		1.00	0.92	1.38	1.29		1.29		0.94		16,160	—
03-31-08	1.00	0.04		—		0.04		0.04		—		—	0.04		1.00	3.77	1.36	1.36		1.36		3.74		19,793	—
03-31-07	1.00	0.04		—		0.04		0.04		—		—	0.04		1.00	4.00	1.36	1.36		1.36		3.95		23,333	—
03-31-06	1.00	0.02		—		0.02		0.02		—		—	0.02		1.00	2.46	1.34	1.34		1.34		2.43		23,995	—
Class C
09-30-10	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	1.00	0.02	1.42	0.31	•••	0.31		—		6,138	—
03-31-10	1.00	(0.00	)*	—		0.00	*	—		0.00	*	—	0.00	*	1.00	0.15	1.38	0.47	••	0.47		(0.00	)*	6,987	—
03-31-09	1.00	0.01		—		0.01		0.01		—		—	0.01		1.00	0.92	1.38	1.29		1.29		0.95		10,929	—
03-31-08	1.00	0.04		—		0.04		0.04		—		—	0.04		1.00	3.76	1.36	1.36		1.36		3.59		15,511	—
03-31-07	1.00	0.04		—		0.04		0.04		—		—	0.04		1.00	3.99	1.36	1.36		1.36		3.96		4,345	—
03-31-06	1.00	0.02		—		0.02		0.02		—		—	0.02		1.00	2.46	1.34	1.34		1.34		2.47		4,868	—

ING Institutional Prime Money Market Fund
Class I
09-30-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—	0.00	*	1.00	0.11	0.13	0.13		0.13		0.21		1,465,065	—
03-31-10	1.00	0.00	*	—		0.00	*	0.00	*	0.00	*	—	0.00	*	1.00	0.35	0.18	0.18		0.18		0.18		1,462,423	—
03-31-09	1.00	0.02		—		0.02		0.02		—		—	0.02		1.00	1.89	0.20	0.20		0.20		1.74		1,205,903	—
03-31-08	1.00	0.05		—		0.05		0.05		0.00	*	—	0.05		1.00	5.00	0.12	0.12		0.12		4.95		800,049	—
03-31-07	1.00	0.05		—		0.05		0.05		—		—	0.05		1.00	5.25	0.16	0.16		0.16		5.17		724,330	—
07-29-05(4) - 03-31-06	1.00	0.03		—		0.03		0.03		—		—	0.03		1.00	2.70	0.19	0.17		0.17		4.14		179,659	—

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS  (UNAUDITED)(CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations						Less distributions									Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments		Total from investment operations		From net investment income		From net realized gains		From return of capital	Total distributions		Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)		($)		($)		($)		($)	($)		($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

ING Institutional Prime Money Market Fund (Continued)
Class IS
09-30-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—	0.00	*	1.00	0.18	0.18	0.18	0.18	0.16	1	—
03-31-10	1.00	0.00	*	—		0.00	*	0.00	*	0.00	*	—	0.00	*	1.00	0.56	0.21	0.21	0.21	0.15	1	—
03-31-09	1.00	0.02		—		0.02		0.02		—		—	0.02		1.00	2.05	0.23	0.23	0.23	1.77	1	—
12-05-07(4) - 03-31-08	1.00	0.01		—		0.01		0.01		—		—	0.01		1.00	1.35	0.22	0.20	0.20	4.19	1	—

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
*	Amount is less than $0.005 or more than ($0.005).
•	Calculated using average number of shares outstanding throughout the period.
••	Expense ratios reflect waivers of 0.30%, 0.91%, and 0.91% of distribution and shareholder servicing fees for Classes A, B and C, respectively, in order to maintain a yield of not less than zero (NOTE 5).
•••	Expense ratios reflect waivers of 0.53%, 1.11%, and 1.11% of distribution and shareholder servicing fees for Classes A, B and C, respectively, in order to maintain a yield of not less than zero (NOTE 5).

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act” or the “Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of five separately managed series: ING GNMA Income Fund (“GNMA Income”), ING High Yield Bond Fund (“High Yield Bond”), ING Intermediate Bond Fund (“Intermediate Bond”), ING Classic Money Market Fund (“Classic Money Market”) and ING Institutional Prime Money Market Fund (“Institutional Money Market”) (each, a “Fund” and collectively, the “Funds”).

The investment objective of each Fund is described in each Fund’s prospectus.

Each Fund, except Institutional Money Market, offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. Institutional Money Market offers Class I and Class IS shares. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Class B shares of the Funds are closed to new investment, provided that (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B shares of a Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the- counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Funds’ Board, in accordance with methods that are specifically

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

authorized by the Board. If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable fair value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Classic Money Market and Institutional Money Market use the amortized cost method to value their portfolio securities, which generally approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates or the fair value of the security.

Fair Value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

For the six months ended September 30, 2010, there have been no significant changes to the fair valuation methodologies.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Risk Exposures and the use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of September 30, 2010, the maximum amount of loss that Intermediate Bond would incur if the counterparties to its derivative transactions failed to perform would be $537,658, which represents the gross payments to be received by the Fund on open credit default swaps were they to be unwound as of September 30, 2010.

The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds net assets and or a percentage decrease in the Funds NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

As of September 30, 2010, Intermediate Bond had a net liability position of $6,678,198 on open credit default swaps, forward foreign currency contracts and OTC call options on interest rate swaps “swaptions” with credit related contingent features. If a contingent feature would have been triggered as of September 30, 2010, Intermediate Bond could have been required to pay this amount in cash to its counterparties. As of September 30, 2010 Intermediate Bond had posted $4,470,000 to its counterparties in cash collateral for its open derivatives transactions.

E.	Foreign Currency Transactions and Futures Contracts. High Yield Bond and Intermediate Bond may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For the six months ended September 30, 2010, Intermediate Bond has entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Fund uses forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements.

During the six months ended September 30, 2010, Intermediate Bond had average contract amounts on forward foreign currency contracts to buy and sell of $4,763,828 and $34,471,139, respectively.

High Yield Bond and Intermediate Bond may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the six months ended September 30, 2010, Intermediate Bond has both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve while maintaining overall duration. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the six months ended September 30, 2010, Intermediate Bond had an average notional value of $134,789,618 and $253,711,208 on futures contracts purchased and sold, respectively.

F.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. All Funds, with the exception of GNMA Income, declare dividends daily and pay dividends monthly. GNMA Income declares and pays dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

G.	Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

H.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.	Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week, (although it may extend over a number of months) while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.
J.

Securities Lending. Each Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. A Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.	Illiquid and Restricted Securities. Classic Money Market and Institutional Money Market may not invest more than 5% of their net assets in illiquid securities and all other Funds may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time- consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. With the exception of Classic Money Market and Institutional Money Market, illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.

Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund (except GNMA Income) may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Summary Portfolio of

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

M.	Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

N.	Options Contracts. The Funds (except GNMA Income, Classic Money Market and Institutional Money Market) may write call and put options on futures, swaptions, securities, commodity or currencies it owns or in which it may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the six months ended September 30, 2010, Intermediate Bond has purchased and written foreign currency options in order to hedge the value of its non-U.S. dollar-denominated holdings from adverse currency movements. There were no open foreign currency options at period end.

During the six months ended September 30, 2010, Intermediate Bond has purchased and written swaptions on credit default swap indices “CDX” in order to hedge the credit risk of the Portfolio. There were no open CDX swaptions at period end.

During the six months ended September 30, 2010, Intermediate Bond has written swaptions on interest rate swaps to increase exposure to long-term interest rates and potentially enhance the Fund’s yield. Please refer to the table following the Fund’s Summary Portfolio of Investments for open interest rate swaptions at period end.

Please refer to Note 9 for the volume of both purchased and written options and swaptions activity during the six months ended September 30, 2010.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

O.	Swap Agreements. High Yield Bond and Intermediate Bond may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on each Fund’s Statements of Assets or Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statements of Assets and

Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

High Yield Bond and Intermediate Bond may sell credit default swaps which expose these Funds to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs,

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of September 30, 2010, for which a

Fund is seller of protection, are disclosed in each Fund’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the six months ended September 30, 2010, Intermediate Bond has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and CDX indices and to hedge against anticipated potential credit events.

For the six months ended September 30, 2010, Intermediate Bond has sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market and to hedge against anticipated potential credit events.

For the six months ended September 30, 2010, Intermediate Bond had average notional amounts of $22,693,333 and $6,621,667 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Interest rate swaps are used to adjust interest rate and yield curve exposures and to substitute for physical securities. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk. For the six months ended September 30, 2010, Intermediate Bond has entered into interest rate swaps in which the Fund pays a fixed interest rate and receives a floating interest rate (short interest rate swap) in order to decrease exposure to long-term interest rates. Average notional amounts on short interest rate swaps was $13,296,000 for the six months ended September 30, 2010.

P.	Construction Loan Securities. GNMA Income may purchase construction loan securities, which are issued to finance building costs. The funds are

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is GNMA Income’s policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

Q.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended September 30, 2010, the cost of purchases and proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
High Yield Bond	$49,979,783	$42,664,388
Intermediate Bond	293,887,978	337,909,876

U.S. government securities not included above were as follows:

	Purchases	Sales
GNMA Income	$805,782,693	$739,269,859
Intermediate Bond	1,420,461,930	1,372,562,084

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the ”Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Funds. The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds.

The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For GNMA Income — 0.47% on first $1 billion, 0.40% on next $4 billion and 0.35% on assets thereafter; for

High Yield Bond — 0.51% on first $500 million, 0.45% on next $4.5 billion and 0.40% on assets thereafter; for Intermediate Bond — 0.17%; for Classic Money Market — 0.25%; and for Institutional Money Market — 0.08%.

ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the sub-adviser to the Funds. The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds are permitted to invest end-of-day cash balances into Institutional Money Market. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to Institutional Money Market with respect to assets invested by the Funds. For the six months ended September 30, 2010, High Yield Bond and Intermediate Bond waived $1,666 and $7,385, respectively. These fees are not subject to recoupment.

ING Funds Services, LLC (“IFS”), acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund, with the exception of Classic Money Market and Institutional Money Market, a fee at an annual rate of 0.10% of its average daily net assets.

ING Investments Distributor, LLC (the “Distributor” or “IID”) is the principal underwriter of the Funds. The Distributor, IFS, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Fund and potential termination of the Fund’s existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I and Class W and as otherwise noted below) has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act and/or a Service Plan (the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by certain of the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class B	Class C	Class IS	Class O	Class R
GNMA Income	0.25%	1.00%	1.00%	N/A	N/A	N/A
High Yield Bond	0.25%	1.00%	1.00%	N/A	N/A	N/A
Intermediate Bond	0.25%	1.00%	1.00%	N/A	0.25%	0.50%
Classic Money Market	0.75%	1.00%	1.00%	N/A	N/A	N/A
Institutional Money Market	N/A	N/A	N/A	0.10%	N/A	N/A

The Distributor has contractually agreed to waive a portion of the distribution fee for Class A of Classic Money Market to the extent necessary for expenses not to exceed 0.77%. The fee waiver will continue through at least August 1, 2011. There is no guarantee that this waiver will continue after that date. For the six months ended September 30, 2010, The Distributor waived $722,344 of Class A distribution fees.

ING Investments and IID have contractually agreed to waive a portion of their management fees, distribution and/or shareholder servicing fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Classic Money Market in maintaining a net yield of not less than zero. This arrangement will continue through at least August 1, 2011. There is no guarantee that this waiver will continue after that date. Fees waived or expenses reimbursed are subject to possible recoupment by ING Investments or IID, as applicable, within three years subject to certain restrictions. For the six months September 30, 2010, ING Investments and IID waived $1,028,396 of class specific management, distribution and shareholder servicing fees to maintain a yield of not less than zero. The class specific waivers were comprised of the following amounts per class:

	Management Fee	Distribution Fee	Shareholder Servicing Fee
Class A	$214,964	$292,674	$443,449
Class B	4,051	27,166	8,886
Class C	3,721	25,227	8,258

Please note that these waivers or reimbursements are in addition to existing contractual limitations, if any. As of September 30, 2010, amounts of waived management, distribution and shareholder servicing fees that are subject to possible recoupment by ING Investments and IID, and the related expiration dates are as follows:

	September 30,
	2011	2012	2013	Total
Class A	$—	$68	$943,706	$943,774
Class B	—	16,205	130,646	146,851
Class C	—	11,366	100,316	111,682

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the six months ended September 30, 2010, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class C Shares
Initial Sales Charges:
GNMA	$36,771	NA
High Yield	8,263	NA
Intermediate Bond	8,639	NA
Contingent Deferred Sales Charges:
GNMA	$3,015	$10,893
High Yield	—	412
Intermediate Bond	11	3,815
Classic Money Market	—	1,215

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2010, the Funds had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
GNMA Income	$322,326	$68,579	$234,411	$625,316
High Yield Bond	48,971	9,690	34,954	93,615
Intermediate Bond	112,810	67,039	138,913	318,762
Classic Money Market	35,877	—	—	35,877
Institutional Money Market	86,967	—	—	86,967

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

At September 30, 2010, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ING Life Insurance & Annuity — GNMA Income (21.08%) and Intermediate Bond (19.97%).

ING National Trust — GNMA Income (11.37%) and Intermediate Bond (15.44%).

ING Stock Index Portfolio — Institutional Money Market (8.81%).

ING Strategic Allocation Conservative Portfolio (7.81%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Funds have adopted a Retirement Policy (“Policy”) covering independent trustees of the Fund who were trustees on or before May 9, 2007, and who will have served as an independent trustee for at least five years as of the date of their retirement (as that term is defined in the Policy). Benefits under the Policy are based on an annual rate as defined in the Policy.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)
	Class A	Class B	Class C	Class I	Class O	Class R	Class W
GNMA Income	0.97%	1.72%	1.72%	0.67%	N/A	N/A	0.72%
High Yield Bond	1.10%	1.85%	1.85%	0.85%	N/A	N/A	N/A

Maximum Operating Expense Limit (as a percentage of average net assets)
	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Intermediate Bond(1)	0.75%	1.50%	1.50%	0.50%	0.75%	1.00%	0.50%
Classic Money Market	0.77%	1.41%	1.41%	N/A	N/A	N/A	N/A

(1)	Prior to August 1, 2009, the expense limits were 0.69%, 1.44%, 1.44%, 0.38%, 0.69%, 0.94% and 0.44% for Classes A, B, C, I, O, R and W shares, respectively.

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses to 0.17% and 0.20% of Institutional Money Market’s Class I and Class IS shares’ average daily net assets, respectively.

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of September 30, 2010, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	September 30,
	2011	2012	2013	Total
High Yield Bond	$137,109	$154,898	$90,525	$382,532
Intermediate Bond	384,288	201,054	—	585,342

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments or the Trust provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term or upon termination of the Management Agreement.

NOTE 8 — LINE OF CREDIT

Each of the Funds included in this report with the exception of GNMA Income, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the six months ended September 30, 2010:

Fund	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
High Yield Bond	6	$1,363,333	1.45%
Intermediate Bond	11	1,789,545	1.43

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased and written options and swaptions for ING Intermediate Bond Fund for the six months ended September 30, 2010 were as follows:

Transactions in Purchased Currency Options

	USD Notional	Cost
Balance at 03/31/10	$—	$—
Options Purchased	15,562,000	95,395
Options Terminated in Closing Sell Transactions	—	—
Options Expired	(15,562,000)	(95,395)
Options Exercised	—	—

Balance at 09/30/10	$—	$—

Transactions in Purchased Swaptions on CDX indices

	USD Notional	Cost
Balance at 03/31/10	$—	$—
Options Purchased	77,976,000	553,630
Options Terminated in Closing Sell Transactions	—	—

	USD Notional	Cost
Options Expired	$(77,976,000)	$(553,630)
Options Exercised	—	—

Balance at 09/30/10	$—	$—

Transactions in Written Currency Options

	USD Notional	Premium Received
Balance at 03/31/10	$—	$—
Options Written	15,562,000	76,254
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	(15,562,000)	(76,254)
Options Exercised	—	—

Balance at 09/30/10	$—	$—

Transactions in Written Swaptions on CDX indices

	USD Notional	Premium Received
Balance at 03/31/10	$—	$—
Options Written	155,952,000	323,600
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	(155,952,000)	(323,600)
Options Exercised	—	—

Balance at 09/30/10	$—	$—

Transactions in Written Swaptions on Interest Rate Swaps

	USD Notional	Premium Received
Balance at 03/31/10	$—	$—
Options Written	36,815,000	708,689
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	—	—
Options Exercised	—	—

Balance at 09/30/10	$36,815,000	$708,689

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares converted	Reinvest- ment of distribu- tions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares converted	Reinvest- ment of distribu- tions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)
GNMA Income Fund
Class A		s
09-30-10	10,909,381	—	1,162,840	(10,301,785)	—	1,770,436	97,049,510	—	10,284,372	—	(91,386,672)	—	15,947,210
03-31-10	19,576,866	—	2,478,996	(24,320,182)	—	(2,264,320)	170,536,214	—	21,550,033	—	(211,744,101)	—	(19,657,854)
Class B
09-30-10	25,829	—	32,248	(895,224)	—	(837,147)	228,397	—	283,672	—	(7,891,843)	—	(7,379,774)
03-31-10	124,001	—	94,320	(1,734,225)	—	(1,515,904)	1,074,963	—	815,731	—	(15,015,734)	—	(13,125,040)
Class C
09-30-10	2,666,166	—	129,550	(1,738,006)	—	1,057,710	23,624,871	—	1,141,151	—	(15,335,082)	—	9,430,940
03-31-10	6,917,222	—	219,900	(3,742,016)	—	3,395,106	59,949,807	—	1,904,907	—	(32,451,078)	—	29,403,636

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares converted	Reinvest- ment of distribu- tions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares converted	Reinvest- ment of distribu- tions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)
Class I
09-30-10	3,819,164	—	123,984	(971,047)	—	2,972,101	34,041,073	—	1,099,436	—	(8,622,782)	—	26,517,727
03-31-10	3,829,573	—	212,517	(2,468,028)	—	1,574,062	33,449,988	—	1,849,714	—	(21,534,212)	—	13,765,490
Class Q(1)
09-30-10	—	—	—	—	—	—	—	—	—	—	—	—	—
03-31-10	3,612	—	155	(407)	(8,567)	(5,207)	31,531	—	1,345	—	(3,537)	(75,518)	(46,179)
Class W
09-30-10	349,798	—	15,533	(332,475)	—	32,856	3,122,783	—	137,756	—	(2,941,319)	—	319,220
03-31-10	1,185,827	8,574	33,379	(771,203)	—	456,577	10,366,023	75,518	290,807	—	(6,732,480)	—	3,999,868
High Yield Bond Fund
Class A
09-30-10	2,996,258	—	290,319	(3,117,003)	—	169,574	22,051,166	—	2,141,822	—	(22,822,009)	—	1,370,979
03-31-10	3,488,979	—	622,857	(3,597,992)	—	513,844	23,171,133	—	4,283,036	—	(24,366,521)	—	3,087,648
Class B
09-30-10	55,731	—	37,259	(412,491)	—	(319,501)	410,764	—	274,480	—	(3,019,105)	—	(2,333,861)
03-31-10	133,732	—	104,520	(824,097)	—	(585,845)	891,376	—	714,386	—	(5,528,456)	—	(3,922,694)
Class C
09-30-10	159,155	—	37,083	(195,816)	—	422	1,171,425	—	273,435	—	(1,439,760)	—	5,100
03-31-10	614,472	—	79,902	(483,977)	—	210,397	4,069,056	—	550,305	—	(3,288,533)	—	1,330,828
Class I
09-30-10	1,423,681	—	20,337	(97,814)	—	1,346,204	10,518,348	—	151,196	—	(718,471)	—	9,951,073
03-31-10	214,679	—	2,830	(3,339)	—	214,170	1,588,425	—	20,607	—	(24,500)	—	1,584,532
Intermediate Bond Fund
Class A
09-30-10	4,997,968	—	797,623	(5,812,101)	—	(16,510)	47,061,679	—	7,521,945	—	(54,686,612)	—	(102,988)
03-31-10	6,958,052	—	2,568,754	(28,415,769)	—	(18,888,963)	62,494,813	—	23,169,031	—	(253,003,731)	—	(167,339,887)
Class B
09-30-10	74,309	—	29,062	(483,670)	—	(380,299)	700,536	—	273,124	—	(4,533,701)	—	(3,560,041)
03-31-10	113,544	—	107,747	(1,060,985)	—	(839,694)	1,019,849	—	971,311	—	(9,503,906)	—	(7,512,746)
Class C
09-30-10	327,802	—	64,302	(710,453)	—	(318,349)	3,069,415	—	605,285	—	(6,659,934)	—	(2,985,234)
03-31-10	669,093	—	213,733	(2,448,543)	—	(1,565,717)	6,018,663	—	1,928,786	—	(21,811,456)	—	(13,864,007)
Class I
09-30-10	7,123,997	—	715,453	(6,813,425)	—	1,026,025	67,681,146	—	6,749,399	—	(64,121,190)	—	10,309,355
03-31-10	7,079,914	—	2,236,388	(18,631,494)	—	(9,315,192)	63,139,964	—	20,172,137	—	(166,536,338)	—	(83,224,237)
Class R
09-30-10	242,497	—	38,933	(638,311)	—	(356,881)	2,294,724	—	367,566	—	(5,993,461)	—	(3,331,171)
03-31-10	710,000	—	119,448	(1,028,381)	—	(198,933)	6,423,330	—	1,080,762	—	(9,032,616)	—	(1,528,524)
Class O
09-30-10	278,542	—	11,018	(299,259)	—	(9,699)	2,626,602	—	103,935	—	(2,817,193)	—	(86,656)
03-31-10	561,868	—	34,185	(776,134)	—	(180,081)	5,032,515	—	308,868	—	(6,916,315)	—	(1,574,932)
Class W
09-30-10	43,797	—	5,480	(28,717)	—	20,560	409,948	—	51,696	—	(269,693)	—	191,951
03-31-10	101,459	—	12,622	(138,116)	—	(24,035)	904,671	—	113,993	—	(1,243,805)	—	(225,141)
Classic Money Market Fund
Class A
09-30-10	71,759,567	—	120,942	(620,358,295)	—	(548,477,786)	71,759,567	—	120,942	—	(620,358,295)	—	(548,477,786)
03-31-10	210,222,530	—	1,986,848	(714,325,550)	—	(502,116,172)	210,222,530	—	1,986,848	—	(714,325,550)	—	(502,116,172)
Class B
09-30-10	1,015,502	—	1,108	(2,573,912)	—	(1,557,302)	1,015,502	—	1,108	—	(2,573,912)	—	(1,557,302)
03-31-10	1,237,850	—	23,154	(9,385,464)	—	(8,124,460)	1,237,850	—	23,154	—	(9,385,464)	—	(8,124,460)
Class C
09-30-10	2,402,590	—	997	(3,252,425)	—	(848,838)	2,402,590	—	997	—	(3,252,425)	—	(848,838)
03-31-10	5,539,907	—	15,527	(9,488,004)	—	(3,932,570)	5,539,907	—	15,527	—	(9,488,004)	—	(3,932,570)
Institutional Prime Money Market Fund
Class I
09-30-10	7,688,418,462	—	20,632	(7,685,861,953)	—	2,577,141	7,688,418,462	—	20,632	—	(7,685,861,953)	—	2,577,141
03-31-10	14,422,386,767	—	119,162	(14,164,212,756)	—	258,293,173	14,422,386,767	—	119,162	—	(14,164,212,756)	—	258,293,173
Class IS
09-30-10	—	—	—	—	—	—	—	—	—	—	—	—	—
03-31-10	—	—	—	(1)	—	(1)	—	—	—	—	(1)	—	(1)

(1)	Effective November 20, 2009, Class Q shareholders of GNMA Income converted to Class W shares of the Fund.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 11 — CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, High Yield Bond and Intermediate Bond may invest in lower rated and comparable quality unrated high yield securities. Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High-yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Intermediate Bond held the following defaulted securities at September 30, 2010:

Fund	Security	Fair Value
Intermediate Bond	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	$—
	Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	—
	PEA Lima, LLC, 0.000%, due 03/20/14	—
	Twin Reefs Pass-through Trust, 0.000%, due 12/10/49	—

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Fund and its corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Credit Risk (All Funds). A Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Foreign Securities (High Yield Bond, Intermediate Bond, Classic Money Market and Institutional Money Market). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Emerging Markets Investments (High Yield Bond). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

High-Yield, Lower-Grade Debt Securities Risk (High-Yield Bond and Intermediate Bond). High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS (continued)

regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended September 30, 2010	Year Ended March 31, 2010
	Ordinary Income	Ordinary Income	Return of Capital
GNMA Income	$15,308,416	$31,648,896	$—
High Yield Bond	4,299,667	8,935,053	298,959
Intermediate Bond	19,090,127	59,427,689	—
Classic Money Market	123,484	2,073,992	—
Institutional Money Market	1,348,155	4,508,251	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2010 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
GNMA Income	$3,564,888	$25,691,061	$—	$(5,959,779)	2013
				(3,281,376)	2014
				(1,506,711)	2016
				(1,393,630)	2017

				$(12,141,496)

High Yield Bond	—	6,068,985	(1,062,257)	(69,190,309)	2011
				(6,099,584)	2012
				(126,079)	2014
				(16,938,959)	2015
				(9,006,267)	2017
				(14,980,165)	2018

				$(116,341,363)

Intermediate Bond	20,630,968	22,516,305	(17,282)	(17,571,919)	2017
				(193,454,083)	2018

				$(211,026,002)

Classic Money Market	123,437	—	—	—	—
Institutional Money Market	187,320	—	—	—	—

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of September 30, 2010, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 14 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following securities have been deemed to be illiquid. Except for GNMA Income, the Funds may invest up to 15% (10% for Classic Money Market and Institutional Money Market) of their net assets in illiquid securities. Fair value for certain securities was determined by ING Funds Valuation Committee appointed by the Funds’ Board and in accordance with the methods specifically authorized by the Board.

Fund	Security	Principal Amount/ Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
High Yield Bond	American Media Stock Certificates	5,810	2/3/2009	$128,699	$6	0.0%

				$128,699	$6	0.0%

Intermediate Bond	BNY Institutional Cash Reserves Fund, Series B	3,329,856	09/12/08	$3,329,856	$2,663,885	0.3%
	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	1,800,000	11/21/06	1,791,000	—	0.0%
	Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	2,200,000	11/21/06	2,172,500	—	0.0%
	Nordea Kredit Realkreditaktieselskab, 6.000%, due 07/01/29	19	04/16/04	3	4	0.0%
	PEA Lima, LLC, 0.000%, due 03/20/14	277,964	03/20/09	35,012	—	0.0%
	Twin Reefs Pass-through Trust, 0.000%, due 12/10/49	1,583,000	12/07/04	1,244,595	—	0.0%

				$8,572,966	$2,663,889	0.3%

NOTE 15 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund —Series A) and the BNY Institutional Cash Reserves Fund —Series B (“BICR —Series B”), each a series within the BNY Institutional Cash Reserves Trust (collectively, the “BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of September 30, 2010, and throughout the period covered by this report, BICR — Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”). The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by BICR — Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Funds) and subject, in part, to the Funds’ continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Funds have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Funds will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Fund’s investment in BICR —Series B includes the value of the underlying securities held by BICR — Series B and the estimated value of the support to be provided by BNYC. The investments in the BNY Mellon Overnight Government Fund and in BICR —Series B are included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on BICR — Series B is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 15 — SECURITIES LENDING (continued)

losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At September 30, 2010, the following Fund had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Intermediate Bond	$19,898,258	$20,324,526

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Fund’s Summary Portfolio of Investments.

NOTE 16 — SUBSEQUENT EVENTS

Subsequent to September 30, 2010, the following Funds declared dividends of:

	Type	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	NII	$0.0291	October 4, 2010	September 30, 2010
Class B	NII	$0.0235	October 4, 2010	September 30, 2010
Class C	NII	$0.0238	October 4, 2010	September 30, 2010
Class I	NII	$0.0313	October 4, 2010	September 30, 2010
Class W	NII	$0.0309	October 4, 2010	September 30, 2010
Class A	NII	$0.0291	November 2, 2010	October 29, 2010
Class B	NII	$0.0233	November 2, 2010	October 29, 2010
Class C	NII	$0.0235	November 2, 2010	October 29, 2010
Class I	NII	$0.0314	November 2, 2010	October 29, 2010
Class W	NII	$0.0310	November 2, 2010	October 29, 2010

High Yield Bond
Class A	NII	$0.0462	November 1, 2010	Daily
Class B	NII	$0.0412	November 1, 2010	Daily
Class C	NII	$0.0414	November 1, 2010	Daily
Class I	NII	$0.0525	November 1, 2010	Daily

Intermediate Bond
Class A	NII	$0.0122	November 1, 2010	Daily
Class B	NII	$0.0067	November 1, 2010	Daily
Class C	NII	$0.0066	November 1, 2010	Daily
Class I	NII	$0.0145	November 1, 2010	Daily
Class O	NII	$0.0123	November 1, 2010	Daily
Class R	NII	$0.0105	November 1, 2010	Daily
Class W	NII	$0.0142	November 1, 2010	Daily

Institutional Money Market
Class I	NII	$0.0002	November 1, 2010	Daily
Class IS	NII	$0.0003	November 1, 2010	Daily

NII - Net investment income

On October 21, 2010, the Board approved a proposal to liquidate Classic Money Market. It is expected that the liquidation will take place during the first quarter of 2011. On October 21, 2010, the Board approved a proposal to liquidate Institutional Money Market. It is expected that the liquidation will take place on or about December 20, 2010.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING GNMA INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED)

Principal Amount			Fair Value	Percent of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: 105.2%
		Federal Home Loan Mortgage Corporation##: 2.0%
$3,624,549	S, ^	5.500%, due 09/15/35	$620,799	2.0
7,332,689		5.500%, due 02/01/40	7,783,445
5,184,361	S	6.000%, due 05/15/36	5,893,592
1,212,107		9.000%, due 12/17/30	1,414,939
28,817,923	S, ^	0.500%-9.500%, due 01/01/30 -10/25/23	929,104
			16,641,879	2.0
		Federal National Mortgage Association##: 16.9%
20,000,000	W	4.000%, due 07/25/39	20,562,500	16.9
36,900,000	W	4.500%, due 10/15/35	38,433,626
43,493,462		4.500%, due 09/01/40	45,355,994
14,128,182		5.500%, due 02/01/40 - 08/01/40	15,031,903
6,789,890	S	6.000%, due 02/25/36	7,225,852
9,549,972		6.000%, due 11/25/31 - 04/25/32	10,460,430
742,848		6.600%, due 07/01/27 - 06/01/28	838,378
2,700,948		8.000%, due 12/25/45	3,210,752
483,034	S	6.500% - 8.500%, due 06/01/14 -02/01/29	539,750
			141,659,185	16.9
		Government National Mortgage Association: 86.3%
90,271,380	S, ^	0.887%, due 01/16/50	4,942,358	86.3
97,501,720	S, ^	0.985%, due 11/16/46	4,192,623
3,557,083	S	4.000%, due 05/20/33 - 08/20/35	3,689,886
5,667,869		4.000%, due 05/15/40 - 09/15/40	5,873,146
30,000,000	W	4.500%, due 03/15/39	31,565,640
19,002,400	S	4.500%, due 01/20/34 - 02/20/40	20,036,793

Principal Amount			Fair Value	Percent of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
$70,020,438	S, ^	5.000%, due 05/20/35 - 04/20/37	$8,656,443
97,667,836	S	5.000%, due 10/20/33 - 03/20/24	104,068,947
87,496,793		5.000%, due 04/15/30 - 04/15/29	93,501,130
1,704,717		5.250%, due 11/20/36 - 01/20/38	1,826,372
24,331,157	S	5.500%, due 04/20/34 - 12/15/36	26,269,252
138,214,488		5.500%, due 10/15/32 - 04/20/29	149,795,288
2,619,188		5.600%, due 12/20/36 - 02/20/38	2,832,065
552,680		5.625%, due 04/15/39	596,406
9,665,851	S	5.630%, due 07/15/45	10,150,429
8,352,843		5.750%, due 07/20/38 - 07/20/29	9,219,863
5,560,305		5.950%, due 02/15/44	6,170,305
1,884,182		5.970%, due 11/15/31	2,087,822
16,871,723		5.980%, due 01/20/30 - 07/20/34	18,502,337
10,700,559	S	6.000%, due 09/15/32-02/15/29	11,715,142
94,591,368		6.000%, due 02/15/32 - 12/15/29	103,244,127
3,573,363		6.200%, due 02/20/30-12/20/29	3,976,285
19,374,628	S, ^	6.243%, due 09/20/38	2,889,141
589,967		6.250%, due 09/15/27 - 09/15/29	654,256
581,107		6.280%, due 01/20/26 - 05/20/26	640,329
35,703,124		6.500%, due 08/20/31 - 07/20/29	39,385,459
2,806,948		6.600%, due 10/20/26 - 07/20/28	3,160,912
1,121,024		6.750%, due 04/20/37 - 11/15/28	1,248,627
2,112,553	S	7.000%, due 04/15/32 - 11/15/27	2,416,856
23,830,210		7.000%, due 05/15/31 - 07/15/29	26,803,326
6,321,444		7.200%, due 03/15/39	7,070,053

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Fair Value	Percent of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
$5,564,918	S, ^	7.243%, due 05/16/31	$1,224,785
3,372,010	S, ^	7.343%, due 10/16/29	646,076
4,032,991		7.350%, due 03/15/43	4,505,939
1,588,288	S	7.500%, due 10/15/38 - 08/20/27	1,763,915
695,175		7.500%, due 10/15/30 - 12/15/28	801,826
1,031,072	S	9.000%, due 01/15/31	1,118,553
17,760,025	S, ^	4.500% - 31.466%, due 04/20/31 -02/15/29	6,625,256
			723,867,968	86.3
		Other U.S. Agency Obligations: 0.0%
5,668		Small Business Administration, 8.250%, due 11/01/11	5,777	0.0
		Total U.S. Government Agency Obligations (Cost $849,683,478)	882,174,809	105.2

Principal Amount		Fair Value	Percent of Net Assets

U.S. TREASURY OBLIGATIONS: 0.7%
	U.S. Treasury Notes: 0.7%
$5,600,000	3.875%, due 08/15/40	$5,789,874	0.7
	Total U.S. Treasury Obligations (Cost $5,857,286)	5,789,874	0.7

	Total Investments in Securities (Cost $855,540,764)*	$887,964,683	105.9
	Other Assets and Liabilities - Net	(49,777,595)	(5.9)

	Net Assets	$838,187,088	100.0

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
W	Settlement is on a when-issued or delayed-delivery basis.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
*	Cost for federal income tax purposes is $855,777,606.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$34,874,954
Gross Unrealized Depreciation	(2,687,877)

Net Unrealized Appreciation	$32,187,077

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of September 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 9/30/2010
Asset Table
Investments, at fair value
U.S. Government Agency Obligations	$—	$882,174,809	$—	$882,174,809
U.S. Treasury Obligations	—	5,789,874	—	5,789,874

Total Investments, at fair value	$—	$887,964,683	$—	$887,964,683

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: 96.1%
		Consumer Discretionary: 27.0%
$555,000	#	Accuride Corp., 9.500%, due 08/01/18	$585,525	0.5
255,000	#	Affinia Group, Inc., 10.750%, due 08/15/16	284,963	0.2
935,000		AMC Entertainment, Inc., 11.000%, due 02/01/16	1,002,788	0.8
225,000	#	American Axle & Manufacturing Holdings, Inc., 9.250%, due 01/15/17	247,500	0.5
315,000		American Axle & Manufacturing, Inc., 5.250%, due 02/11/14	299,644
33,151	&, #	American Media Operations, Inc., 9.000%, due 05/01/13	33,814	0.0
7,957	&, #	American Media Operations, Inc., 14.000%, due 11/01/13	5,222
905,000		Cablevision Systems Corp., 7.750% - 8.000%, due 04/15/18 -04/15/20	970,001	0.8
775,000	#	CCO Holdings LLC/ CCO Holdings Capital Corp., 7.250%, due 10/30/17	789,531	1.1
500,000	#	CCO Holdings LLC/ CCO Holdings Capital Corp., 8.125%, due 04/30/20	532,500
420,000	#	Cedar Fair L.P./Canada’s Wonderland Co/Magnum Management Corp., 9.125%, due 08/01/18	443,100	0.4

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
$805,000	#	Cequel Communications Holdings I, LLC and Cequel Capital Corp., 8.625%, due 11/15/17	$853,300	0.7
265,000	#	Cooper-Standard Automotive, Inc., 8.500%, due 05/01/18	276,263	0.2
1,090,000		Harrah’s Operating Co., Inc., 10.000%, due 12/15/18	876,088	1.7
1,055,000		Harrah’s Operating Co., Inc., 11.250%, due 06/01/17	1,160,500
490,000	#	LIN Television Corp., 8.375%, due 04/15/18	520,013	0.8
405,000		LIN Television Corp., 6.500%, due 05/15/13	407,025
195,000	#	Marina District Finance Co., Inc., 9.500%, due 10/15/15	190,125	0.4
260,000	#	Marina District Finance Co., Inc., 9.875%, due 08/15/18	252,200
850,000	#	McJunkin Red Man Corp., 9.500%, due 12/15/16	752,250	0.6
815,000		Media General, Inc., 11.750%, due 02/15/17	886,313	0.8
505,000	#	MGM Resorts International, 9.000%, due 03/15/20	534,038	1.0
695,000		MGM Resorts International, 7.625% - 10.375%, due 05/15/14 - 01/15/17	691,613

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
$935,000		Michaels Stores, Inc., 0.000% - 11.375%, due 11/01/16	$970,201	0.8
375,000	#	Nexstar Broadcasting, Inc./ Mission Broadcasting, Inc., 8.875%, due 04/15/17	392,813	0.3
403,987	&, #	Nexstar Finance, Inc., 7.000%, due 01/15/14	390,857	0.3
685,000	+	Nielsen Finance LLC/Nielsen Finance Co., 0.000% (step rate 12.500%), due 08/01/16	689,281	1.0
430,000		Nielsen Finance LLC/Nielsen Finance Co., 7.750% - 10.000%, due 08/01/14 -10/15/18	441,790
540,000	#	Rite Aid Corp., 6.875%, due 12/15/28	287,550	0.3
195,000	#	Scientific Games Corp., 8.125%, due 09/15/18	199,875	0.2
455,000	#	Sinclair Television Group, Inc., 8.375%, due 10/15/18	460,688	0.7
385,000	#	Sinclair Television Group, Inc., 9.250%, due 11/01/17	414,838
895,000	#	Sirius XM Radio, Inc., 8.750%, due 04/01/15	955,413	0.8
200,000	#	Sitel LLC/Sitel Finance Corp., 11.500%, due 04/01/18	161,000	0.1
630,000		Toys R Us Property Co. I LLC, 10.750%, due 07/15/17	715,050	0.6

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
$430,000	#	Toys R Us Property Co., LLC, 8.500%, due 12/01/17	$456,875	0.4
410,000	#	Visant Corp., 10.000%, due 10/01/17	429,475	0.4
315,000	#	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.750%, due 08/15/20	333,900	0.3
		Other Securities	12,301,107	10.3
			32,195,029	27.0
		Consumer Staples: 6.8%
560,000	#	Cenveo Corp., 10.500%, due 08/15/16	575,400	0.7
245,000		Cenveo Corp., 8.875%, due 02/01/18	243,469
265,000	#	Cott Beverages USA, Inc., 8.125%, due 09/01/18	281,894	0.2
435,000	#	Cott Beverages, Inc., 8.375%, due 11/15/17	462,188	0.4
650,000		JBS USA LLC/JBS USA Finance, Inc., 11.625%, due 05/01/14	754,000	0.6
470,000	#	RSC Equipment Rental, Inc., 10.000%, due 07/15/17	525,225	0.4
920,000	&, #	ServiceMaster Co, 10.750%, due 07/15/15	984,400	1.1
420,000		ServiceMaster Co, 7.450%, due 08/15/27	321,300
385,000	#	Spectrum Brands Holdings, Inc., 9.500%, due 06/15/18	413,394	0.4
675,000	#	Tops Markets, LLC, 10.125%, due 10/15/15	728,156	0.6
		Other Securities	2,870,887	2.4
			8,160,313	6.8

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: 11.3%
$675,000		Anadarko Petroleum Corp., 6.450%, due 09/15/36	$677,934	0.6
200,000	#	ATP Oil & Gas Corp., 11.875%, due 05/01/15	173,500	0.1
290,000	#	Brigham Exploration Co., 8.750%, due 10/01/18	300,150	0.2
735,000		Chaparral Energy, Inc., 8.875%, due 02/01/17	718,463	0.8
205,000	#	Chaparral Energy, Inc., 9.875%, due 10/01/20	209,100
200,000	#	Consol Energy, Inc., 8.000%, due 04/01/17	217,500	0.4
200,000	#	Consol Energy, Inc., 8.250%, due 04/01/20	219,500
775,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 8.000%, due 02/15/20	800,188	0.7
275,000	#	Linn Energy LLC/Linn Energy Finance Corp., 7.750%, due 02/01/21	278,781	0.6
360,000	#	Linn Energy LLC/Linn Energy Finance Corp., 8.625%, due 04/15/20	383,400
215,000	#	Murray Energy Corp., 10.250%, due 10/15/15	224,138	0.2
325,000	#	NFR Energy LLC/NFR Energy Finance Corp., 9.750%, due 02/15/17	326,625	0.3

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
$35,000	#	OPTI Canada, Inc., 9.000%, due 12/15/12	$35,613	0.6
115,000	#	OPTI Canada, Inc., 9.750%, due 08/15/13	117,300
725,000		OPTI Canada, Inc., 8.250%, due 12/15/14	554,625
400,000	#	PetroHawk Energy Corp., 7.250%, due 08/15/18	410,000	0.3
730,000		Plains Exploration & Production Co., 7.625%, due 06/01/18	770,150	0.6
755,000	#	SandRidge Energy, Inc., 8.000%, due 06/01/18	739,900	0.8
230,000	#	SandRidge Energy, Inc., 8.750%, due 01/15/20	228,850
600,000		Swift Energy Co., 8.875%, due 01/15/20	627,750	0.7
245,000		Swift Energy Co., 7.125%, due 06/01/17	243,775
		Other Securities	5,224,975	4.4
			13,482,217	11.3
		Financials: 11.3%
275,000	#	Ally Financial, Inc., 7.500%, due 09/15/20	294,250	1.8
1,435,000	#	Ally Financial, Inc., 8.000%, due 03/15/20	1,571,325
224,000		Ally Financial, Inc., 6.750%, due 12/01/14	235,620
750,000		Atlantic Broadband Finance, LLC, 9.375%, due 01/15/14	764,063	0.6

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$1,130,000		CIT Group, Inc., 7.000%, due 05/01/15	$1,127,175	2.3
865,000		CIT Group, Inc., 7.000%, due 05/01/17	850,944
805,000		CIT Group, Inc., 7.000%, due 05/01/14-05/01/16	804,388
760,000		Felcor Lodging L.P., 10.000%, due 10/01/14	829,350	0.7
600,000		Ford Motor Credit Co., LLC, 6.625%, due 08/15/17	640,145	2.1
945,000		Ford Motor Credit Co., LLC, 8.125%, due 01/15/20	1,087,684
690,000		Ford Motor Credit Co., LLC, 8.700%, due 10/01/14	774,751
298,000	#	International Lease Finance Corp., 8.625%, due 09/15/15	319,605	1.4
1,295,000		International Lease Finance Corp., 5.400% - 6.375%, due 02/15/12-06/01/14	1,288,856
465,000	#	LBI Escrow Corp., 8.000%, due 11/01/17	509,175	0.4
455,000	#	Pinafore LLC/Pinafore, Inc., 9.000%, due 10/01/18	480,025	0.4
355,000	#	Pinnacle Foods Finance LLC/ Pinnacle Foods Finance Corp., 8.250%, due 09/01/17	360,325	0.3
305,000	#	SSI Investments II/SSI Co-Issuer LLC, 11.125%, due 06/01/18	336,263	0.3
		Other Securities	1,207,950	1.0
			13,481,894	11.3

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Health Care: 8.2%
$1,018,000	&	Biomet, Inc., 10.375%-11.625%, due 10/15/17	$1,136,919	0.9
450,000	#	Gentiva Health Services, Inc., 11.500%, due 09/01/18	482,625	0.4
860,000		HCA, Inc., 7.250%, due 09/15/20	924,500	1.6
905,000		HCA, Inc., 7.875%, due 02/15/20	994,369
405,000	#	Mylan, Inc./PA, 7.875%, due 07/15/20	435,881	0.4
320,000	#	Radnet Management, Inc., 10.375%, due 04/01/18	294,400	0.2
670,000	#	Tenet Healthcare Corp., 8.000%, due 08/01/20	670,000	0.6
200,000	#	UHS Escrow Corp., 7.000%, due 10/01/18	207,500	0.2
775,000		US Oncology, Inc., 10.750%, due 08/15/14	809,875	0.9
225,000		US Oncology, Inc., 9.125%, due 08/15/17	239,625
75,000	#	Valeant Pharmaceuticals International, 6.750%, due 10/01/17	76,688	0.3
245,000	#	Valeant Pharmaceuticals International, 7.000%, due 10/01/20	251,125
		Other Securities	3,203,283	2.7
			9,726,790	8.2
		Industrials: 6.9%
455,000	#	Amsted Industries, Inc., 8.125%, due 03/15/18	476,044	0.4

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Industrials: (continued)
$310,000	#	Bombardier, Inc., 7.500%, due 03/15/18	$334,800	0.6
310,000	#	Bombardier, Inc., 7.750%, due 03/15/20	336,350
160,000	#	Case New Holland, Inc., 7.875%, due 12/01/17	174,600	0.1
1,290,000	Z	Goodman Global Group, Inc., 10.700%, due 12/15/14	832,050	0.7
585,000	#	Martin Midstream Partners L.P./ Martin Midstream Finance Corp., 8.875%, due 04/01/18	590,850	0.5
500,000	#	NXP BV/NXP Funding, LLC, 9.750%, due 08/01/18	535,000	0.4
195,000	#	Severstal Columbus LLC, 10.250%, due 02/15/18	205,725	0.2
310,000	#	SPX Corp., 6.875%, due 09/01/17	330,150	0.3
270,000	#	Stoneridge, Inc., 9.500%, due 10/15/17	278,100	0.2
800,000		United Rentals North America, Inc., 7.750% - 9.250%, due 11/15/13 -12/15/19	850,500	0.7
		Other Securities	3,335,176	2.8
			8,279,345	6.9
		Information Technology: 4.5%
245,000	#	Advanced Micro Devices, Inc., 7.750%, due 08/01/20	254,188	0.2
245,000	#	Aspect Software, Inc., 10.625%, due 05/15/17	255,719	0.2

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Information Technology: (continued)
$1,025,859	&	First Data Corp., 9.875% - 11.250%, due 09/24/15 -03/31/16	$801,518	0.7
585,000	#	Freescale Semiconductor, Inc., 10.750%, due 08/01/20	589,388	0.5
432,000	#	Insight.com, 9.375%, due 07/15/18	461,160	0.4
95,000	#	JDA Software Group, Inc., 8.000%, due 12/15/14	101,175	0.1
400,000	#	Kemet Corp., 10.500%, due 05/01/18	420,500	0.3
649,000		SunGard Data Systems, Inc., 9.125%, due 08/15/13	666,036	0.9
396,000		SunGard Data Systems, Inc., 10.250%, due 08/15/15	418,770
		Other Securities	1,403,841	1.2
			5,372,295	4.5
		Materials: 6.6%
380,000	#	ABI Escrow Corp., 10.250%, due 10/15/18	388,550	0.3
220,000	#	Chemtura Corp., 7.875%, due 09/01/18	230,450	0.2
780,000		Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% - 9.750%, due 11/15/14 -02/01/18	798,300	0.7
195,000	#	Huntsman International, LLC, 8.625%, due 03/15/21	202,800	0.2
800,000		Nova Chemicals Corp., 8.375% - 8.625%, due 11/01/16 -11/01/19	848,713	0.7

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Materials: (continued)
$290,000	#	Plastipak Holdings, Inc., 10.625%, due 08/15/19	$323,350	0.3
295,000	#	Steel Dynamics, Inc., 7.625%, due 03/15/20	307,538	0.2
75,000	#	Vertellus Specialties, Inc., 9.375%, due 10/01/15	78,000	0.1
		Other Securities	4,682,835	3.9
			7,860,536	6.6
		Telecommunication Services: 8.8%
690,000		Cincinnati Bell, Inc., 7.000%, due 02/15/15	693,450	1.1
590,000		Cincinnati Bell, Inc., 8.750%, due 03/15/18	578,200
270,000	#	Clearwire Communications, LLC/Clearwire Finance, Inc., 12.000%, due 12/01/15	292,275	0.2
680,000		Frontier Communications Co., 9.000%, due 08/15/31	728,450	1.3
710,000		Frontier Communications Corp., 8.250% - 8.500%, due 04/15/17 -04/15/20	785,213
45,000	#	Intelsat Jackson Holdings Ltd., 8.500%, due 11/01/19	49,050	0.0
1,265,879	&	Intelsat Luxembourg S.A., 11.500%, due 02/04/17	1,378,226	1.5
345,000		Intelsat Luxembourg S.A., 11.250%, due 02/04/17	371,306

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Telecommunication Services: (continued)
$650,000		Nextel Communications, Inc., 5.950%, due 03/15/14	$650,000	1.0
615,000		Nextel Communications, Inc., 7.375%, due 08/01/15	621,150
840,000		Sprint Capital Corp., 6.875% - 8.750%, due 03/15/32 -11/15/28	829,500	0.7
295,000	#	West Corp., 8.625%, due 10/01/18	295,000	0.8
585,000		West Corp., 9.500% - 11.000%, due 10/15/14 -10/15/16	620,344
		Other Securities	2,637,665	2.2
			10,529,829	8.8
		Utilities: 4.7%
83,000	#	AES Corp., 8.750%, due 05/15/13	84,453	0.1
290,000	#	Calpine Corp., 7.875%, due 07/31/20	299,425	0.3
1,015,000	#	Energy Future Holdings Corp., 10.000%, due 01/15/20	1,012,726	0.8
865,000	#	Foresight Energy LLC/Foresight Energy Corp., 9.625%, due 08/15/17	895,275	0.7
1,140,000		NRG Energy, Inc., 7.375%, due 02/01/16	1,175,625	1.0
		Other Securities	2,187,828	1.8
			5,655,332	4.7
		Total Corporate Bonds/Notes (Cost $107,590,193)	114,743,580	96.1

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Shares			Value	Percent of Net Assets

COMMON STOCK: 0.0%
		Consumer Discretionary: 0.0%
5,810	@, I, X	American Media Stock Certificates	$6	0.0

		Materials: 0.0%
		Other Securities	30,495	0.0

		Telecommunication Services: 0.0%
		Other Securities	9,994	0.0
		Total Common Stock (Cost $155,299)	40,495	0.0
		Total Long-Term Investments (Cost $107,745,492)	114,784,075	96.1

SHORT-TERM INVESTMENTS: 3.3%
		Affiliated Mutual Fund: 3.3%
3,908,000		ING Institutional Prime Money Market Fund - Class I	3,908,000	3.3
		Total Short-Term Investments (Cost $3,908,000)	3,908,000	3.3

		Total Investments in Securities (Cost $111,653,492)*	$118,692,075	99.4
		Other Assets and Liabilities - Net	656,976	0.6

		Net Assets	$119,349,051	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
I	Illiquid security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $111,672,295.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$7,898,354
Gross Unrealized Depreciation	(878,574)

Net Unrealized Appreciation	$7,019,780

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of September 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 9/30/2010
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$—	$—	$6	$6
Materials	—	30,495	—	30,495
Telecommunication Services	9,994	—	—	9,994

Total Common Stock	9,994	30,495	6	40,495

Corporate Bonds/Notes	—	114,743,580	—	114,743,580
Short-Term Investments	3,908,000	—	—	3,908,000

Total Investments, at value	$3,917,994	$114,774,075	$6	$118,692,075

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended September 30, 2010:

	Beginning Balance 3/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 9/30/2010
Asset Table
Investments, at value
Common Stock	$6	$—	$—	$—	$—	$—	$—	$—	$6

Total Investments, at value	$6	$—	$—	$—	$—	$—	$—	$—	$6

As of September 30, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: 36.3%
		Consumer Discretionary: 5.5%
$3,378,000	S	Comcast Corp., 5.900% - 6.500%, due 03/15/16 - 11/15/17	$3,996,177	0.5
456,000	#, S	COX Communications, Inc., 6.250%, due 06/01/18	526,540	0.2
614,000	#, S	COX Communications, Inc., 6.950%, due 06/01/38	719,650
1,255,000	#	Cox Enterprises, Inc., 7.375%, due 07/15/27	1,476,241	0.2
2,975,000	#	Hyatt Hotels Corp., 6.875%, due 08/15/19	3,314,915	0.4
1,475,000	#	NBC Universal, Inc., 2.875%, due 04/01/16	1,477,158	0.7
517,000	#	NBC Universal, Inc., 3.650%, due 04/30/15	546,297
738,000	#	NBC Universal, Inc., 4.375%, due 04/01/21	748,555
1,419,000	#	NBC Universal, Inc., 5.150%, due 04/30/20	1,535,331
770,000	#	NBC Universal, Inc., 5.950%, due 04/01/41	794,852
498,000	#	NBC Universal, Inc., 6.400%, due 04/30/40	544,114
2,357,000	S	News America, Inc., 6.150% - 6.650%, due 03/01/37 - 11/15/37	2,609,028	0.3
805,000	#	QVC, Inc., 7.500%, due 10/01/19	845,250	0.1
3,579,000	S	Time Warner, Inc., 7.700%, due 05/01/32	4,485,403	0.5
		Other Securities	21,624,702	2.6
			45,244,213	5.5
		Consumer Staples: 2.1%
2,496,000	S	Altria Group, Inc., 9.700%, due 11/10/18	3,383,677	0.4

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Staples: (continued)
$576,000	#	Anheuser-Busch InBev Worldwide, Inc., 5.375%, due 11/15/14	$647,133	0.1
1,732,000	#	JBS Finance II Ltd., 8.250%, due 01/29/18	1,794,785	0.2
2,020,000	&, #	ServiceMaster Co, 10.750%, due 07/15/15	2,161,400	0.3
1,550,000	#	Smithfield Foods, Inc., 10.000%, due 07/15/14	1,790,250	0.2
		Other Securities	7,536,839	0.9
			17,314,084	2.1
		Energy: 4.1%
300,000	#	Consol Energy, Inc., 8.000%, due 04/01/17	326,250	0.1
300,000	#	Consol Energy, Inc., 8.250%, due 04/01/20	329,250
1,800,000	±, I, X	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	—	0.0
2,200,000	±, I, X	Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	—
993,000	#	KazMunaiGaz Finance Sub BV, 7.000%, due 05/05/20	1,099,748	0.1
277,964	±, I, X	PEA Lima, LLC, 0.000%, due 03/20/14	—	0.0
1,769,000	#, S	Petroleos Mexicanos, 6.625%, due 06/15/35	1,941,354	0.2
		Other Securities	30,523,714	3.7
			34,220,316	4.1
		Financials: 12.3%
1,599,000	#, L	Banco Bradesco S.A./Cayman Islands, 5.900%, due 01/16/21	1,630,980	0.2

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$624,000	#	Banco de Credito del Peru, 5.375%, due 09/16/20	$633,360	0.1
2,317,000	#, S	Barclays Bank PLC, 6.050%, due 12/04/17	2,516,424	0.3
6,178,000		Citi Credit, 5.375%, due 04/11/11	8,553,036	1.0
4,397,000	S	Citigroup, Inc., 5.375% - 8.500%, due 01/15/15 - 08/09/20	4,910,503	0.6
1,277,000	#, S	Corestates Capital Trust I, 8.000%, due 12/15/26	1,317,514	0.2
2,174,000	#	Fibria Overseas Finance Ltd, 7.500%, due 05/04/20	2,318,028	0.3
2,970,000	S	Fifth Third Bancorp., 8.250%, due 03/01/38	3,541,764	0.4
5,715,000	S	Goldman Sachs Group, Inc., 3.700% - 6.250%, due 08/01/15 - 03/15/20	6,148,581	0.7
3,071,000		HSBC USA, Inc., 5.000%, due 09/27/20	3,074,630	0.4
964,000	#	Iberdrola Finance Ireland Ltd., 3.800%, due 09/11/14	991,241	0.5
3,365,000	#	Iberdrola Finance Ireland Ltd., 5.000%, due 09/11/19	3,366,800
1,037,000	#	International Lease Finance Corp., 7.125%, due 09/01/18	1,122,553	0.3
1,778,000	S	International Lease Finance Corp., 5.650% - 6.625%, due 11/15/13 - 06/01/14	1,763,060	0.1
410,000	#	LBI Escrow Corp., 8.000%, due 11/01/17	448,950
3,013,000	S	Morgan Stanley, 4.100% - 7.300%, due 01/26/15 - 05/13/19	3,294,286	0.4

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$2,425,000	S	National City Preferred Capital Trust I, 12.000%, due 12/29/49	$2,701,625	0.3
19	I	Nordea Kredit Realkreditaktieselskab, 6.000%, due 07/01/29	4	0.0
1,729,000	#	Pacific Life Insurance Co., 9.250%, due 06/15/39	2,210,613	0.3
134,016	#, S	Power Receivable Finance, LLC, 6.290%, due 01/01/12	134,059	0.0
3,121,000	S	Protective Life Corp., 8.450%, due 10/15/39	3,431,374	0.4
1,660,000	#	Rabobank, 11.000%, due 12/29/49	2,164,389	0.3
805,000	#	Reynolds Group DL Escrow, Inc./Reynolds Group Escrow LLC, 7.750%, due 10/15/16	823,113	0.1
1,583,000	±, S, I, X	Twin Reefs Pass-through Trust, 0.000%, due 12/10/49	—	0.0
1,176,000	#	Voto-Votorantim Ltd, 6.750%, due 04/05/21	1,246,560	0.2
881,000	#	Xstrata Finance Canada Ltd, 5.500%, due 11/16/11	923,373	0.1
		Other Securities	42,485,322	5.1
			101,752,142	12.3
		Health Care: 0.6%
		Other Securities	5,120,841	0.6

		Industrials: 1.2%
900,000	#	Bombardier, Inc., 7.500%, due 03/15/18	972,000	0.2

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Industrials: (continued)
$900,000	#	Bombardier, Inc., 7.750%, due 03/15/20	$976,500	0.3
2,321,000	S	General Electric Co., 5.250%, due 12/06/17	2,616,236
754,000	#	Kazatomprom, 6.250%, due 05/20/15	818,090	0.1
2,560,000	S	RR Donnelley & Sons Co., 7.625% - 8.600%, due 08/15/16 - 06/15/20	2,899,416	0.4
		Other Securities	1,364,063	0.2
			9,646,305	1.2
		Information Technology: 1.5%
595,000	#	Expedia, Inc., 5.950%, due 08/15/20	604,669	0.1
1,863,000	#	Oracle Corp., 5.375%, due 07/15/40	2,011,492	0.3
		Other Securities	9,431,218	1.1
			12,047,379	1.5
		Materials: 3.3%
2,481,000	S	ArcelorMittal, 9.850%, due 06/01/19	3,193,781	0.6
2,063,000	S	ArcelorMittal, 5.250% - 7.000%, due 10/15/39 - 08/05/20	2,111,324	0.3
702,000	#	Chevron Phillips Chemical Co. LLC, 7.000%, due 06/15/14	812,525
1,109,000	#	Chevron Phillips Chemical Co. LLC, 8.250%, due 06/15/19	1,405,856	0.2
1,191,000	#	Gerdau Trade, Inc., 5.750%, due 01/30/21	1,212,882
1,085,000	#	Inversiones CMPC S.A., 6.125%, due 11/05/19	1,191,569	0.2
2,356,000	S	Teck Resources Ltd., 6.000% - 10.250%, due 08/15/40 - 05/15/16	2,799,243	0.3
		Other Securities	14,115,097	1.7
			26,842,277	3.3
		Telecommunication Services: 2.3%
3,510,000	S	AT&T, Inc., 2.500%, due 08/15/15	3,580,718	0.6
1,576,000	S	AT&T, Inc., 6.550%, due 02/15/39	1,839,225	0.2
1,949,000	#	Intelsat Subsidiary Holding Co., Ltd., 8.875%, due 01/15/15	2,017,215

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Telecommunication Services: (continued)
$1,015,000	#	Qwest Communications International, Inc., 7.125%, due 04/01/18	$1,070,825	0.3
1,054,000	S	Qwest Communications International, Inc., 7.500%, due 02/15/14	1,080,350
1,270,000	#, L	Windstream Corp., 8.125%, due 09/01/18	1,320,800	0.2
		Other Securities	8,219,623	1.0
			19,128,756	2.3
		Utilities: 3.4%
1,467,000	#	Allegheny Energy Supply Co. LLC, 5.750%, due 10/15/19	1,520,029	0.2
1,249,000	#	Duquesne Light Holdings, Inc., 6.400%, due 09/15/20	1,272,659	0.2
1,189,000	#	EDP Finance BV, 4.900%, due 10/01/19	1,138,765	0.3
991,000	#	EDP Finance BV, 6.000%, due 02/02/18	1,020,936	0.2
1,660,000	#	Enel Finance International S.A., 6.000%, due 10/07/39	1,722,298
995,000	#	Enel Finance International S.A., 6.250%, due 09/15/17	1,130,066	0.1
289,515	#, S	Juniper Generation, LLC, 6.790%, due 12/31/14	273,559	0.0
2,275,000	S	Sempra Energy, 6.500%, due 06/01/16	2,725,243	0.3
		Other Securities	17,457,363	2.1
			28,260,918	3.4
		Total Corporate Bonds/Notes (Cost $275,181,791)	299,577,231	36.3

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Value	Percent of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: 19.4%
		Federal Home Loan Mortgage Corporation##: 8.9%
$5,841,000	W	4.500%, due 10/15/35	$6,075,551	8.9
3,311,702	S, ^	4.888%, due 03/15/33	3,621,416
12,602,563	S	5.000%, due 09/15/31 -12/15/17	13,278,306
30,770,762	S	5.500%, due 07/15/32 -11/15/22	32,678,629
4,039,680	S	6.000%, due 07/15/32 -01/15/29	4,392,919
4,500,000	W	6.500%, due 11/15/34	4,891,644
28,187,118	W, S, ^	0.607% - 7.500%, due 11/01/31 -11/01/28	8,210,695
			73,149,160	8.9
		Federal National Mortgage Association##: 9.0%
7,992,000	W	4.000%, due 07/25/39	8,216,775	9.0
19,626,000	W	4.500%, due 10/15/35 -10/15/18	20,462,724
3,758,695		4.500%, due 09/01/40	3,919,655
11,749,023	S	5.000%, due 05/25/32 -02/25/29	12,428,741
4,659,020	S	5.500%, due 05/25/30 -02/01/18	5,004,454
9,033,315	S	6.000%, due 04/25/31 -07/25/29	9,914,449
23,792,213	S, ^	6.494%, due 10/25/35	3,855,607
32,994,531	W, S, ^	0.657% -27.575%, due 01/01/30 -02/17/29	10,732,036
			74,534,441	9.0
		Government National Mortgage Association: 1.5%
32,979,233	S, ^	5.000%, due 04/20/38 -06/16/39	3,422,094	1.5

Principal Amount			Value	Percent of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
$63,383,180	S, ^	3.375% - 7.993%, due 11/15/30 -06/15/29	$9,061,056
			12,483,150	1.5
		Total U.S. Government Agency Obligations (Cost $149,317,285)	160,166,751	19.4

U.S. TREASURY OBLIGATIONS: 24.8%
		U.S. Treasury Notes: 24.8%
8,261,000	L	0.375%, due 08/31/12	8,256,159	24.8
20,859,000		0.750%, due 09/15/13	20,930,713
15,192,000	L	1.250%, due 08/31/15	15,189,630
15,486,000		2.500%, due 04/30/15	16,420,007
69,338,000	S	2.625%, due 08/15/20	69,998,860
15,323,000		3.375%, due 11/15/19	16,509,337
50,251,000		4.375%, due 05/15/40	56,446,295
998,000		1.875%, due 08/31/17	997,298
		Total U.S. Treasury Obligations (Cost $203,534,520)	204,748,299	24.8

ASSET-BACKED SECURITIES: 7.6%
		Automobile Asset-Backed Securities: 2.0%
1,501,000	#, S	Bank of America Auto Trust, 3.520%, due 06/15/16	1,572,832	0.2
3,884,000	S	CarMax Auto Owner Trust, 2.400% - 5.810%, due 12/16/13 -04/15/15	4,114,740	0.5

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Value	Percent of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities: (continued)
$1,710,000	#	Chrysler Financial Auto Securitization Trust, 5.570%, due 08/08/14	$1,789,860	0.9
2,038,000	#	Chrysler Financial Auto Securitization Trust, 6.250%, due 05/08/14	2,149,487
3,394,000	#	Chrysler Financial Auto Securitization Trust, 6.540%, due 11/10/14	3,550,635
		Other Securities	3,243,473	0.4
			16,421,027	2.0
		Credit Card Asset-Backed Securities: 4.2%
5,442,000		Capital One Multi-Asset Execution Trust, 0.547%, due 03/17/14	5,394,673	1.4
3,400,000		Capital One Multi-Asset Execution Trust, 5.050%, due 12/17/18	3,886,208
1,954,000		Capital One Multi-Asset Execution Trust, 5.050% - 5.750%, due 02/15/16 - 07/15/20	2,291,475
3,281,000		Citibank Credit Card Issuance Trust, 0.907%, due 07/15/13	3,250,500	1.6
4,273,000		Citibank Credit Card Issuance Trust, 6.300%, due 06/20/14	4,548,071
4,917,000		Citibank Credit Card Issuance Trust, 6.950%, due 02/18/14	5,220,160
100,000		Citibank Credit Card Issuance Trust, 4.850%, due 04/22/15	109,743
2,377,000	S	Discover Card Master Trust, 5.650%, due 12/15/15 - 03/16/20	2,791,099	0.3
3,380,000		MBNA Credit Card Master Note Trust, 6.800%, due 07/15/14	3,596,185	0.7
1,564,000		MBNA Credit Card Master Note Trust, 1.607% - 5.600%, due 07/17/14 - 10/15/14	2,099,324
1,021,000	#	MBNA Master Credit Card Trust, 7.100%, due 09/15/13	1,050,070	0.1
		Other Securities	451,171	0.1
			34,688,679	4.2

Principal Amount			Value	Percent of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Home Equity Asset-Backed Securities: 0.1%
		Other Securities	$379,895	0.1

		Other Asset-Backed Securities: 1.3%
$2,084,658	#	Atrium CDO Corp., 0.634%, due 10/27/16	1,964,790	0.2
1,400,000	#, S	Carlyle High Yield Partners, 0.774%, due 08/11/16	1,323,000	0.1
1,575,000	#, S	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	1,577,607	0.6
1,188,000	#, S	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	1,051,330
2,558,058	S	Credit-Based Asset Servicing and Securitization, LLC, 4.831% - 5.501%, due 08/25/35 - 12/25/36	2,252,505
1,436,198	#	GSC Partners CDO Fund Ltd., 0.725%, due 11/20/16	1,350,026	0.2
		Other Securities	1,382,913	0.2
			10,902,171	1.3
		Total Asset-Backed Securities (Cost $62,294,745)	62,391,772	7.6

COLLATERALIZED MORTGAGE OBLIGATIONS: 12.2%
4,618,802	S	Banc of America Commercial Mortgage, Inc., 4.161% - 5.596%, due 06/10/39 - 09/10/47	4,943,421	0.6
3,652,359	#, S	Banc of America Funding Corp., 5.250%, due 08/26/35	3,840,169	0.5
2,682,000	S	Citigroup Commercial Mortgage Trust, 5.887%, due 12/10/49	2,876,536	0.3
3,948,764	#, S	Citigroup Mortgage Loan Trust, Inc., 18.957%, due 10/25/35	4,366,095	0.5

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Value	Percent of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$5,619,587	#, ^	Citigroup/Deutsche Bank Commercial Mortgage Trust, 0.118%, due 12/11/49	$48,856	0.0
3,430,000	#	Commercial Mortgage Pass-Through Certificates, 5.449%, due 02/05/19	3,461,440	1.1
2,065,000	#, S	Commercial Mortgage Pass-through Certificates, 0.757%, due 07/16/34	2,017,380
2,960,000	S	Commercial Mortgage Pass-through Certificates, 4.715% - 6.009%, due 03/10/39 -12/10/49	3,197,261
67,223,744	#, ^	Credit Suisse First Boston Mortgage Securities Corp., 0.196%, due 02/15/38	670,543	0.1
540,520	S	Credit Suisse First Boston Mortgage Securities Corp., 3.727% - 6.133%, due 03/15/35 -04/15/37	561,942
132,960,015	#, ^	Credit Suisse Mortgage Capital Certificates, 0.128%, due 09/15/40	874,903	0.3
1,430,000	#	Credit Suisse Mortgage Capital Certificates, 5.342%, due 12/15/43	1,536,355

Principal Amount			Value	Percent of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$77,257,479	#, S, ^	Greenwich Capital Commercial Funding Corp., 0.108%, due 12/10/49	$630,753	1.9
96,635,890	#, ^	Greenwich Capital Commercial Funding Corp., 0.509%, due 03/10/39	1,401,655
3,120,000	S	Greenwich Capital Commercial Funding Corp., 5.444%, due 03/10/39	3,294,647
2,790,000	S	Greenwich Capital Commercial Funding Corp., 5.700%, due 12/10/49	3,029,394
7,015,000	S	Greenwich Capital Commercial Funding Corp., 5.224% - 6.080%, due 04/10/37 -12/10/49	7,168,474
1,500,000	#, S	GS Mortgage Securities Corp. II, 5.374%, due 05/17/45	1,665,377	0.3
830,000	#	GS Mortgage Securities Corp. II, 6.055%, due 07/12/38	860,968
3,700,000	S	J.P. Morgan Chase Commercial Mortgage Securities Corp., 5.399%, due 05/15/45	3,991,659	1.2
262,431,037	S, ^	J.P. Morgan Chase Commercial Mortgage Securities Corp., 0.273% - 5.420%, due 01/12/37 -02/15/51	5,896,803

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Value	Percent of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$43,002,830	#, ^	LB-UBS Commercial Mortgage Trust, 0.181%, due 09/15/39	$774,060	1.6
61,233,631	#, ^	LB-UBS Commercial Mortgage Trust, 0.910%, due 11/15/38	1,720,861
2,980,000		LB-UBS Commercial Mortgage Trust, 6.080%, due 06/15/38	3,288,245
29,605,897	S, ^	LB-UBS Commercial Mortgage Trust, 0.339% - 5.436%, due 11/15/30 -06/15/29	7,759,499
52,341,621	#, ^	Merrill Lynch Mortgage Trust, 0.704%, due 02/12/51	1,198,670	0.3
1,090,000	S	Merrill Lynch Mortgage Trust, 4.747%, due 06/12/43	1,177,429
610,000	#	Morgan Stanley Dean Witter Capital I, 7.206%, due 10/15/35	616,103	0.1
16,559,580	#, ^	RBSCF Trust, 1.151%, due 04/15/24	562,512	0.2
1,710,000	#	RBSCF Trust, 5.420%, due 01/19/49	1,444,980
2,100,000	#	Vornado DP LLC, 5.280%, due 09/13/28	2,164,836	0.5
1,590,000	#	Vornado DP LLC, 6.356%, due 09/13/28	1,643,292
2,620,000	S	Wachovia Bank Commercial Mortgage Trust, 5.308% - 5.342%, due 12/15/43 -11/15/48	2,687,065	0.3

Principal Amount			Value	Percent of Net Assets

$3,255,590	S	Washington Mutual Mortgage Pass-Through Certificates, 5.140%, due 01/25/36	$3,041,209	0.5
1,417,588	S	Washington Mutual Mortgage Pass-Through Certificates, 6.000%, due 06/25/34	1,478,586
3,148,969		Wells Fargo Mortgage-Backed Securities Trust, 2.893%, due 06/25/35	3,030,449	0.4
61,832		Wells Fargo Mortgage-Backed Securities Trust, 4.857%, due 08/25/34	63,722
		Other Securities	12,228,914	1.5
		Total Collateralized Mortgage Obligations (Cost $95,624,561)	101,215,063	12.2

MUNICIPAL BONDS: 0.3%
		Louisiana: 0.3%
		Other Securities	2,525,290	0.3
		Total Municipal Bonds (Cost $2,422,439)	2,525,290	0.3

OTHER BONDS: 2.6%
		Foreign Government Bonds: 2.6%
BRL 37,354,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/14	21,516,522	2.6
		Total Other Bonds (Cost $20,386,575)	21,516,522	2.6

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Shares			Value	Percent of Net Assets

PREFERRED STOCK: 0.2%
		Financials: 0.2%
		Other Securities	$1,882,373	0.2
		Total Preferred Stock (Cost $1,781,875)	1,882,373	0.2
		Total Long-Term Investments (Cost $810,543,791)	854,023,301	103.4

SHORT-TERM INVESTMENTS: 2.8%
		Affiliated Mutual Fund: 0.4%
3,312,000		ING Institutional Prime Money Market Fund - Class I	3,312,000	0.4
		Total Mutual Fund (Cost $3,312,000)	3,312,000	0.4

Principal Amount
		Securities Lending Collateralcc: 2.4%
$16,994,670		BNY Mellon Overnight Government Fund(1)	16,994,670	2.1
3,329,856	I	BNY Institutional Cash Reserves Fund, Series B(1)(2)	2,663,885	0.3
		Total Securities Lending Collateral (Cost $20,324,526)	19,658,555	2.4
		Total Short-Term Investments (Cost $23,636,526)	22,970,555	2.8

		Total Investments in Securities (Cost $834,180,317)*	$876,993,856	106.2
		Other Assets and Liabilities - Net	(50,905,194)	(6.2)

		Net Assets	$826,088,662	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

&	Payment-in-kind
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
W	Settlement is on a when-issued or delayed-delivery basis.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at September 30, 2010.
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
BRL	Brazilian Real
*	Cost for federal income tax purposes is $834,737,089.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$52,613,924
Gross Unrealized Depreciation	(10,357,157)

Net Unrealized Appreciation	$42,256,767

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of September 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 9/30/2010
Asset Table
Investments, at value
Preferred Stock	$—	$1,882,373	$—	$1,882,373
Corporate Bonds/Notes	—	299,577,231	—	299,577,231
U.S. Government Agency Obligations	—	160,166,751	—	160,166,751
U.S. Treasury Obligations	—	204,748,299	—	204,748,299
Asset-Backed Securities	—	57,753,956	4,637,816	62,391,772
Collateralized Mortgage Obligations	—	101,215,063	—	101,215,063
Municipal Bonds	—	2,525,290	—	2,525,290
Other Bonds	—	21,516,522	—	21,516,522
Short-Term Investments	20,306,670	—	2,663,885	22,970,555

Total Investments, at value	$20,306,670	$849,385,485	$7,301,701	$876,993,856

Other Financial Instruments+:
Futures	891,717	—	—	891,717
Swaps, at value	—	537,658	—	537,658

Total Assets	$21,198,387	$849,923,143	$7,301,701	$878,423,231

Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(1,484,285)	$—	$(1,484,285)
Futures	(357,394)	—	—	(357,394)
Swaps, at value	—	(4,639,780)	—	(4,639,780)
Written options	—	(554,133)	—	(554,133)

Total Liabilities	$(357,394)	$(6,678,198)	$—	$(7,035,592)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended September 30, 2010:

	Beginning Balance 3/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 9/30/2010
Asset Table
Investments, at value
Corporate Bonds/Notes	$512,000	$—	$—	$—	$—	$—	$—	$(512,000)	$—
Asset-Backed Securities	13,857	3,427,716	(169,864)	4,331	(2,714,175)	2,752,951	1,323,000	—	4,637,816
Collateralized Mortgage Obligations	15,747,247	—	(4,578,878)	—	76,376	(59,095)	—	(11,185,650)	—
Other Bonds	4,614,962	—	(4,628,742)	—	113,742	(99,962)	—	—	—
Short-Term Investments	2,663,885	—	—	—	—	—	—	—	2,663,885

Total Investments, at value	$23,551,951	$3,427,716	$(9,377,484)	$4,331	$(2,524,056)	$2,593,894	$1,323,000	$(11,697,650)	$7,301,701

As of September 30, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $22,958.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options.

Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

At September 30, 2010 the following forward foreign currency contracts were outstanding for the ING Intermediate Bond Fund:

Counterparty	Currency		Buy/Sell	Settlement Date		In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
					USD
The Bank of New York Mellon	EU Euro
	EUR	1,380,977	SELL	10/22/10		$1,794,364	$1,882,319	$(87,955)
JPMorgan Chase	EU Euro
	EUR	6,423,181	SELL	10/22/10		8,278,105	8,755,015	(476,910)
Morgan Stanley	EU Euro
	EUR	6,429,594	SELL	10/8/10		8,181,215	8,764,649	(583,434)
Morgan Stanley	Brazilian Real
	BRL	36,160,661	SELL	10/22/10		20,934,789	21,270,775	(335,986)

								$(1,484,285)

ING Intermediate Bond Fund Open Futures Contracts on September 30, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 5-Year Note	642	12/31/10	$77,596,736	$588,976
U.S. Treasury 10-Year Note	100	12/21/10	12,604,688	90,375
U.S. Treasury Ultra Long Bond	32	12/21/10	4,521,000	(85,580)

			$94,722,424	$593,771

Short Contracts
U.S. Treasury 2-Year Note	780	12/31/10	$171,197,816	$(271,814)
U.S. Treasury Long Bond	516	12/21/10	68,998,875	212,366

			$240,196,691	$(59,448)

ING Intermediate Bond Fund Credit Default Swap Agreements Outstanding on September 30, 2010:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date		Notional Amount(4)	Fair Value(5)	Upfront Payment Paid/ (Received)	Unrealized Depreciation
Citigroup, Inc.	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	640,000	$45,708	$128,593	$(82,885)
Citigroup, Inc.	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	1,311,000	93,630	252,811	(159,181)
JPMorgan Chase & Co.	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	5,079,000	362,734	533,008	(170,274)

							$502,072	$914,412	$(412,340)

Credit Default Swaps on Credit Indices - Buy Protection (1)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date		Notional Amount(4)	Fair Value(5)	Upfront Payment Paid/ (Received)	Unrealized Depreciation
Goldman Sachs & Co.	CDX.NA.IG.14 Index	Buy	(1.000)	06/20/15	USD	5,612,000	$4,497	$57,688	$(53,191)
Morgan Stanley	CDX.NA.IG.14 Index	Buy	(1.000)	06/20/15	USD	38,803,000	31,089	377,843	(346,754)

							$35,586	$435,531	$(399,945)

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 09/30/10 (%)(3)		Notional Amount(4)	Fair Value(5)	Upfront Payment Paid/ (Received)	Unrealized Depreciation
Citigroup, Inc.	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000	09/20/13	35.499	USD	1,311,000	$(674,772)	$(319,732)	$(355,040)
Citigroup, Inc.	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000	09/20/13	35.499	USD	641,000	(329,923)	(143,306)	(186,617)
Goldman Sachs & Co.	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000	09/20/13	35.499	USD	1,271,000	(654,183)	(280,555)	(373,628)
JPMorgan Chase & Co.	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000	09/20/13	35.499	USD	2,540,000	(1,307,338)	(281,365)	(1,025,973)

								$(2,966,216)	$(1,024,958)	$(1,941,258)

(1)

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(5)

The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

ING Intermediate Bond Fund Interest Rate Swap Agreement Outstanding on September 30, 2010:

	Termination Date		Notional Amount	Fair Value	Upfront Payment Paid/(Received)	Unrealized Depreciation
Pay a fixed rate equal to 3.478% and receive a floating rate based on the 3-month USD-LIBOR Counterparty: Citigroup, Inc.	05/11/20	USD	19,944,000	$(1,673,564)	$—	$(1,673,564)

				$(1,673,564)	$—	$(1,673,564)

ING Intermediate Bond Fund Written Swaptions Open on September 30, 2010:

Written Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating	Exercise Rate	Expiration Date	Notional Amount	Premium Received	Fair Value
Call OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	2.248%	09/21/11	36,815,000	$708,689	$(554,133)

							$708,689	$(554,133)

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Credit contracts	Swaps, at fair value	$537,658
Interest rate contracts	Net Assets - Unrealized appreciation*	891,717

Total Asset Derivatives		$1,429,375

Liability Derivatives
Credit contracts	Swaps, at fair value	$2,966,216
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	1,484,285
Interest rate contracts	Swaps, at fair value	1,673,564
Interest rate contracts	Net Assets - Unrealized depreciation*	357,394
Interest rate contracts	Written options, at fair value	554,133

Total Liability Derivatives		$7,035,592

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended September 30, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$(553,630)	$—	$—	(254,317)	$323,600	$(484,347)
Foreign exchange contracts	(95,394)	(1,678,471)	—	—	76,254	(1,697,611)
Interest rate contracts	—	—	(7,208,157)	(236,259)	—	(7,444,416)

Total	$(649,024)	$(1,678,471)	$(7,208,157)	$(490,576)	$399,854	$(9,626,374)

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(1,470,144)	$—	$(1,470,144)
Foreign exchange contracts	—	(1,414,683)	—	—	—	(1,414,683)
Interest rate contracts	—	—	735,482	(1,673,564)	154,556	(783,526)

Total	$—	$(1,414,683)	$735,482	$(3,143,708)	$154,556	$(3,668,353)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.
**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED)

Principal Amount			Fair Value

CERTIFICATES OF DEPOSIT: 16.2%
$3,250,000		Barclays Bank PLC, 0.500%, due 10/01/10	$3,250,000
1,750,000		BNP Paribas New York, 0.520%, due 02/09/11	1,750,762
1,250,000		BNP Paribas New York, 0.530%, due 10/15/10	1,250,015
6,000,000		Commonwealth Bank of Australia, 0.230%, due 10/29/10	6,000,000
1,000,000		Deutsche Bank, 0.510%, due 05/25/11	1,000,065
5,000,000		Dexia Credit Local S.A. New York, 0.456%, due 06/29/11	5,000,000
1,500,000		Lloyds TSB Bank PLC, 0.510%, due 10/22/10	1,500,218
1,250,000		Lloyds TSB Bank PLC, 1.175%, due 10/26/10	1,250,800
3,250,000		Natixis US Finance Co., 0.420%, due 12/30/10	3,250,163
500,000		Rabobank Nederland NV NY, 0.390%, due 12/30/10	500,045
3,100,000		Royal Bank of Canada, 0.400%, due 10/28/10	3,099,962
1,500,000		Royal Bank of Canada, 0.853%, due 07/01/11	1,504,666
1,000,000		Societe Generale NY, 0.400%, due 07/19/11	997,820
3,000,000		Svenska Handelsbanken AB, 0.220%, due 10/15/10	3,000,000
3,750,000		Svenska Handelsbanken AB, 0.270%, due 11/18/10	3,750,100
6,000,000		Toronto Dominion Bank NY, 0.450%, due 11/04/10	6,000,000
750,000		Toronto Dominion Bank NY, 0.510%, due 11/17/10	750,010
1,000,000		Toronto Dominion Bank NY, 0.540%, due 11/19/10	1,000,054
1,000,000		Toronto Dominion Bank NY, 0.620%, due 07/15/11	1,000,000
		Total Certificates of Deposit (Cost $45,854,680)	45,854,680

COMMERCIAL PAPER: 56.0%
2,500,000	#	ANZ National Int’l Ltd., 0.300%, due 01/24/11	2,497,604
5,000,000	#	ANZ National Int’l Ltd., 0.598%, due 07/25/11	5,000,000
3,000,000		Barclays U.S. Funding LLC, 0.150%, due 10/01/10	3,000,000
2,000,000	#, +	Barton Capital LLC, 0.260%, due 10/26/10	1,999,639

Principal Amount			Fair Value

COMMERCIAL PAPER: (continued)
$750,000	#, +	Barton Capital LLC, 0.350%, due 10/06/10	$749,975
7,250,000	#, +	Barton Capital LLC, 0.381%, due 01/14/11	7,241,965
3,250,000		BNP Paribas Finance, 0.200%, due 10/01/10	3,250,000
1,000,000		BNP Paribas Finance, 0.200%, due 10/04/10	999,983
3,000,000	+	Cafco LLC, 0.501%, due 10/18/10	2,999,292
750,000	+	Cafco LLC, 0.602%, due 01/19/11	748,625
4,000,000	+	Cafco LLC, 0.672%, due 01/14/11	3,992,183
3,500,000	+	Ciesco LLC, 0.260%, due 11/29/10	3,498,509
2,000,000	+	Ciesco LLC, 0.410%, due 11/17/10	1,998,838
750,000	+	Ciesco LLC, 0.672%, due 01/10/11	748,590
1,000,000	+	Ciesco LLC, 0.672%, due 01/13/11	998,064
500,000	#, +	Concord Minutemen Capital Co., 0.320%, due 10/04/10	499,987
4,000,000	#, +	Concord Minutemen Capital Co., 0.602%, due 11/19/10	3,996,733
2,500,000	#, +	Concord Minutemen Capital Co., 0.702%, due 12/02/10	2,496,986
1,500,000	#, +	Concord Minutemen Capital Co., 0.955%, due 01/11/11	1,495,963
8,000,000	#, +	Crown Point Capital Co., 0.602%, due 11/19/10	7,993,344
1,000,000	#, +	Crown Point Capital Co., 0.702%, due 12/02/10	998,794
1,250,000		Danske Corp., 0.260%, due 10/22/10	1,249,810
6,000,000		Danske Corp., 0.370%, due 10/04/10	5,999,829
250,000		Dexia Delaware LLC, 0.370%, due 10/05/10	249,990
1,250,000		Dexia Delaware LLC, 0.661%, due 10/28/10	1,249,381
750,000	+	Edison Asset Securitization LLC, 0.230%, due 10/20/10	749,909
6,750,000	+	Edison Asset Securitization LLC, 0.400%, due 10/12/10	6,749,175

See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Fair Value

COMMERCIAL PAPER: (continued)
$500,000	+	Jupiter Securitization Company LLC, 0.270%, due 10/12/10	$499,959
7,862,000	+	Jupiter Securitization Company LLC, 0.380%, due 10/05/10	7,861,668
1,750,000		Lloyds TSB Bank PLC, 0.471%, due 10/20/10	1,749,566
3,000,000		Lloyds TSB Bank PLC, 0.511%, due 10/05/10	2,999,830
312,000		Natixis US Finance Co., 0.501%, due 12/31/10	311,606
750,000		Natixis US Finance Co., 0.602%, due 02/08/11	748,375
3,000,000		Natixis US Finance Co., 0.681%, due 10/05/10	2,999,773
2,250,000	#, +	Old Line Funding LLC, 0.240%, due 10/18/10	2,249,744
2,000,000	#, +	Old Line Funding LLC, 0.250%, due 11/18/10	1,999,333
1,400,000	#, +	Old Line Funding LLC, 0.260%, due 11/09/10	1,399,606
2,000,000	#, +	Old Line Funding LLC, 0.270%, due 10/13/10	1,999,820
1,000,000	#, +	Old Line Funding LLC, 0.622%, due 12/13/10	998,743
7,500,000	#	Pepsico, Inc., 0.160%, due 10/08/10	7,499,767
500,000	#	Pepsico, Inc., 0.160%, due 10/13/10	499,973
4,750,000		Royal Bank of Scotland Group, 0.200%, due 10/04/10	4,749,921
1,250,000		Royal Bank of Scotland Group, 0.290%, due 11/15/10	1,249,547
1,250,000		Royal Bank of Scotland Group, 0.491%, due 10/12/10	1,249,813
3,750,000		Societe Generale North America, 0.230%, due 10/01/10	3,750,000
1,000,000		Societe Generale North America, 0.235%, due 10/05/10	999,974
1,500,000		Societe Generale North America, 0.551%, due 10/18/10	1,499,610
939,000	#, +	Thunder Bay Funding LLC, 0.270%, due 12/06/10	938,535
6,291,000	#, +	Thunder Bay Funding LLC, 0.380%, due 10/12/10	6,290,318
1,250,000	#, +	Thunder Bay Funding LLC, 0.451%, due 11/22/10	1,249,188
1,500,000		UBS Finance Delaware LLC, 0.190%, due 10/05/10	1,499,968

Principal Amount			Fair Value

$5,000,000		UBS Finance Delaware LLC, 0.481%, due 10/07/10	$4,999,600
1,250,000	+	Variable Funding Capital, 0.220%, due 10/12/10	1,249,916
7,750,000	+	Variable Funding Capital, 0.420%, due 10/14/10	7,748,825
6,250,000		Westpac Banking Group, 0.300%, due 01/06/11	6,244,988
5,750,000		Windmill Funding Group, 0.501%, due 11/01/10	5,747,653
2,250,000	+	Windmill Funding Group, 0.531%, due 01/18/11	2,246,389
		Total Commercial Paper (Cost $158,985,176)	158,985,176

CORPORATE BONDS/NOTES: 6.2%
3,000,000	C	Abbott Laboratories, 3.750%, due 03/15/11	3,041,210
1,000,000	#	American Honda Finance, 5.125%, due 12/15/10	1,008,786
2,550,000		Credit Suisse FB USA Inc., 0.486%, due 03/02/11	2,550,843
1,125,000		Credit Suisse FB USA Inc., 5.500%, due 08/16/11	1,172,444
3,500,000		Deutsche Bank AG, 0.340%, due 03/21/11	3,498,934
1,000,000		Kreditanstalt fuer Wiederaufbau, 1.875%, due 03/15/11	1,005,397
1,500,000		Kreditanstalt fuer Wiederaufbau, 3.250%, due 02/15/11	1,513,915
3,750,000	#, C	Royal Bank of Canada, 0.533%, due 11/01/11	3,750,000
		Total Corporate Bonds/Notes (Cost $17,541,529)	17,541,529

REPURCHASE AGREEMENT: 22.4%

63,558,000	Goldman Sachs Repurchase Agreement dated 09/30/10, 0.210%, due 10/01/10, $63,558,371 to be received upon repurchase (Collateralized by $62,680,000 various U.S. Government Agency Obligations, 0.260%-5.500%, Market Value plus accrued interest $64,829,258, d		$63,558,000
	Total Repurchase Agreement (Cost $63,558,000)		63,558,000

	Total Investments in Securities (Cost $285,939,385)*	100.8%	$285,939,385
	Other Assets and Liabilities - Net	(0.8)	(2,141,143)

	Net Assets	100.0%	$283,798,242

See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

(1)	All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in a maturity of one year or less. Rate shown reflects current rate.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to
+	Asset-backed Commercial Paper.

that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of September 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 9/30/2010
Asset Table
Investments, at fair value
Certificates of Deposit	$—	$45,854,680	$—	$45,854,680
Commercial Paper	—	158,985,176	—	158,985,176
Corporate Bonds/Notes	—	17,541,529	—	17,541,529
Repurchase Agreements	—	63,558,000	—	63,558,000

Total Investments, at fair value	$—	$285,939,385	$—	$285,939,385

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING INSTITUTIONAL PRIME MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED)

Principal Amount		Fair Value

CERTIFICATES OF DEPOSIT: 14.0%
$13,500,000	Barclays Bank PLC, 0.500%, due 10/01/10	$13,500,000
15,000,000	BNP Paribas New York, 0.520%, due 02/09/11	15,006,531
9,250,000	BNP Paribas New York, 0.530%, due 10/15/10	9,250,137
2,000,000	BNP Paribas New York, 0.560%, due 10/07/10	2,000,103
20,000,000	Commonwealth Bank of Australia, 0.230%, due 10/29/10	20,000,000
6,750,000	Deutsche Bank, 0.510%, due 05/25/11	6,750,441
19,500,000	Dexia Credit Local S.A. New York, 0.456%, due 06/29/11	19,500,000
12,500,000	Lloyds TSB Bank PLC, 0.510%, due 10/22/10	12,501,821
5,750,000	Lloyds TSB Bank PLC, 1.175%, due 10/26/10	5,753,682
9,000,000	Natixis US Finance Co., 0.420%, due 12/30/10	9,000,452
2,750,000	Rabobank Nederland NV NY, 0.390%, due 12/30/10	2,750,137
12,000,000	Rabobank Nederland NV NY, 0.530%, due 11/30/10	12,000,199
17,000,000	Royal Bank of Canada, 0.430%, due 11/18/10	17,000,000
5,000,000	Royal Bank of Canada, 0.853%, due 07/01/11	5,015,552
14,250,000	Societe Generale NY, 0.400%, due 07/19/11	14,218,935
8,250,000	Svenska Handelsbanken AB, 0.220%, due 10/15/10	8,250,000
5,500,000	Svenska Handelsbanken AB, 0.270%, due 11/18/10	5,500,146
6,500,000	Toronto Dominion Bank NY, 0.450%, due 11/04/10	6,500,000
2,600,000	Toronto Dominion Bank NY, 0.500%, due 12/20/10	2,600,457
9,393,000	Toronto Dominion Bank NY, 0.540%, due 11/19/10	9,393,508
9,000,000	Toronto Dominion Bank NY, 0.620%, due 07/15/11	9,000,000
	Total Certificates of Deposit (Cost $205,492,101)	205,492,101

COMMERCIAL PAPER: 50.4%
2,500,000	American Honda Finance, 0.190%, due 10/12/10	2,499,855
9,250,000	ANZ National Int’l Ltd., 0.300%, due 01/24/11	9,241,135

Principal Amount			Fair Value

COMMERCIAL PAPER: (continued)
$4,750,000	#	ANZ National Int’l Ltd., 0.598%, due 07/25/11	$4,750,000
18,000,000		ANZ National Int’l Ltd., 0.603%, due 04/20/11	17,939,700
1,025,000		ASB Finance Ltd., 0.270%, due 11/01/10	1,024,762
16,250,000		Barclays U.S. Funding LLC, 0.150%, due 10/01/10	16,250,000
10,000,000	+	Barton Capital LLC, 0.260%, due 10/26/10	9,998,194
7,500,000	+	Barton Capital LLC, 0.350%, due 10/06/10	7,499,712
26,250,000	+	Barton Capital LLC, 0.381%, due 01/14/11	26,221,519
1,000,000		BNP Paribas Finance, 0.200%, due 10/01/10	1,000,000
7,750,000		BNP Paribas Finance, 0.200%, due 10/04/10	7,749,871
9,000,000	+	Cafco LLC, 0.250%, due 10/13/10	8,999,250
3,000,000	+	Cafco LLC, 0.391%, due 02/17/11	2,995,483
5,000,000	+	Cafco LLC, 0.501%, due 10/18/10	4,998,819
1,500,000	+	Cafco LLC, 0.602%, due 01/19/11	1,497,250
12,750,000	+	Cafco LLC, 0.672%, due 01/14/11	12,725,084
3,915,000		Cargill, Inc., 0.220%, due 10/04/10	3,914,928
8,200,000		Cargill, Inc., 0.230%, due 10/21/10	8,198,952
8,500,000	+	Ciesco LLC, 0.260%, due 11/29/10	8,496,378
1,284,000	+	Ciesco LLC, 0.410%, due 11/17/10	1,283,497
10,000,000	+	Ciesco LLC, 0.672%, due 01/10/11	9,981,203
12,000,000	+	Ciesco LLC, 0.672%, due 01/13/11	11,976,773
10,000,000	#	Commonwealth Bank of Australia, 0.568%, due 06/20/11	10,000,000
6,750,000	+	Concord Minutemen Capital Co., 0.320%, due 10/04/10	6,749,820
19,250,000	+	Concord Minutemen Capital Co., 0.602%, due 11/19/10	19,234,429
3,500,000	+	Concord Minutemen Capital Co., 0.702%, due 12/02/10	3,495,781

See Accompanying Notes to Financial Statements

ING INSTITUTIONAL PRIME MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Fair Value

COMMERCIAL PAPER: (continued)
$4,000,000	+	Concord Minutemen Capital Co., 0.702%, due 03/24/11	$3,986,467
5,500,000	+	Concord Minutemen Capital Co., 0.955%, due 01/11/11	5,485,196
7,750,000	+	Crown Point Capital Co., 0.320%, due 10/04/10	7,749,793
11,250,000	+	Crown Point Capital Co., 0.602%, due 11/19/10	11,240,537
3,500,000	+	Crown Point Capital Co., 0.702%, due 12/02/10	3,495,781
7,000,000	+	Crown Point Capital Co., 0.702%, due 03/24/11	6,976,317
9,500,000	+	Crown Point Capital Co., 0.955%, due 01/11/11	9,474,429
5,400,000		Danske Corp., 0.260%, due 10/22/10	5,399,181
27,900,000		Danske Corp., 0.370%, due 10/04/10	27,899,234
4,975,000		Dexia Delaware LLC, 0.370%, due 10/05/10	4,974,795
7,500,000		Dexia Delaware LLC, 0.661%, due 10/28/10	7,496,288
10,250,000	+	Edison Asset Securitization LLC, 0.230%, due 10/20/10	10,248,756
14,750,000	+	Edison Asset Securitization LLC, 0.400%, due 10/12/10	14,748,197
8,000,000	+	Edison Asset Securitization LLC, 0.411%, due 10/18/10	7,998,451
1,500,000	+	Jupiter Securitization Company LLC, 0.230%, due 10/20/10	1,499,723
9,467,000	+	Jupiter Securitization Company LLC, 0.250%, due 11/18/10	9,463,844
6,000,000	+	Jupiter Securitization Company LLC, 0.270%, due 10/12/10	5,999,505
5,250,000	+	Jupiter Securitization Company LLC, 0.320%, due 11/01/10	5,248,553
1,000,000	+	Jupiter Securitization Company LLC, 0.330%, due 10/22/10	999,808
12,000,000	+	Jupiter Securitization Company LLC, 0.330%, due 12/06/10	11,992,740
500,000	+	Jupiter Securitization Company LLC, 0.340%, due 10/26/10	499,882

Principal Amount			Fair Value

COMMERCIAL PAPER: (continued)
$4,500,000	+	Jupiter Securitization Company LLC, 0.380%, due 10/05/10	$4,499,810
15,000,000		Lloyds TSB Bank PLC, 0.511%, due 10/05/10	14,999,150
5,750,000		Natixis US Finance Co., 0.602%, due 02/08/11	5,737,542
21,250,000		Natixis US Finance Co., 0.681%, due 10/05/10	21,248,920
1,018,000	+	Old Line Funding LLC, 0.230%, due 10/15/10	1,017,909
14,000,000	+	Old Line Funding LLC, 0.240%, due 10/18/10	13,998,413
15,550,000	+	Old Line Funding LLC, 0.250%, due 11/18/10	15,544,817
3,000,000	+	Old Line Funding LLC, 0.260%, due 11/09/10	2,999,155
4,789,000	+	Old Line Funding LLC, 0.270%, due 10/13/10	4,788,569
10,000,000	+	Old Line Funding LLC, 0.622%, due 12/13/10	9,987,428
34,000,000		Pepsico, Inc., 0.160%, due 10/08/10	33,998,942
5,500,000		Pepsico, Inc., 0.160%, due 10/13/10	5,499,707
21,750,000		Royal Bank of Scotland Group, 0.200%, due 10/04/10	21,749,637
6,500,000		Royal Bank of Scotland Group, 0.290%, due 11/15/10	6,497,644
7,500,000		Royal Bank of Scotland Group, 0.491%, due 10/12/10	7,498,877
7,500,000		Societe Generale North America, 0.230%, due 10/01/10	7,500,000
8,500,000		Societe Generale North America, 0.235%, due 10/05/10	8,499,775
500,000		Societe Generale North America, 0.300%, due 11/01/10	499,871
5,000,000		Societe Generale North America, 0.551%, due 10/18/10	4,998,701
3,750,000	+	Thunder Bay Funding LLC, 0.260%, due 11/18/10	3,748,700
19,000,000	+	Thunder Bay Funding LLC, 0.380%, due 10/12/10	18,997,965
15,837,000	+	Thunder Bay Funding LLC, 0.451%, due 11/22/10	15,826,706
14,500,000		UBS Finance Delaware LLC, 0.190%, due 10/05/10	14,499,694

See Accompanying Notes to Financial Statements

ING INSTITUTIONAL PRIME MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Fair Value

COMMERCIAL PAPER: (continued)
$10,000,000		UBS Finance Delaware LLC, 0.200%, due 10/18/10	$9,999,056
9,750,000		UBS Finance Delaware LLC, 0.481%, due 10/07/10	9,749,220
500,000		UBS Finance Delaware LLC, 0.496%, due 10/06/10	499,966
18,250,000	+	Variable Funding Capital, 0.220%, due 10/12/10	18,248,773
4,750,000	+	Variable Funding Capital, 0.350%, due 10/26/10	4,748,845
21,000,000	+	Variable Funding Capital, 0.420%, due 10/14/10	20,996,815
1,000,000		Wal-Mart Stores, Inc., 0.200%, due 10/04/10	999,983
13,500,000		Westpac Banking Group, 0.300%, due 01/06/11	13,489,087
2,500,000	+	Windmill Funding Group, 0.250%, due 11/09/10	2,499,323
2,500,000	+	Windmill Funding Group, 0.400%, due 10/22/10	2,499,417
11,750,000	+	Windmill Funding Group, 0.481%, due 11/22/10	11,741,853
9,250,000	+	Windmill Funding Group, 0.501%, due 11/01/10	9,246,373
7,750,000	+	Windmill Funding Group, 0.531%, due 01/18/11	7,737,563
		Total Commercial Paper (Cost $738,694,078)	738,694,078

CORPORATE BONDS/NOTES: 6.1%
1,500,000	C	Abbott Laboratories, 3.750%, due 03/15/11	1,520,605
710,000	C	Abbott Laboratories, 5.600%, due 05/15/11	732,811
4,750,000		Australia & New Zealand Banking Group Ltd., 4.875%, due 11/08/10	4,771,533
12,310,000		Credit Suisse FB USA Inc., 0.486%, due 03/02/11	12,312,493
1,750,000		Credit Suisse FB USA Inc., 5.500%, due 08/16/11	1,823,674
5,050,000		Deutsche Bank AG, 0.340%, due 03/21/11	5,048,526
6,800,000		Deutsche Bank AG London, 5.000%, due 10/12/10	6,809,399
7,520,000		Kreditanstalt fuer Wiederaufbau, 1.875%, due 03/15/11	7,560,586
4,000,000		Kreditanstalt fuer Wiederaufbau, 3.250%, due 02/15/11	4,037,106

Principal Amount			Fair Value

CORPORATE BONDS/NOTES: (continued)
$3,500,000	#	Rabobank Nederland NV NY, 0.446%, due 09/16/11	$3,500,000
1,750,000	#	Rabobank Nederland NV NY, 0.635%, due 08/05/11	1,752,674
7,000,000	#, C	Royal Bank of Canada, 0.533%, due 11/01/11	7,000,000
19,000,000	#, C	Svenska Handelsbanken AB, 0.448%, due 10/07/11	19,000,000
13,000,000	C	Westpac Banking Group, 0.558%, due 09/28/11	13,000,000
		Total Corporate Bonds/Notes (Cost $88,869,407)	88,869,407

REPURCHASE AGREEMENTS: 29.9%
123,574,000	Deutsche Bank Repurchase Agreement dated 09/30/10, 0.240%, due 10/01/10, $123,574,824 to be received upon repurchase (Collateralized by $115,078,000 Federal Home Loan Mortgage Corporation, 4.500%, Market Value plus accrued interest $126,046,429, due 01/15		123,574,000
138,000,000	Goldman Sachs Repurchase Agreement dated 09/30/10, 0.210%, due 10/01/10, $138,000,805 to be received upon repurchase (Collateralized by $140,637,000 Federal Farm Credit Bank, 0.000% - 1.400%, Market Value plus accrued interest $140,760,924, due 09/24/12 - 10/		138,000,000
176,000,000	Morgan Stanley Repurchase Agreement dated 09/30/10, 0.250%, due 10/01/10, $176,001,222 to be received upon repurchase (Collateralized by $176,052,000 Federal Farm Credit Bank, 0.000% - 2.490%, Market Value plus accrued interest $179,520,812, due 12/14/11 - 03		176,000,000
	Total Repurchase Agreements (Cost $437,574,000)		437,574,000

	Total Investments in Securities (Cost $1,470,629,586)*	100.4%	$1,470,629,586
	Other Assets and Liabilities - Net	(0.4)	(5,563,848)

	Net Assets	100.0%	$1,465,065,738

See Accompanying Notes to Financial Statements

ING INSTITUTIONAL PRIME MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

(1)	All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in a maturity of one year or less. Rate shown reflects current rate.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
+	Asset-backed Commercial Paper.
C	Bond may be called prior to maturity date.
*	Cost for federal income tax purposes is $1,470,635,908.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(6,322)

Net Unrealized Depreciation	$(6,322)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of September 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 9/30/2010
Asset Table
Investments, at fair value
Certificates of Deposit	$—	$205,492,101	$—	$205,492,101
Commercial Paper	—	738,694,078	—	738,694,078
Corporate Bonds/Notes	—	88,869,407	—	88,869,407
Repurchase Agreements	—	437,574,000	—	437,574,000

Total Investments, at fair value	$—	$1,470,629,586	$—	$1,470,629,586

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING Investments Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Core Equity Research Fund

ING Real Estate Fund

Domestic Fund-of-Funds

ING Capital Allocation Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Fund

ING Value Choice Fund

Fixed-lncome Funds

ING GNMA lncome Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund

ING Asia-Pacific Real Estate Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Global Opportunities Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global Fixed-Income Fund

ING Global Bond Fund

International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Fund

ING Senior lncome Fund

ING Floating Rate Fund

Money Market Funds*

ING Classic Money Market Fund

ING Money Market Fund

*	An investment in a fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

(formerly, PNC Global Investment Servicing (U.S.) Inc.)

301 Bellevue Parkway

Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert

1775 I Street, N.W.

Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRSAR-UFIALL	(0910-111910)

Semi-Annual Report

September 30, 2010

ING Floating Rate Fund

■  Classes A, C, I, R and W

 E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Example	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Portfolio of Investments	17
Advisory Contract Approval Discussion	23

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency, and is affected by market fluctuations. There is no guarantee that the Fund will achieve its investment objective.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Getting back on course

Dear Shareholder,

While data flow over the past few months continued to highlight cracks in the economic recovery’s foundation, investors found something to build on. Despite a poor showing in August, equity performance in July and September catapulted all broad U.S. market metrics back into positive territory for the quarter and the year to date; however, emerging markets have outperformed for both measurement periods. Fixed income markets, while not as frothy as equities, were also up as investors kept pouring cash into bond funds. Meanwhile, Treasury yields continued to drift lower throughout the quarter as central banks grappled with how to reinforce the wobbly economy.

Though sluggish growth and persistently high unemployment still plague the economy, there are reasons to believe that the expansion should remain on track despite the headwinds. The slow patch encountered over the summer — which resulted from temporary factors like a now-reversed import surge and the homebuyer tax credit — appears to have passed, and we expect a sustainable expansion supported by final demand. Critical to this transition is a revival in employment. Although total non-farm payrolls have failed to gain traction thanks to the end of federal census jobs and belt-tightening by state and local governments, private sector employment has grown each month in 2010 (at an admittedly measured pace). While “equilibrium” levels of employment are likely many years away, positive trends should persist.

As the economy slowly gets back on track, are you on course with your investments to reach your long-term goals? If you made changes over the last few years aimed at reducing risk, now may be a good time to reassess your portfolio to determine whether it is still appropriate for your goals. As we’ve noted many times before, it’s important to discuss any proposed changes thoroughly with your financial advisor before taking any action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
October 8, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2010

As our new fiscal year commenced, it had been just over 12 months since the prices of risky asset classes like equities and corporate bonds reached a bottom. From there indices of major stock markets and of high yield bonds had gained 50% or more. Even investment grade corporate bonds had returned over 20%. The returns on U.S. Treasuries were either negative or barely positive.

But the rally had become increasingly edgy. The rescue of failing institutions by governments and central banks, together with unprecedented fiscal and monetary stimulus to counter the ensuing recession had led to enormous, unsustainable budget deficits. Stimulus would have to end, and debt to be wound down. In this environment, the six months through September 2010 saw markets from stocks to bonds to currencies buffeted by news and events relating to three main themes: the stuttering U.S. economic recovery, a sovereign debt crisis in the Eurozone and growth dynamics in China.

In the U.S., quarterly gross domestic product (“GDP”) growth (annualized) had fallen from 5.6% to 2.7% to 1.7% in the second quarter of 2010. Employment and housing were the focus of attention. The National Bureau of Economic Research announced that the recession had ended in June of 2009 after 18 months, during which some 8.4 million jobs had been lost. Any credible economic rebound depended on their fast recovery. But the data over the period were less than encouraging. By September the private sector was only averaging 78,000 new jobs per month and the rate of unemployment seemed stuck between 9.5% and 10%. Of those unemployed, 42% had been jobless for at least 27 weeks.

The housing market had been improving, boosted by a program of tax credits for home buyers. But after the program expired in April 2010, sales of new and existing home sales collapsed, with a high proportion of distressed sales. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), having shown year-over-year increases from February, were decelerating and the last reported index level in September was still nearly 29% below the peak recorded more than four years ago.

In the Eurozone, default on billions of euro of Greece’s maturing bonds loomed. Amid downgrades, ballooning yields, fears of contagion and doubts about the viability of the euro itself, Eurozone countries dithered until at last in May, finance ministers and the International Monetary Fund agreed on a Financial Stabilization “mechanism” funded with up to €750 billion. The European Central Bank started buying the worst-affected countries’ sovereign debt, much of it held in the vulnerable European banking system. This, plus positive results from some rather soft stress testing on banks seemed to calm nerves, although uncertainty remained.

China’s efforts to restrain inflation and a housing bubble by repeatedly raising banks’ reserve ratio requirements while tightening the rules on mortgage issuance, were working all too well. Second quarter GDP growth slipped to 10.3% and by the end of August the privately compiled Chinese manufacturing purchasing managers index was signaling contraction. But in September this measure, retail sales and industrial production all showed signs of renewed acceleration.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 6.05%. Last fiscal year, the riskiest fixed income sub-classes had the highest returns. In the six months through September, the Barclays Capital U.S. Treasury Index with a return of 7.54% underperformed the Barclays Capital Corporate Investment Grade Bond Index with a return of 8.29%. But both outperformed the Barclays Capital U.S. Mortgage Backed Securities (“MBS”) Index which had a return of 3.52%, after the end of the Federal Reserve’s MBS purchase program. In addition, refinancing risks rose as mortgage rates repeatedly fell to all-time low levels. The two-year Treasury yield also set new records to the downside due to periodic flights to safety and the hint by Federal Reserve Chairman Bernanke on September 21 of a new program of quantitative easing. At the other end of the risk spectrum, the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 6.55%, practically all in the last three months.

In currencies, the gloom about the Eurozone was increasingly replaced after early June by renewed pessimism about the dollar over a stalling economy and the perceived threat of debasement through quantitative easing. Despite early strength, the dollar lost 1.2% against the euro, 4.7% against the pound and 9.7% to the yen, which was sold in the market by the Bank of Japan after it reached a 15-year high in September.

U.S. equities, represented by the S&P 500® Index, including dividends, fell 1.42% in the first half of the fiscal year, but this small move conceals a 16% drop in the 10 weeks after April 23 and the index’s best September (8.92%) since 1939. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500 companies 50% above those for the second quarter of 2009.

In international markets, based on local currencies including dividends, the MSCI Japan® Index sagged 14.92% for the six months through September. Strong 5% annualized first quarter GDP growth shriveled to an export-dependent 1.5% in the second, vulnerable to the irrepressible yen, with household demand still slow and consumer prices in retreat. MSCI Europe ex UK® Index fell 2.21%. The sovereign debt trauma subsided after it became clear that the European Central Bank stood behind the banking system. In the meantime GDP grew 1.0% in the second quarter over the first. MSCI UK® Index slipped 0.68%, but excluding British Petroleum would have risen about 2%. Supporting this was the return to profit of most banks and second quarter GDP growth of 1.2%.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index
An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays Capital Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital MBS Index	The Barclays Capital MBS Index is an unmanaged index composed of fixed-income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
The S&P/LSTA U.S. Leveraged Loan 100 Index
The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the largest facilities in the leveraged loan market. It mirrors the market-weighted performance of the largest institutional leveraged loans based upon market weightings, spreads, and interest payments. The index consists of 100 loan facilities drawn from a larger benchmark, the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI), which covers more than 1,100 facilities and has a market value of more than $480 billion.

3

ING FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Dear Shareholders:

ING Floating Rate Fund (the “Fund”) seeks to provide investors with a high level of current income. The Fund is managed by Jeffrey A. Bakalar and Daniel A. Norman, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

PORTFOLIO CHARACTERISTICS AS OF SEPTEMBER 30, 2010
Net Assets	$137,112,508
Total Assets	$207,841,451
Assets Invested in Loans	$125,911,473
Loans Represented	102
Average Amount Outstanding per Loan	$1,234,426
Industries Represented	26
Average Loan Amount per Industry	$4,842,749
Portfolio Turnover Rate (YTD)	0
Weighted Average Days to Interest Rate Reset	50
Average Loan Final Maturity	52 months

Performance: For the period from inception on August 17, 2010 through September 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.50% compared to the S&P/LSTA Leveraged Loan 100 Index which returned 1.78%, for the period from September 1, 2010 through September 30, 2010.

Portfolio Specifics: At the time the Fund was launched, the U.S. loan market was experiencing moderate improvement after a substantial pullback in May and June ended a streak of 16 consecutive monthly gains. Consistent with the experience in most financial markets, the softness in the period was directly attributable to investor fears over the fiscal condition of the weaker European Union nations, and the potential impact of that destabilization on euro zone growth. In contrast, solid underlying fundamental loan market performance (i.e., generally improving earnings and declining default rates), together with a relatively healthy supply/demand balance, was able to offset sporadic negative headlines regarding the state of the recovery in the United States. The volume of new loan transactions coming to market during the late summer months, while increased from the year-earlier period, was moderate in absolute terms, and easily taken up by investors seeking incremental yield and protection from the eventual rise in short-term interest rates.

The Fund absorbed seed capital during the months of August and September, and invested primarily in loans and cash equivalents. The Fund was well diversified as of September 30, 2010, holding 104 loan facilities across 26 industries. Regarding sector allocation, healthcare, data/internet services and automotive are currently the Fund’s top-three industry weightings. The Fund currently holds significant positions in four of the top five contributors to the S&P/LSTA Leveraged Loan Index for the month of September, 2010. This includes Univision Communications Inc., Charter Communications, TXU Corp and First Data Corp. As the Fund continues to accept new subscriptions, we will seek to optimize individual issuer exposures and look to invest in appropriate new loan transactions as they come to market.

Current Strategy & Outlook: As we move into the final quarter of 2010, the loan market’s technical positioning appears relatively solid, even in the face of a rising tide of attractively-priced new issues. We believe investor demand for loans continues to be reasonably healthy, despite the current low rate environment, perhaps an indication of a growing concern about the effect on asset values when the shift in monetary policy does come. Across the loan market, issuer-level creditworthiness has generally improved, although much of the low hanging fruit (e.g., EBITDA and margin improvement) has been collected. That said, global macroeconomic headwinds remain, in our opinion, both reasonably strong and characteristically unpredictable. In particular, the U.S. economy is growing at a sub-par pace and remains vulnerable to potential shocks, while uncertainties over sovereign debt risk in Europe continue to rear up with some regularity. Therefore, we continue to focus on credit fundamentals consistent with the Fund’s relatively conservative and value-driven strategy.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

4

ING FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

TOP TEN LOAN ISSUERS AS OF SEPTEMBER 30, 2010 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
NRG Energy, Inc.	1.4%	2.2%
Dollar General Corporation	1.4%	2.2%
Ford Motor Company	1.4%	2.1%
Charter Communications Operating, LLC	1.4%	2.1%
Georgia Pacific, LLC	1.2%	1.8%
Graphic Packaging International, Inc.	1.2%	1.8%
Sungard Data Systems, Inc.	1.2%	1.8%
ARAMARK Corporation	1.2%	1.8%
Calpine Corporation	1.2%	1.8%
Michaels Stores, Inc.	1.2%	1.8%

Ratings Distribution as of September 30, 2010 (Unaudited)
Ba	68.6%
B	27.4%
Caa and below	1.0%
Not rated*	3.0%

Ratings distribution shows the percentage of the Fund’s loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody’s Investors Service, Inc. Ratings distribution is based on Moody’s senior secured facility ratings. Loans rated below Baa by Moody’s are considered to be below investment grade. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

* Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Jeffrey A. Bakalar Senior Vice President Senior Portfolio Manager ING Investment Management Co.	Daniel A. Norman Senior Vice President Senior Portfolio Manager ING Investment Management Co.

ING Floating Rate Fund November 1, 2010

5

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 17, 2010 to September 30, 2010. The Fund’s expenses are shown without the imposition of any charges. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value August 17, 2010	Ending Account Value September 30, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2010*	Beginning Account Value August 17, 2010	Ending Account Value September 30, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2010*

Class A	$1,000.00	$1,005.00	1.00%	$1.21	$1,000.00	$1,004.82	1.00%	$1.21
Class C	1,000.00	1,004.00	1.75	2.11	1,000.00	1,003.92	1.75	2.11
Class I	1,000.00	1,006.00	0.75	0.91	1,000.00	1,005.12	0.75	0.91
Class R	1,000.00	1,004.00	1.25	1.51	1,000.00	1,004.52	1.25	1.51
Class W	1,000.00	1,006.00	0.75	0.91	1,000.00	1,005.12	0.75	0.91

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 44/365 to reflect the most recent fiscal half-year.

6

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2010 (UNAUDITED)

ASSETS:
Investments in securities at fair value (Cost $126,369,964)	$126,864,473
Short-term investments (Cost $70,812,050)	70,812,050
Cash	2,026,048
Receivables:
Investment securities sold	60,891
Fund shares sold	7,898,469
Interest	15,366
Reimbursement due from manager	9,571
Prepaid offering expense	70,357
Prepaid expenses	62,241
Total assets	207,819,466
LIABILITIES:
Payable for investment securities purchased	70,601,815
Payable to affiliates	51,718
Accrued trustees fees	163
Other accrued expenses and liabilities	50,247
Total liabilities	70,703,943
NET ASSETS	$137,115,523
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$136,511,397
Undistributed net investment income	106,893
Accumulated net realized gain	2,724
Net unrealized appreciation	494,509
NET ASSETS	$137,115,523
Class A:
Net assets	$10,295,576
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	1,024,282
Net asset value and redemption price per share	$10.05
Maximum offering price per share (2.50%)(1)	$10.31
Class C:
Net assets	$86,481
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	8,613
Net asset value and redemption price per share(2)	$10.04
Class I:
Net assets	$126,420,382
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	12,570,630
Net asset value and redemption price per share	$10.06
Class R:
Net assets	$310,057
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	30,878
Net asset value and redemption price per share	$10.04
Class W:
Net assets	$3,027
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	301
Net asset value and redemption price per share	$10.06

(1) Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements

7

STATEMENT OF OPERATIONS (UNAUDITED)

August 17, 2010(1) – September 30, 2010
INVESTMENT INCOME:
Interest	$131,370
Other	38,185
Total investment income	169,555

EXPENSES:
Investment management fees	43,896
Administration fees	7,981
Distribution and service fees:
Class A	2,961
Class C	33
Class R	62
Transfer agent fees:
Class A	167
Class I	535
Class R	2
Custodian fees	1,750
Professional fees	1,258
Trustees fees	163
Postage expense	1,038
Offering expense	9,643
Miscellaneous expense	2,744
Total expenses	72,233
Net waived and reimbursed fees	(9,571)
Net expenses	62,662
Net investment income	106,893

REALIZED AND UNREALIZED GAIN:
Net realized gain	2,724
Net change in unrealized appreciation or depreciation	494,509
Net realized and unrealized gain	497,233
Increase in net assets resulting from operations	$604,126

(1) Commencement of operations.

See Accompanying Notes to Financial Statements

8

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

August 17, 2010(1) – September 30, 2010
FROM OPERATIONS:
Net investment income	$106,893
Net realized gain	2,724
Net change in unrealized appreciation or depreciation	494,509
Increase in net assets resulting from operations	604,126

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	137,002,008
Cost of shares redeemed	(490,611)
Net increase in net assets resulting from capital share transactions	136,511,397
Net increase in net assets	137,115,523
NET ASSETS:
Beginning of period	—
End of period	$137,115,523
Undistributed net investment income at end of period	$106,893

(1) Commencement of operations.

See Accompanying Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)	Expenses, net of fee waivers and/or recoupments, if any (2)(3)	Expenses, net of all reductions/ additions (2)(3)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio Turnover
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
08-17-10(4)–09-30-10	10.00	0.01		0.04	0.05	—	—	—	—	10.05	0.50	1.12	1.00	1.00	0.78	10,296	—
Class C
08-17-10(4)–09-30-10	10.00	0.00	*	0.04	0.04	—	—	—	—	10.04	0.40	1.87	1.75	1.75	0.62	86	—
Class I
08-17-10(4)–09-30-10	10.00	0.01		0.05	0.06	—	—	—	—	10.06	0.60	0.87	0.75	0.75	1.44	126,420	—
Class R
08-17-10(4)–09-30-10	10.00	0.00	*	0.04	0.04	—	—	—	—	10.04	0.40	1.37	1.25	1.25	0.78	310	—
Class W
08-17-10(4)–09-30-10	10.00	0.01		0.05	0.06	—	—	—	—	10.06	0.60	0.87	0.75	0.75	0.94	3	—

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

*	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

10

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act” or the “Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series one of which, ING Floating Rate Fund (“Floating Rate” or the “Fund”).

The investment objective of the Fund is described in the Fund’s prospectus.

The Fund offers at the following classes of shares: Class A, Class C, Class I, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles.

A.  Loan and Other Security Valuation. Loans held by the Fund are normally valued at the average of the means of one or more bid and asked quotations obtained from a pricing service or other sources determined by the Board of Trustees (the “Board”) to be independent and believed to be reliable. Loans for which reliable market value quotations are not readily available may be valued with reference to another loan or a group of loans for which quotations are more readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the loan being valued. The Fund has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under the proxy procedure described above.

It is expected that most of the loans held by the Fund will be valued with reference to quotations from the independent pricing service or with reference to the proxy procedure described above. As of September 30, 2010, 100.0% of total loans were valued based on these procedures.

Prices from a pricing service may not be available for all loans and the Investment Adviser may believe that the price for a loan derived from market quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Adviser that the Investment Adviser believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value, as defined by the 1940 Act, as determined in good faith under procedures adopted by the Fund’s Board of Trustees and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by the Investment Adviser and monitored by the Fund’s Board through its Compliance Committee.

In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower’s debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund’s rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower’s business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans and the market environment and investor attitudes towards the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower’s management; and (vii) the general economic and market conditions affecting the fair value of the loan. Securities other than loans for which reliable market value quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, and under procedures adopted by, the Board of the

11

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fund. Investments in securities of sufficient credit quality, maturing in 60 days or less from date of acquisition, are valued at amortized cost which approximates fair value. To the extent the Fund invests in other registered companies, the Fund’s NAV is calculated based on the current NAV of the registered investment company in which the Fund invests. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the period ended September 30, 2010, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Revolver and delayed draw loans are booked on a settlement date basis. Security transactions and loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual loans are generally applied as a reduction to the recorded investment of the loan. Loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Premium amortization and discount accretion are deferred and recognized over the shorter of four years or the actual term of the loan. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield method over the shorter of four years or the actual term of the loan. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date.

C.  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. The Fund records distributions to its shareholders on the ex-dividend date.

D.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

12

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

G.  Offering Costs. Costs incurred with the offering of shares of the Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

H.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

NOTE 3 — INVESTMENTS

For the period ended September 30, 2010, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $126,413,101 and $88,818, respectively. At September 30, 2010, the Fund held loans valued at $125,911,473 representing 63.7% of its total investments. The fair value of these assets is established as set forth in Note 2.

The loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATION FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with ING Investments, LLC (“ING Investments” or the “Investment Adviser”) to provide advisory and management services. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. The Fund is sub-advised by ING Investment Management Co. (“ING IM”). Under the sub-advisory agreement, ING IM is responsible for managing the assets of the Fund in accordance with its investment objective and policies, subject to oversight by the Investment Adviser. Both ING IM and the Investment Adviser are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”) and affiliates of each other. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in

13

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATION FEES (continued)

November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Fund and potential termination of the Fund’s existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

The Fund has also entered into an Administration Agreement with ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep N.V., to provide administrative services. The Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.10% of the Fund’s average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund, except Class I and Class W, has adopted a plan (each a “Plan” and collectively, the “Plans”), whereby ING Investments Distributor, LLC (the “Distributor”) is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or Shareholder Servicing Fees (“Service Fees”) paid to securities dealers who executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class C	Class R
0.25%	1.00%	0.50%

NOTE 6 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Funds, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses (and acquired fund fees and expenses), to the levels listed below:

Maximum Operating Expense Limit
(as a percentage of average daily net assets)

Class A — 1.00%
Class C — 1.75%
Class I — 0.75%
Class R — 1.25%
Class W — 0.75%

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

As of September 30, 2010, the amount of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

September 30,
2011	2012	2013	Total
$ —	$—	$9,571	$9,571

NOTE 7 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2010, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Distribution and Service Fees	Total
$41,933	$7,624	$2,161	$51,718

At September 30, 2010, the following Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the Fund:

ING Solution 2015 Portfolio — 28.24%

ING Solution 2025 Portfolio — 33.95%

ING Solution 2035 Portfolio — 21.33%

ING Solution Income Portfolio — 8.49%

Reliastar Life Insurance Company — 7.35%

14

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 7 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Fund has adopted a Retirement Policy (“Policy”) covering independent trustees of the Fund who were trustees on or before May 9, 2007, and who will have served as an independent trustee for at least five years as of the date of their retirement (as that term is defined in the Policy). Benefits under the Policy are based on an annual rate as defined in the Policy.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 8 — CUSTODIAL AGREEMENT

State Street Bank and Trust Company (“SSB”) serves as the Fund’s custodian and recordkeeper. Custody fees paid to SSB may be reduced by earnings credits based on the cash balances held by SSB for the Fund. There were no earnings credits for the period ended September 30, 2010.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
08-17-10(1)–09-30-10	1,024,413	—	(131)	1,024,282	10,244,357	—	(1,309)	10,243,048
Class C
08-17-10(1)–09-30-10	8,613	—	—	8,613	86,110	—	—	86,110
Class I
08-17-10(1)–09-30-10	12,619,477	—	(48,847)	12,570,630	126,359,786	—	(489,299)	125,870,487
Class R
08-17-10(1)–09-30-10	30,878	—	—	30,878	308,742	—	—	308,742
Class W
08-17-10(1)–09-30-10	301	—	—	301	3,010	—	—	3,010

(1)	Commencement of operations.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Fund paid no dividends or distributions during its initial period ended September 30, 2010.

The tax-basis components of distributable earnings will be determined after the Fund’s initial tax year-end of March 31, 2011.

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that will be subject to examination by these jurisdictions is the Fund’s initial year of 2010.

15

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

As of September 30, 2010, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 11 — SUBSEQUENT EVENTS

Dividends. Subsequent to September 30, 2010, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0289	November 1, 2010	Daily
Class C	0.0227	November 1, 2010	Daily
Class I	0.0310	November 1, 2010	Daily
Class R	0.0269	November 1, 2010	Daily
Class W	0.0310	November 1, 2010	Daily

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

16

ING FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

				Bank Loan Ratings † (Unaudited)
Principal Amount			Borrow\Tranche Description	Moody’s	S&P	Fair Value
Loans*: 91.8%
Aerospace & Defense: 2.8%
			Delta Airlines, Inc.	B2	B
$	1,500,000	(1)	Term Loan, maturing April 30, 2014			$1,415,625
			Transdigm, Inc.	Ba2	BB–
	1,000,000		Term Loan, 2.269%, maturing June 23, 2013			982,500
			United Airlines, Inc.	Ba3	BB–
	1,500,000		Term Loan, 2.313%, maturing February 03, 2014			1,416,251
						3,814,376
Automobile: 6.9%
			Federal-Mogul Corporation	Ba3	B+
	662,162	(1)	Term Loan, maturing December 29, 2014			581,978
	337,838	(1)	Term Loan, maturing December 28, 2015			296,928
			Ford Motor Company	Ba1	BB
	3,000,000	(1)	Term Loan, maturing December 16, 2013			2,946,564
			Hertz Corporation	Ba1	BB–
	234,113	(1)	Term Loan, maturing December 21, 2012			230,342
	1,265,887	(1)	Term Loan, maturing December 21, 2012			1,245,492
			KAR Holdings, Inc.	Ba3	B+
	2,500,000	(1)	Term Loan, maturing October 18, 2013			2,441,145
			Pinafore, Inc.	Ba2	BB
	1,469,512	(1)	Term Loan, maturing September 21, 2016			1,484,661
			United Components, Inc.	Ba3	B
	250,000	(1)	Term Loan, maturing March 23, 2017			252,266
						9,479,376
Beverage, Food & Tobacco: 3.2%
			ARAMARK Corporation	Ba3	BB
	154,267	(1)	Term Loan, 3.598%, maturing July 26, 2016			151,182
	2,345,733	(1)	Term Loan, 3.783%, maturing July 26, 2016			2,298,818
			Pinnacle Foods Holding Corporation	Ba3	B+
	2,000,000		Term Loan, 2.758%, maturing April 02, 2014			1,938,438
						4,388,438
Chemicals, Plastics & Rubber: 5.1%
			Chemtura Corporation	Ba1	NR
	250,000		Term Loan, 5.500%, maturing August 11, 2016			252,083
			Hexion Specialty Chemicals, Inc.	Ba3	B–
	1,408,746	(1)	Term Loan, maturing May 05, 2015			1,349,931
	591,254	(1)	Term Loan, maturing May 05, 2015			566,569
			Huntsman International, LLC	Ba2	BB–
	2,000,000	(1)	Term Loan, maturing April 21, 2014			1,916,666
			Ineos US Finance, LLC	B2	B
	485,257	(1)	Term Loan, maturing December 16, 2013			486,774
	514,743	(1)	Term Loan, maturing December 16, 2014			516,351
			ISP Chemco, Inc.	Ba3	BB
	1,000,000	(1)	Term Loan, maturing June 04, 2014			964,375
			Nalco Company	Ba1	BB+
	1,000,000	(1)	Term Loan, maturing May 13, 2016			973,125
						7,025,874
Containers, Packaging & Glass: 3.5%
			Graham Packaging Company, L.P.	B1	B+
	1,000,000	(1)	Term Loan, maturing September 23, 2016			1,009,063
			Graphic Packaging International, Inc.	Ba3	BB+
	2,500,000	(1)	Term Loan, 3.280%, maturing May 16, 2014			2,467,187
			Reynolds Group Holdings, Ltd.	Ba3	BB
	1,300,000	(1)	Term Loan, maturing May 05, 2016			1,307,817
						4,784,067

See Accompanying Notes to Financial Statements

17

ING FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

				Bank Loan Ratings † (Unaudited)
Principal Amount			Borrow\Tranche Description	Moody’s	S&P	Fair Value
Data and Internet Services: 7.0%
			Dealer Computer Services, Inc.	Ba3	BB–
$	2,000,000	(1)	Term Loan, 5.250%, maturing April 21, 2017			$1,998,214
			First Data Corporation	B1	B+
	997,324		Term Loan, 3.006%, maturing September 24, 2014			880,012
			Open Text Corporation	Ba1	BBB–
	498,701		Term Loan, 2.506%, maturing October 02, 2013			493,714
			Orbitz Worldwide, Inc.	B2	B+
	1,500,000		Term Loan, 3.324%, maturing July 25, 2014			1,433,250
			Sabre, Inc.	B1	B
	1,500,000	(1)	Term Loan, 2.335%, maturing September 30, 2014			1,390,079
			Sungard Data Systems, Inc.	Ba3	BB
	2,500,000	(1)	Term Loan, maturing February 26, 2016			2,458,202
			Travelport, Inc.	Ba3	B
	997,423		Term Loan, 2.760%, maturing August 23, 2013			962,331
						9,615,802
Diversified / Conglomerate Manufacturing: 2.0%
			Clopay Ames True Temper Holding Corporation	B1	BB+
	850,000	(1)	Term Loan, maturing September 28, 2016			852,125
			Dresser, Inc.	B2	B+
	1,500,000		Term Loan, 2.612%, maturing May 04, 2014			1,449,845
			Sensata Technologies, B.V.	B1	BB
	500,000	(1)	Term Loan, maturing April 26, 2013			482,125
						2,784,095
Diversified / Conglomerate Service: 3.4%
			Affinion Group, Inc.	Ba2	BB–
	1,994,987		Term Loan, 5.000%, maturing October 10, 2016			1,962,569
			Catalina Marketing Corporation	Ba2	BB–
	943,701		Term Loan, 3.006%, maturing October 01, 2014			919,519
			ServiceMaster Company	B1	B+
	90,333		Term Loan, 2.760%, maturing July 24, 2014			85,209
	907,090		Term Loan, 2.769%, maturing July 24, 2014			855,641
			West Corporation	B1	BB–
	909,091	(1)	Term Loan, maturing October 24, 2013			897,727
						4,720,665
Diversified Nat’l Rsrcs, Precious Metals & Minerals: 1.8%
			Georgia Pacific, LLC	Ba1	BBB
	2,493,467		Term Loan, 3.541%, maturing December 23, 2014			2,495,219
						2,495,219
Electronics: 1.1%
			Spansion, LLC	NR	BB–
	1,500,000	(1)	Term Loan, 7.500%, maturing January 08, 2015			1,499,063
						1,499,063
Gaming: 4.5%
			Harrahs Operating Company, Inc.	Caa1	B
	1,495,280		Term Loan, 3.497%, maturing January 28, 2015			1,289,264
			Penn National Gaming, Inc.	Ba2	BB+
	2,000,000	(1)	Term Loan, 2.051%, maturing October 03, 2012			1,965,375
			VML US Finance, LLC	B2	B
	1,948,774		Term Loan, 4.780%, maturing May 27, 2013			1,921,776
	45,197		Term Loan, 4.780%, maturing May 27, 2013			44,784
			Wynn Las Vegas, LLC	NR	NR
	1,000,000	(1)	Term Loan, maturing August 04, 2015			966,500
						6,187,699

See Accompanying Notes to Financial Statements

18

ING FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

				Bank Loan Ratings † (Unaudited)
Principal Amount			Borrow\Tranche Description	Moody’s	S&P	Fair Value
Grocery: 1.1%
			Supervalu, Inc.	NR	BB+
$	1,500,000	(1)	Term Loan, maturing October 05, 2015			$1,456,647
						1,456,647
Healthcare, Education and Childcare: 10.0%
			Biomet, Inc.	B1	BB–
	2,000,000	(1)	Term Loan, maturing March 25, 2015			1,943,116
			CHS/Community Health Systems, Inc.	Ba3	BB
	1,902,396	(1)	Term Loan, maturing July 25, 2014			1,807,272
	97,604	(1)	Term Loan, maturing July 25, 2014			92,724
			Emdeon Business Services, LLC	Ba3	BB
	269,231	(1)	Term Loan, maturing November 18, 2013			270,577
			HCA, Inc.	Ba3	BB
	1,000,000		Term Loan, 2.539%, maturing November 18, 2013			963,975
	1,500,000		Term Loan, 3.539%, maturing March 31, 2017			1,454,829
			Health Management Associates, Inc.	B1	BB–
	498,622		Term Loan, 2.039%, maturing February 28, 2014			471,977
			HGI Holding, Inc.	B1	B+
	500,000	(1)	Term Loan, maturing September 29, 2016			502,500
			Mylan Laboratories, Inc.	Ba1	BB+
	1,975,000	(1)	Term Loan, maturing October 02, 2014			1,974,840
			Royalty Pharma	Baa2	BBB–
	1,496,124	(1)	Term Loan, 2.539%, maturing April 16, 2013			1,486,063
			Valeant Pharmaceuticals International	Ba1	BB+
	50,000	(1)	Term Loan, maturing September 21, 2016			50,512
	200,000	(1)	Term Loan, maturing September 21, 2016			202,047
			Vanguard Health Holdings Company II, LLC	Ba2	BB–
	1,500,000		Term Loan, 5.000%, maturing January 29, 2016			1,490,781
			Warner Chilcott Company, LLC	Ba3	BB
	1,000,000	(1)	Term Loan, maturing October 30, 2014			996,875
						13,708,088
Leisure, Amusement, Entertainment: 4.0%
			Cinemark USA, Inc.	Ba3	BB–
	1,994,975		Term Loan, 3.553%, maturing April 29, 2016			1,992,838
			Live Nation Entertainment, Inc.	Ba2	BB–
	1,500,000	(1)	Term Loan, maturing November 07, 2016			1,483,751
			Regal Cinemas Corporation	Ba3	BB–
	1,994,987		Term Loan, 3.789%, maturing November 21, 2016			1,980,336
						5,456,925
Mining, Steel, Iron & Nonprecious Metals: 1.1%
			Novelis Corporation	Ba1	BB–
	380,260	(1)	Term Loan, maturing July 06, 2014			368,852
	1,119,740	(1)	Term Loan, maturing July 06, 2014			1,086,148
						1,455,000
Non-North American Cable: 1.4%
			UPC Broadband Holding, B.V.	Ba3	B+
	2,000,000	(1)	Term Loan, maturing December 30, 2016			1,953,000
						1,953,000
North American Cable: 5.7%
			Bresnan Communications, LLC	B1	BB–
	997,468		Term Loan, 2.260%, maturing March 29, 2014			992,637
			Cequel Communications, LLC	Ba3	BB–
	2,000,000	(1)	Term Loan, 2.258%, maturing November 05, 2013			1,948,213
			Charter Communications Operating, LLC	Ba1	BB+
	1,500,000	(1)	Term Loan, maturing March 06, 2014			1,466,714
	1,498,744	(1)	Term Loan, 3.540%, maturing September 06, 2016			1,465,959

See Accompanying Notes to Financial Statements

19

ING FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

				Bank Loan Ratings † (Unaudited)
Principal Amount			Borrow\Tranche Description	Moody’s	S&P	Fair Value
North American Cable: (continued)
			Insight Midwest Holdings, LLC	Ba3	B+
$	2,000,000		Term Loan, 2.099%, maturing April 07, 2014			$1,924,642
						7,798,165
Oil & Gas: 1.8%
			Enterprise GP Holdings, L.P.	Ba2	BB–
	1,000,000		Term Loan, 2.780%, maturing November 10, 2014			995,000
			MEG Energy Corporation	B1	BB+
	1,496,222		Term Loan, 6.000%, maturing April 03, 2016			1,500,897
						2,495,897
Other Broadcasting and Entertainment: 1.8%
			Nielsen Finance, LLC	Ba3	BB–
	2,498,750	(1)	Term Loan, 4.008%, maturing May 02, 2016			2,440,029
						2,440,029
Other Telecommunications: 3.0%
			Asurion Corporation	Ba3	B+
	1,994,962		Term Loan, 3.278%, maturing July 03, 2014			1,910,175
			MetroPCS Wireless, Inc.	Ba1	BB–
	673,469	(1)	Term Loan, maturing November 04, 2016			667,742
			Time Warner Telecom Holdings, Inc.	Ba1	B+
	1,500,000	(1)	Term Loan, maturing January 07, 2013			1,482,179
						4,060,096
Personal & Nondurable Consumer Products: 1.5%
			Advantage Sales & Marketing, Inc.	Ba3	B+
	997,494		Term Loan, 5.000%, maturing May 05, 2016			995,249
			Jarden Corporation	Ba1	BB+
	1,000,000	(1)	Term Loan, maturing January 26, 2015			1,001,425
						1,996,674
Personal, Food & Miscellaneous: 3.4%
			Advance Pierre Foods	B1	B+
	1,000,000	(1)	Term Loan, maturing September 29, 2016			990,000
			Dennys, Inc.	B1	B+
	500,000	(1)	Term Loan, maturing September 20, 2016			501,563
			N.E.W. Customer Services Companies, Inc.	Ba3	B+
	978,102		Term Loan, 6.000%, maturing March 05, 2016			974,842
			NBTY, Inc.	Ba3	BB–
	1,259,494	(1)	Term Loan, maturing July 14, 2017			1,274,112
			OSI Restaurant Partners, Inc.	B3	B+
	83,094	(1)	Term Loan, maturing June 14, 2013			76,385
	916,906	(1)	Term Loan, maturing June 14, 2014			842,865
						4,659,767
Printing & Publishing: 3.0%
			Cengage Learning, Inc.	B2	B+
	1,996,144	(1)	Term Loan, 2.540%, maturing July 03, 2014			1,798,117
			Quad/Graphics, Inc.	Ba2	BB+
	1,500,000	(1)	Term Loan, maturing April 14, 2016			1,477,500
			R.H. Donnelley Corporation	B1	B
	1,000,000	(1)	Term Loan, maturing October 24, 2014			853,214
						4,128,831
Radio and TV Broadcasting: 2.3%
			CW Media Holdings, Inc.	Ba2	BB+
	1,000,000	(1)	Term Loan, maturing February 16, 2015			987,500
			Univision Communications, Inc.	B2	B–
	2,496,826		Term Loan, 2.506%, maturing September 29, 2014			2,193,661
						3,181,161

See Accompanying Notes to Financial Statements

20

ING FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

				Bank Loan Ratings † (Unaudited)
Principal Amount			Borrow\Tranche Description	Moody’s	S&P	Fair Value
Retail Stores: 5.9%
			Dollar General Corporation	Ba3	BBB–
$	3,000,000		Term Loan, 3.108%, maturing July 07, 2014			$2,951,717
			Michaels Stores, Inc.	B2	B
	1,000,000		Term Loan, 2.634%, maturing October 31, 2013			968,188
	1,500,000		Term Loan, 4.884%, maturing July 31, 2016			1,473,542
			Neiman Marcus Group, Inc.	B2	BB–
	1,500,000		Term Loan, 2.294%, maturing April 05, 2013			1,456,193
			Toys “R” Us, Inc.	B1	BB–
	1,250,000		Term Loan, 6.000%, maturing August 17, 2016			1,254,130
						8,103,770
Utilities: 4.5%
			Calpine Corporation	B1	B+
	2,500,000	(1)	Term Loan, maturing March 29, 2014			2,447,394
			NRG Energy, Inc.	Baa3	BB+
	1,333,333	(1)	Term Loan, maturing August 31, 2015			1,334,000
	1,666,667	(1)	Term Loan, maturing August 31, 2015			1,666,667
			Texas Competitive Electric Holdings Company, LLC	B1	B+
	500,000	(1)	Term Loan, maturing October 10, 2014			387,986
	500,000	(1)	Term Loan, maturing October 10, 2014			386,702
						6,222,749
			Total Loans (Cost $125,419,861)			125,911,473
Other Corporate Debt: 0.7%
Diversified / Conglomerate Manufacturing: 0.7%
			Flextronics International, Ltd.	Ba1	BB+
	222,796	(1)	Unsecured Term Loan, maturing October 01, 2014			212,325
	777,204	(1)	Unsecured Term Loan, maturing October 01, 2014			740,675

			Total Other Corporate Debt (Cost $950,103)			953,000

Shares						Market Value

Short-term Investments: 51.7%
		Mutual Fund: 51.7%
70,812,050		State Street Institutional Liquid Reserves Fund — Institutional Class		$70,812,050
		Total Mutual Fund (Cost $70,812,050)		70,812,050
		Total Investments (Cost $197,182,014)**	144.2%	$197,676,523
		Other Assets and Liabilities — Net	(44.2)	(60,561,000)
		Net Assets	100.0%	$137,115,523

	*
Loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (“LIBOR”) and other short-term rates.

	†	Bank Loans rated below Baa by Moody’s Investor Services, Inc. are considered to be below investment grade.
	(1)	Trade pending settlement. Contract rates do not take effect until settlement date.
	**	For Federal Income Tax purposes cost of investments is the same as for financial statement purposes.

		Net unrealized appreciation consists of the following:

		Gross Unrealized Appreciation		$638,552
		Gross Unrealized Depreciation		(144,043)
		Net Unrealized Appreciation		$494,509

See Accompanying Notes to Financial Statements

21

ING FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 9/30/2010
Asset Table
Investments, at value
Loans	$—	$125,911,473	$—	$125,911,473
Other Corporate Debt	—	953,000	—	953,000
Short-term Investments	70,812,050	—	—	70,812,050
Total Investments, at value	$70,812,050	$126,864,473	$—	$197,676,523

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

22

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF NEW ADVISORY OR SUB-ADVISORY CONTRACTS

Section 15 of the Investment Company Act of 1940 Act, as amended (the “1940 Act”), mandates that, when a series of ING Funds Trust (the “Trust”) enters into a new advisory or sub-advisory agreement, the Board of Trustees (the “Board”) of the Trust, including a majority of Board members who have no direct or indirect interest in the advisory contract or sub-advisory contract, and who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Non-Interested Trustees”), must approve the new arrangements. Thus, at a meeting held on July 15, 2010, the Board, including a majority of the Independent Trustees, considered whether to approve the investment advisory contract (the “Advisory Contract”) with ING Investments, LLC (“ING Investments” or the “Adviser”) and the sub-advisory contract (“Sub-Advisory Contract”) between ING Investments with ING Investment Management Co. (“ING IM” or the “Sub-Adviser”) with respect to ING Floating Rate Fund (the “Fund”), a new series of the Trust.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval process has been codified in the ING Funds 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial approvals of advisory contracts. Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory arrangements (including the Fund’s Advisory and Sub-Advisory Contracts).

In determining whether to initially approve the Advisory and Sub-Advisory Contracts for the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for the Fund, should be approved. The materials provided to the Board in support of the Fund’s advisory and sub-advisory contracts included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Fund that discusses, among other things: (a) ING Investments’ experience and expertise in the management of other funds within the ING Funds complex, (b) the experience of ING Investments overseeing sub-advisers to other funds within the ING Fund complex; and (c) the experience of ING IM in managing senior loan products; (2) information regarding the Fund’s investment objective and strategies and anticipated portfolio characteristics, including, but not limited to, the extent to which the Fund would be able to maintain sufficient liquidity to satisfy redemption orders during periods of turmoil in the senior loan market and the extent to which the portfolio managers would use permissible borrowings for leverage or other purposes; (3) FACT sheets for the Fund that compare the Fund’s fee structure to its comparable selected peer group (“Selected Peer Group”) and Morningstar/Lipper category medians; (4) supporting documentation, including copies of the Advisory and Sub-Advisory Contracts for the Fund; and (5) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by ING Investments in the context of ING Investments’ oversight of other sub-advisers managing Funds in the ING Funds complex, and by ING IM at the May 27, 2010, June 24, 2010 and July 14, 2010 International/Balanced/Fixed Income Funds Investment Review Committee meetings regarding the Fund.

The Board’s consideration of whether to approve the Advisory Contract with ING Investments on behalf of the Fund took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by ING Investments to the Fund under the Advisory Contract; (2) ING Investments’ experience as a manager-of-managers overseeing sub-advisers to other funds within the ING Funds complex; (3) ING Investments’ strength and reputation within the industry; (4) the fairness of the compensation under the proposed Advisory Contract in light of the services to be provided to the Fund and taking into account the sub-advisory fees payable by ING Investments to ING IM; (5) the fairness of ING Investments’ compensation under an Advisory Contract with level fees that does not include breakpoints; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Fund, including that: (a) the proposed management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the average and median management fees of the funds in the Fund’s Selected Peer Group, and (b) the estimated expense ratio for the Fund is below the average and above the median and ratios of the funds in the Fund’s Selected Peer Group; (7) the projected profitability of ING Investments when sub-advisory fees payable by ING Investments to ING IM are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities and resources of ING Investments; (9) ING Investments’ compliance

23

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the ING Funds complex; (10) the information that had been provided by ING Investments at regular Board meetings with respect to its capabilities as a manager-of-managers in overseeing similar funds; and (11) “fall-out benefits” to ING Investments and its affiliates that were anticipated to arise from ING Investments’ management of the Fund.

In reviewing the proposed Sub-Advisory Contract with ING IM, the Board considered a number of factors, including, but not limited to, the following: (1) ING Investments’ view of the reputation of ING IM and its sub-advisory services; (2) ING IM’s strength and reputation in the industry; (3) the information that had been provided by ING IM in advance of the May 27, 2010 and June 24, 2010 International/Balanced/Fixed Income Funds Investment Review Committee meetings at which ING IM presented and the July 15, 2010 meeting of the Board with respect to ING IM’s sub-advisory services; (4) the nature and quality of the services to be provided by ING IM under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM; (6) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by ING IM as the Fund’s Sub-Adviser; (7) the costs for the services to be provided by ING IM; (8) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had been reviewed and evaluated by the Trust’s Chief Compliance Officer; (9) ING IM’s financial condition; (10) the appropriateness of the selection of ING IM in light of the Fund’s investment objective and prospective investor base; and (11) ING IM’s Code of Ethics, which were previously approved by the Board.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by ING Investments to ING IM is reasonable in the context of all factors considered by the Board; (4) ING Investments maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of its compliance programs; and (5) ING IM maintains an appropriate compliance program, with this conclusion based upon, among other things, a representation from the Trust’s Chief Compliance Officer that ING IM’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Advisory and Sub-Advisory Contracts for the ING IM. During the Board’s deliberations, different Board members may have given different weight to different individual factors and related conclusions.

24

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ING Investments Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Core Equity Research Fund
ING Real Estate Fund

Domestic Fund-of-Funds
ING Capital Allocation Fund

Domestic Equity Growth Funds
ING Corporate Leaders 100 Fund
ING Equity Dividend Fund
ING Growth Opportunities Fund
ING MidCap Opportunities Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING Tactical Asset Allocation Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Fund
ING Value Choice Fund

Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Value Choice Fund

International Equity Funds
ING Alternative Beta Fund
ING Asia-Pacific Real Estate Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Global Opportunities Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund

Global and International Fixed-Income Fund
ING Global Bond Fund

International Funds-of-Funds
ING Diversified International Fund
ING Global Target Payment Fund

Loan Participation Fund
ING Senior Income Fund
ING Floating Rate Fund

Money Market Funds*
ING Classic Money Market Fund
ING Money Market Fund

*	An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
(formerly, PNC Global Investment Servicing (U.S.) Inc.)
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRSAR-UFR (0910-112310)

Item 2.	Code of Ethics.

Not required for semi-annual filing.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.	Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.	Schedule of Investments.

For the Portfolios that have a complete Schedule of Investments, the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ING GNMA INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED)

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 105.2%
Federal Home Loan Mortgage Corporation##: 2.0%
$27,109,147	S, ^	0.500%, due 07/15/36	$363,913
3,624,549	S, ^	5.500%, due 09/15/35	620,799
7,332,689		5.500%, due 02/01/40	7,783,445
5,184,361	S	6.000%, due 05/15/36	5,893,592
43,117	S	7.000%, due 11/01/14	46,292
127,057	S	7.500%, due 12/01/14	136,157
50,919		7.500%, due 01/01/30	58,070
1,446,744	S, ^	7.688%, due 10/25/23	277,266
12,302	S	8.000%, due 01/01/30	14,172
1,212,107		9.000%, due 12/17/30	1,414,939
28,637		9.500%, due 07/01/20	33,234

			16,641,879

Federal National Mortgage Association##: 16.9%
20,000,000	W	4.000%, due 07/25/39	20,562,500
36,900,000	W	4.500%, due 10/15/35	38,433,626
43,493,462		4.500%, due 09/01/40	45,355,994
14,128,182		5.500%, due 02/01/40-08/01/40	15,031,903
6,789,890	S	6.000%, due 02/25/36	7,225,852
9,549,972		6.000%, due 11/25/31-04/25/32	10,460,430
21,959	S	6.500%, due 06/01/14	23,767
320,417		6.500%, due 02/01/29	361,602
742,848		6.600%, due 07/01/27-06/01/28	838,378
27,218	S	7.000%, due 03/01/15	28,899
59,665	S	7.500%, due 05/01/28	68,078
2,700,948		8.000%, due 12/25/45	3,210,752
53,775	S	8.500%, due 08/01/15-09/01/15	57,404

			141,659,185

Government National Mortgage Association: 86.3%
90,271,380	S, ^	0.887%, due 01/16/50	4,942,358
97,501,720	S, ^	0.985%, due 11/16/46	4,192,623
3,557,083	S	4.000%, due 05/20/33-08/20/35	3,689,886
5,667,869		4.000%, due 05/15/40-09/15/40	5,873,146
30,000,000	W	4.500%, due 03/15/39	31,565,640
19,002,400	S	4.500%, due 01/20/34-02/20/40	20,036,793
3,574,932	^	4.500%, due 02/20/36-12/20/37	457,888
70,020,438	S, ^	5.000%, due 05/20/35-04/20/37	8,656,443
97,667,836	S	5.000%, due 10/20/33-03/20/24	104,068,947
2,156,236	^	5.000%, due 09/16/35	232,211
87,496,793		5.000%, due 04/15/30-04/15/29	93,501,130
547,715		5.100%, due 04/20/32	587,874
1,704,717		5.250%, due 11/20/36-01/20/38	1,826,372
185,761		5.450%, due 02/15/29-10/15/29	201,214
4,750,629	S, ^	5.500%, due 11/20/33	377,956
24,331,157	S	5.500%, due 04/20/34-12/15/36	26,269,252
138,214,488		5.500%, due 10/15/32-04/20/29	149,795,288
305,168		5.550%, due 06/15/27	320,063
32,564	S	5.600%, due 10/20/37	35,182
2,619,188		5.600%, due 12/20/36-02/20/38	2,832,065
552,680		5.625%, due 04/15/39	596,406
9,665,851	S	5.630%, due 07/15/45	10,150,429
484,504		5.680%, due 05/15/47	529,124
487,224	S	5.690%, due 11/15/42	520,596
60,797	S	5.750%, due 01/20/29	66,426
8,352,843		5.750%, due 07/20/38-07/20/29	9,219,863
5,560,305		5.950%, due 02/15/44	6,170,305
1,884,182		5.970%, due 11/15/31	2,087,822
16,871,723		5.980%, due 01/20/30-07/20/34	18,502,337
2,718,128	S, ^	6.000%, due 01/20/34	443,033

Principal Amount			Value

Government National Mortgage Association: (continued)
$10,700,559	S	6.000%, due 09/15/32-02/15/29	$11,715,142
94,591,368		6.000%, due 02/15/32-12/15/29	103,244,127
409,521		6.125%, due 02/15/39-04/15/39	446,492
3,573,363		6.200%, due 02/20/30-12/20/29	3,976,285
19,374,628	S, ^	6.243%, due 09/20/38	2,889,141
104,663	S	6.250%, due 03/15/28-04/15/28	116,361
589,967		6.250%, due 09/15/27-09/15/29	654,256
581,107		6.280%, due 01/20/26-05/20/26	640,329
456,674		6.490%, due 01/15/28	513,973
467,265	S	6.500%, due 09/20/34-03/15/28	519,678
35,703,124		6.500%, due 08/20/31-07/20/29	39,385,459
2,806,948		6.600%, due 10/20/26-07/20/28	3,160,912
4,250	S	6.750%, due 08/15/28	4,831
1,121,024		6.750%, due 04/20/37-11/15/28	1,248,627
2,112,553	S	7.000%, due 04/15/32-11/15/27	2,416,856
23,830,210		7.000%, due 05/15/31-07/15/29	26,803,326
6,321,444		7.200%, due 03/15/39	7,070,053
5,564,918	S, ^	7.243%, due 05/16/31	1,224,785
23,276		7.250%, due 01/15/29	26,477
3,372,010	S, ^	7.343%, due 10/16/29	646,076
4,032,991		7.350%, due 03/15/43	4,505,939
1,588,288	S	7.500%, due 10/15/38-08/20/27	1,763,915
695,175		7.500%, due 10/15/30-12/15/28	801,826
19,925	S	7.800%, due 05/15/19	22,618
414,343	S	8.000%, due 03/20/24-03/15/28	487,642
28,048	S	8.050%, due 07/15/19	31,711
270,849	S	8.743%, due 04/20/34	290,385
1,031,072	S	9.000%, due 01/15/31	1,118,553
49,949		9.000%, due 05/15/16-07/15/16	55,341
6,715		9.500%, due 11/15/21	7,746
200,889		31.466%, due 04/20/31	330,434

			723,867,968

Other U.S. Agency Obligations: 0.0%
5,668		Small Business Administration, 8.250%, due 11/01/11	5,777

			5,777

		Total U.S. Government Agency Obligations (Cost $849,683,478 )	882,174,809

U.S. TREASURY OBLIGATIONS: 0.7%
U.S. Treasury Notes: 0.7%
5,600,000	3.875%, due 08/15/40		5,789,874

	Total U.S. Treasury Obligations (Cost $5,857,286)		5,789,874

	Total Investments in Securities (Cost $855,540,764)*	105.9%	$887,964,683
	Other Assets and Liabilities - Net	(5.9)	(49,777,595)

	Net Assets	100.0%	$838,187,088

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

W	Settlement is on a when-issued or delayed-delivery basis.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
*	Cost for federal income tax purposes is

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$34,874,954
Gross Unrealized Depreciation	(2,451,035)

Net Unrealized Appreciation	$32,423,919

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED)

Principal Amount			Value

CORPORATE BONDS/NOTES: 96.1%
Consumer Discretionary: 27.0%
$555,000	#	Accuride Corp., 9.500%, due 08/01/18	$585,525
265,000		Affinia Group, Inc., 9.000%, due 11/30/14	274,275
255,000	#	Affinia Group, Inc., 10.750%, due 08/15/16	284,963
585,000		Allbritton Communications Co., 8.000%, due 05/15/18	589,388
935,000		AMC Entertainment, Inc., 11.000%, due 02/01/16	1,002,788
225,000	#	American Axle & Manufacturing Holdings, Inc., 9.250%, due 01/15/17	247,500
315,000		American Axle & Manufacturing, Inc., 5.250%, due 02/11/14	299,644
33,151	&, #	American Media Operations, Inc., 9.000%, due 05/01/13	33,814
7,957	&, #	American Media Operations, Inc., 14.000%, due 11/01/13	5,222
625,000		Ameristar Casinos, Inc., 9.250%, due 06/01/14	670,313
260,000		ArvinMeritor, Inc., 8.125%, due 09/15/15	264,550
305,000		ArvinMeritor, Inc., 10.625%, due 03/15/18	339,313
205,000		Beazer Homes USA, Inc., 9.125%, due 06/15/18	192,956
535,000		Bon-Ton Stores, Inc., 10.250%, due 03/15/14	529,650
455,000		Cablevision Systems Corp., 7.750%, due 04/15/18	483,438
450,000		Cablevision Systems Corp., 8.000%, due 04/15/20	486,563
775,000	#	CCO Holdings LLC/CCO Holdings Capital Corp., 7.250%, due 10/30/17	789,531
500,000	#	CCO Holdings LLC/CCO Holdings Capital Corp., 8.125%, due 04/30/20	532,500
420,000	#	Cedar Fair L.P./Canada’s Wonderland Co/Magnum Management Corp., 9.125%, due 08/01/18	443,100
805,000	#	Cequel Communications Holdings I, LLC and Cequel Capital Corp., 8.625%, due 11/15/17	853,300
485,000		Clear Channel Communications, Inc., 10.750%, due 08/01/16	380,725
525,000		Clear Channel Outdoor Holdings, Inc., 9.250%, due 12/15/17	562,313
265,000	#	Cooper-Standard Automotive, Inc., 8.500%, due 05/01/18	276,263
490,000		DISH DBS Corp., 7.875%, due 09/01/19	529,813
410,000		Goodyear Tire & Rubber Co., 10.500%, due 05/15/16	466,348

Principal Amount			Value

Consumer Discretionary: (continued)
$645,000		Gray Television, Inc., 10.500%, due 06/29/15	$647,419
270,000		Hanesbrands, Inc., 8.000%, due 12/15/16	286,538
1,090,000		Harrah’s Operating Co., Inc., 10.000%, due 12/15/18	876,088
1,055,000		Harrah’s Operating Co., Inc., 11.250%, due 06/01/17	1,160,500
258,000		JC Penney Corp., Inc., 6.375%, due 10/15/36	250,260
570,000		K Hovnanian Enterprises, Inc., 10.625%, due 10/15/16	573,563
123,000		KB Home, 6.375%, due 08/15/11	125,614
215,000		KB Home, 7.250%, due 06/15/18	202,638
440,000		Limited Brands, Inc., 8.500%, due 06/15/19	513,700
405,000		LIN Television Corp., 6.500%, due 05/15/13	407,025
490,000	#	LIN Television Corp., 8.375%, due 04/15/18	520,013
430,000		Macys Retail Holdings, Inc., 6.375%, due 03/15/37	427,850
105,000		Macys Retail Holdings, Inc., 6.650%, due 07/15/24	107,363
195,000	#	Marina District Finance Co., Inc., 9.500%, due 10/15/15	190,125
260,000	#	Marina District Finance Co., Inc., 9.875%, due 08/15/18	252,200
315,000		Marquee Holdings, Inc., 12.000%, due 08/15/14	259,875
850,000	#	McJunkin Red Man Corp., 9.500%, due 12/15/16	752,250
815,000		Media General, Inc., 11.750%, due 02/15/17	886,313
243,000		Mediacom Broadband, LLC, 8.500%, due 10/15/15	249,683
450,000		Mediacom LLC/Mediacom Capital Corp., 9.125%, due 08/15/19	468,000
315,000		MGM Resorts International, 7.625%, due 01/15/17	266,963
505,000	#	MGM Resorts International, 9.000%, due 03/15/20	534,038
380,000		MGM Resorts International, 10.375%, due 05/15/14	424,650
405,000		Michaels Stores, Inc., 0.000%, due 11/01/16	391,838
530,000		Michaels Stores, Inc., 11.375%, due 11/01/16	578,363
36,087	&	Neiman-Marcus Group, Inc., 9.000%, due 10/15/15	37,666
600,000		New Albertsons, Inc., 7.450%, due 08/01/29	489,000
375,000	#	Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875%, due 04/15/17	392,813
403,987	&, #	Nexstar Finance, Inc., 7.000%, due 01/15/14	390,857

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Value

Consumer Discretionary: (continued)
$685,000	+	Nielsen Finance LLC/Nielsen Finance Co., 0.000% (step rate 12.500%), due 08/01/16	$689,281
195,000		Nielsen Finance LLC/Nielsen Finance Co., 7.750%, due 10/15/18	193,571
235,000		Nielsen Finance LLC/Nielsen Finance Co., 10.000%, due 08/01/14	248,219
415,000		Pinnacle Entertainment, Inc., 8.750%, due 05/15/20	410,850
540,000	#	Rite Aid Corp., 6.875%, due 12/15/28	287,550
195,000	#	Scientific Games Corp., 8.125%, due 09/15/18	199,875
120,000		Seneca Gaming Corp., 7.250%, due 05/01/12	118,800
220,000		Service Corp. International, 6.750%, due 04/01/15	229,900
675,000		Sinclair Broadcast Group, Inc., 8.000%, due 03/15/12	677,700
455,000	#	Sinclair Television Group, Inc., 8.375%, due 10/15/18	460,688
385,000	#	Sinclair Television Group, Inc., 9.250%, due 11/01/17	414,838
895,000	#	Sirius XM Radio, Inc., 8.750%, due 04/01/15	955,413
200,000	#	Sitel LLC/Sitel Finance Corp., 11.500%, due 04/01/18	161,000
300,000		Sonic Automotive, Inc., 9.000%, due 03/15/18	312,750
630,000		Toys R Us Property Co. I LLC, 10.750%, due 07/15/17	715,050
430,000	#	Toys R Us Property Co., LLC, 8.500%, due 12/01/17	456,875
355,000		United Components, Inc., 9.375%, due 06/15/13	362,100
495,000		Universal City Development Partners Ltd./UCDP Finance, Inc., 8.875%, due 11/15/15	512,944
50,000		Universal City Development Partners Ltd./UCDP Finance, Inc., 10.875%, due 11/15/16	54,375
410,000	#	Visant Corp., 10.000%, due 10/01/17	429,475
190,000		WMG Holdings Corp., 9.500%, due 12/15/14	182,875
315,000	#	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.750%, due 08/15/20	333,900

			32,195,029

Consumer Staples: 6.8%
350,000		Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.750%, due 05/15/16	345,625
195,000		Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.625%, due 03/15/18	207,188

Principal Amount			Value

Consumer Staples: (continued)
$480,000		Central Garden and Pet Co., 8.250%, due 03/01/18	$492,600
245,000		Cenveo Corp., 8.875%, due 02/01/18	243,469
560,000	#	Cenveo Corp., 10.500%, due 08/15/16	575,400
315,000		Ceridian Corp., 11.250%, due 11/15/15	292,163
153,850	&	Ceridian Corp., 12.250%, due 11/15/15	146,542
265,000	#	Cott Beverages USA, Inc., 8.125%, due 09/01/18	281,894
435,000	#	Cott Beverages, Inc., 8.375%, due 11/15/17	462,188
574,000		Hertz Corp., 8.875%, due 01/01/14	591,938
650,000		JBS USA LLC/JBS USA Finance, Inc., 11.625%, due 05/01/14	754,000
295,000		Prestige Brands, Inc., 8.250%, due 04/01/18	306,800
470,000	#	RSC Equipment Rental, Inc., 10.000%, due 07/15/17	525,225
420,000		ServiceMaster Co, 7.450%, due 08/15/27	321,300
920,000	&, #	ServiceMaster Co, 10.750%, due 07/15/15	984,400
385,000	#	Spectrum Brands Holdings, Inc., 9.500%, due 06/15/18	413,394
485,000		Stater Brothers Holdings, 8.125%, due 06/15/12	488,031
675,000	#	Tops Markets, LLC, 10.125%, due 10/15/15	728,156

			8,160,313

Energy: 11.3%
675,000		Anadarko Petroleum Corp., 6.450%, due 09/15/36	677,934
200,000	#	ATP Oil & Gas Corp., 11.875%, due 05/01/15	173,500
475,000		Berry Petroleum Co., 10.250%, due 06/01/14	537,938
290,000	#	Brigham Exploration Co., 8.750%, due 10/01/18	300,150
735,000		Chaparral Energy, Inc., 8.875%, due 02/01/17	718,463
205,000	#	Chaparral Energy, Inc., 9.875%, due 10/01/20	209,100
200,000	#	Consol Energy, Inc., 8.000%, due 04/01/17	217,500
200,000	#	Consol Energy, Inc., 8.250%, due 04/01/20	219,500
625,000		El Paso Corp., 7.250%, due 06/01/18	676,761
480,000		Energy Transfer Equity L.P., 7.500%, due 10/15/20	507,600
380,000		Gibson Energy ULC/GEP Midstream Finance Corp., 11.750%, due 05/27/14	423,700
775,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 8.000%, due 02/15/20	800,188

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Value

Energy: (continued)
$280,000		International Coal Group, Inc., 9.125%, due 04/01/18	$299,600
275,000	#	Linn Energy LLC/Linn Energy Finance Corp., 7.750%, due 02/01/21	278,781
360,000	#	Linn Energy LLC/Linn Energy Finance Corp., 8.625%, due 04/15/20	383,400
555,000		Massey Energy Co., 6.875%, due 12/15/13	571,650
480,000		McMoRan Exploration Co., 11.875%, due 11/15/14	530,400
215,000	#	Murray Energy Corp., 10.250%, due 10/15/15	224,138
325,000	#	NFR Energy LLC/NFR Energy Finance Corp., 9.750%, due 02/15/17	326,625
725,000		OPTI Canada, Inc., 8.250%, due 12/15/14	554,625
35,000	#	OPTI Canada, Inc., 9.000%, due 12/15/12	35,613
115,000	#	OPTI Canada, Inc., 9.750%, due 08/15/13	117,300
245,000		Patriot Coal Corp., 8.250%, due 04/30/18	246,225
190,000		Penn Virginia Resource Partners L.P./Penn Virginia Resource Finance Corp., 8.250%, due 04/15/18	197,838
400,000	#	PetroHawk Energy Corp., 7.250%, due 08/15/18	410,000
535,000		Pioneer Natural Resources Co., 7.500%, due 01/15/20	591,388
730,000		Plains Exploration & Production Co., 7.625%, due 06/01/18	770,150
755,000	#	SandRidge Energy, Inc., 8.000%, due 06/01/18	739,900
230,000	#	SandRidge Energy, Inc., 8.750%, due 01/15/20	228,850
650,000		Stone Energy Corp., 8.625%, due 02/01/17	641,875
245,000		Swift Energy Co., 7.125%, due 06/01/17	243,775
600,000		Swift Energy Co., 8.875%, due 01/15/20	627,750

			13,482,217

Financials: 11.3%
224,000		Ally Financial, Inc., 6.750%, due 12/01/14	235,620
275,000	#	Ally Financial, Inc., 7.500%, due 09/15/20	294,250
1,435,000	#	Ally Financial, Inc., 8.000%, due 03/15/20	1,571,325
790,000		American General Finance Corp., 5.400%, due 12/01/15	639,900
300,000		American General Finance Corp., 5.850%, due 06/01/13	278,250
345,000		American General Finance Corp., 6.900%, due 12/15/17	289,800
750,000		Atlantic Broadband Finance, LLC, 9.375%, due 01/15/14	764,063

Principal Amount			Value

Financials: (continued)
$595,000		CIT Group, Inc., 7.000%, due 05/01/14	$596,488
1,130,000		CIT Group, Inc., 7.000%, due 05/01/15	1,127,175
210,000		CIT Group, Inc., 7.000%, due 05/01/16	207,900
865,000		CIT Group, Inc., 7.000%, due 05/01/17	850,944
760,000		Felcor Lodging L.P., 10.000%, due 10/01/14	829,350
600,000		Ford Motor Credit Co., LLC, 6.625%, due 08/15/17	640,145
945,000		Ford Motor Credit Co., LLC, 8.125%, due 01/15/20	1,087,684
690,000		Ford Motor Credit Co., LLC, 8.700%, due 10/01/14	774,751
320,000		International Lease Finance Corp., 5.400%, due 02/15/12	323,200
325,000		International Lease Finance Corp., 5.625%, due 09/20/13	320,531
325,000		International Lease Finance Corp., 5.650%, due 06/01/14	316,875
325,000		International Lease Finance Corp., 6.375%, due 03/25/13	328,250
298,000	#	International Lease Finance Corp., 8.625%, due 09/15/15	319,605
465,000	#	LBI Escrow Corp., 8.000%, due 11/01/17	509,175
455,000	#	Pinafore LLC/Pinafore, Inc., 9.000%, due 10/01/18	480,025
355,000	#	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 8.250%, due 09/01/17	360,325
305,000	#	SSI Investments II/SSI Co-Issuer LLC, 11.125%, due 06/01/18	336,263

			13,481,894

Health Care: 8.2%
295,000		Apria Healthcare Group, Inc., 12.375%, due 11/01/14	329,663
525,000	&	Biomet, Inc., 10.375%, due 10/15/17	585,375
493,000		Biomet, Inc., 11.625%, due 10/15/17	551,544
450,000	#	Gentiva Health Services, Inc., 11.500%, due 09/01/18	482,625
860,000		HCA, Inc., 7.250%, due 09/15/20	924,500
905,000		HCA, Inc., 7.875%, due 02/15/20	994,369
185,000		Healthsouth Corp., 7.250%, due 10/01/18	189,163
440,000		Healthsouth Corp., 8.125%, due 02/15/20	459,800
405,000	#	Mylan, Inc./PA, 7.875%, due 07/15/20	435,881
570,000		Omnicare, Inc., 7.750%, due 06/01/20	585,675
320,000	#	Radnet Management, Inc., 10.375%, due 04/01/18	294,400
325,000		Select Medical Corp., 6.237%, due 09/15/15	288,438

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Value

Health Care: (continued)
$315,000		Select Medical Corp., 7.625%, due 02/01/15	$309,094
670,000	#	Tenet Healthcare Corp., 8.000%, due 08/01/20	670,000
200,000	#	UHS Escrow Corp., 7.000%, due 10/01/18	207,500
220,000		United Surgical Partners International, Inc., 8.875%, due 05/01/17	226,050
300,000	&	United Surgical Partners International, Inc., 9.250%, due 05/01/17	310,500
225,000		US Oncology, Inc., 9.125%, due 08/15/17	239,625
775,000		US Oncology, Inc., 10.750%, due 08/15/14	809,875
75,000	#	Valeant Pharmaceuticals International, 6.750%, due 10/01/17	76,688
245,000	#	Valeant Pharmaceuticals International, 7.000%, due 10/01/20	251,125
495,000		Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.000%, due 02/01/18	504,900

			9,726,790

Industrials: 6.9%
455,000	#	Amsted Industries, Inc., 8.125%, due 03/15/18	476,044
310,000	#	Bombardier, Inc., 7.500%, due 03/15/18	334,800
310,000	#	Bombardier, Inc., 7.750%, due 03/15/20	336,350
185,000		Case New Holland, Inc., 7.750%, due 09/01/13	201,881
160,000	#	Case New Holland, Inc., 7.875%, due 12/01/17	174,600
280,000		Coleman Cable, Inc., 9.000%, due 02/15/18	287,700
1,290,000	Z	Goodman Global Group, Inc., 10.700%, due 12/15/14	832,050
505,000		Harland Clarke Holdings Corp., 9.500%, due 05/15/15	481,013
535,000		KAR Holdings, Inc., 8.750%, due 05/01/14	559,744
130,000		Koppers, Inc., 7.875%, due 12/01/19	136,175
585,000	#	Martin Midstream Partners L.P./Martin Midstream Finance Corp., 8.875%, due 04/01/18	590,850
675,000		Mueller Water Products, 7.375%, due 06/01/17	599,063
500,000	#	NXP BV/NXP Funding, LLC, 9.750%, due 08/01/18	535,000
400,000		Ply Gem Industries, Inc., 11.750%, due 06/15/13	430,000
195,000	#	Severstal Columbus LLC, 10.250%, due 02/15/18	205,725
310,000	#	SPX Corp., 6.875%, due 09/01/17	330,150

Principal Amount			Value

Industrials: (continued)
$270,000	#	Stoneridge, Inc., 9.500%, due 10/15/17	$278,100
260,000		United Rentals North America, Inc., 7.750%, due 11/15/13	263,250
540,000		United Rentals North America, Inc., 9.250%, due 12/15/19	587,250
615,000		WCA Waste Corp., 9.250%, due 06/15/14	639,600

			8,279,345

Information Technology: 4.5%
245,000	#	Advanced Micro Devices, Inc., 7.750%, due 08/01/20	254,188
245,000	#	Aspect Software, Inc., 10.625%, due 05/15/17	255,719
75,000		Brocade Communications Systems, Inc., 6.875%, due 01/15/20	79,125
305,000		First Data Corp., 9.875%, due 09/24/15	250,863
315,859	&	First Data Corp., 10.550%, due 09/24/15	257,030
405,000		First Data Corp., 11.250%, due 03/31/16	293,625
585,000	#	Freescale Semiconductor, Inc., 10.750%, due 08/01/20	589,388
432,000	#	Insight.com, 9.375%, due 07/15/18	461,160
320,000		Iron Mountain, Inc., 8.000%, due 06/15/20	339,600
405,000		Jabil Circuit, Inc., 7.750%, due 07/15/16	446,006
95,000	#	JDA Software Group, Inc., 8.000%, due 12/15/14	101,175
400,000	#	Kemet Corp., 10.500%, due 05/01/18	420,500
390,000		Seagate Technology, Inc., 6.800%, due 10/01/16	399,750
134,000		Sensata Technologies BV, 8.000%, due 05/01/14	139,360
649,000		SunGard Data Systems, Inc., 9.125%, due 08/15/13	666,036
396,000		SunGard Data Systems, Inc., 10.250%, due 08/15/15	418,770

			5,372,295

Materials: 6.6%
380,000	#	ABI Escrow Corp., 10.250%, due 10/15/18	388,550
325,000		Berry Plastics Corp., 8.250%, due 11/15/15	336,375
270,000		Berry Plastics Corp., 8.875%, due 09/15/14	262,575
75,000		CF Industries, Inc., 6.875%, due 05/01/18	80,906
75,000		CF Industries, Inc., 7.125%, due 05/01/20	82,219
220,000	#	Chemtura Corp., 7.875%, due 09/01/18	230,450
41,000		Domtar Corp., 7.875%, due 10/15/11	43,460

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Value

Materials: (continued)
$145,000		Ferro Corp., 7.875%, due 08/15/18	$151,163
270,000		Georgia-Pacific Corp., 7.750%, due 11/15/29	284,850
280,000		Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, due 02/01/18	275,800
500,000		Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.750%, due 11/15/14	522,500
441,000		Huntsman International, LLC, 7.375%, due 01/01/15	449,820
205,000		Huntsman International, LLC, 8.625%, due 03/15/20	213,200
195,000	#	Huntsman International, LLC, 8.625%, due 03/15/21	202,800
51,372	&	Momentive Performance Materials, Inc., 10.125%, due 12/01/14	52,399
451,000		Momentive Performance Materials, Inc., 12.500%, due 06/15/14	511,885
460,377		Nortek, Inc., 11.000%, due 12/01/13	491,452
490,000		Nova Chemicals Corp., 8.375%, due 11/01/16	518,175
310,000		Nova Chemicals Corp., 8.625%, due 11/01/19	330,538
290,000	#	Plastipak Holdings, Inc., 10.625%, due 08/15/19	323,350
275,000		PolyOne Corp., 7.375%, due 09/15/20	284,281
325,000		Solo Cup Co., 8.500%, due 02/15/14	281,125
500,000		Solo Cup Co./Solo Cup Operating Corp., 10.500%, due 11/01/13	520,000
350,000		Solutia, Inc., 8.750%, due 11/01/17	384,125
295,000	#	Steel Dynamics, Inc., 7.625%, due 03/15/20	307,538
230,000		Verso Paper Holdings LLC/Verso Paper, Inc., 11.500%, due 07/01/14	253,000
75,000	#	Vertellus Specialties, Inc., 9.375%, due 10/01/15	78,000

			7,860,536

Telecommunication Services: 8.8%
690,000		Cincinnati Bell, Inc., 7.000%, due 02/15/15	693,450
590,000		Cincinnati Bell, Inc., 8.750%, due 03/15/18	578,200
270,000	#	Clearwire Communications, LLC/Clearwire Finance, Inc., 12.000%, due 12/01/15	292,275
510,000		Cricket Communications, Inc., 7.750%, due 05/15/16	543,788
680,000		Frontier Communications Co., 9.000%, due 08/15/31	728,450
200,000		Frontier Communications Corp., 8.250%, due 04/15/17	219,750

Principal Amount			Value

Telecommunication Services: (continued)
$510,000		Frontier Communications Corp., 8.500%, due 04/15/20	$565,463
210,000		Intelsat Intermediate Holding Co., Ltd., 9.500%, due 02/01/15	218,400
45,000	#	Intelsat Jackson Holdings Ltd., 8.500%, due 11/01/19	49,050
495,000		Intelsat Ltd., 6.500%, due 11/01/13	493,144
105,000		Intelsat Ltd., 7.625%, due 04/15/12	109,200
345,000		Intelsat Luxembourg S.A., 11.250%, due 02/04/17	371,306
1,265,879	&	Intelsat Luxembourg S.A., 11.500%, due 02/04/17	1,378,226
18,024	&	iPCS, Inc., 3.716%, due 05/01/14	17,258
480,000		MetroPCS Wireless, Inc., 7.875%, due 09/01/18	496,800
650,000		Nextel Communications, Inc., 5.950%, due 03/15/14	650,000
615,000		Nextel Communications, Inc., 7.375%, due 08/01/15	621,150
385,000		Qwest Communications International, Inc., 7.500%, due 02/15/14	394,625
420,000		Sprint Capital Corp., 6.875%, due 11/15/28	386,400
420,000		Sprint Capital Corp., 8.750%, due 03/15/32	443,100
295,000	#	West Corp., 8.625%, due 10/01/18	295,000
255,000		West Corp., 9.500%, due 10/15/14	268,069
330,000		West Corp., 11.000%, due 10/15/16	352,275
370,000		Windstream Corp., 7.000%, due 03/15/19	364,450

			10,529,829

Utilities: 4.7%
360,000		AES Corp., 8.000%, due 10/15/17	390,600
83,000	#	AES Corp., 8.750%, due 05/15/13	84,453
290,000	#	Calpine Corp., 7.875%, due 07/31/20	299,425
450,000		Edison Mission Energy, 7.000%, due 05/15/17	327,375
120,000		Edison Mission Energy, 7.625%, due 05/15/27	81,300
1,015,000	#	Energy Future Holdings Corp., 10.000%, due 01/15/20	1,012,726
865,000	#	Foresight Energy LLC/Foresight Energy Corp., 9.625%, due 08/15/17	895,275
689,266		Homer City Funding, LLC, 8.734%, due 10/01/26	630,678
308,913		Midwest Generation, LLC, 8.560%, due 01/02/16	305,437
475,000		Mirant Americas Generation, LLC, 9.125%, due 05/01/31	452,438

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Value

Utilities: (continued)
$1,140,000		NRG Energy, Inc., 7.375%, due 02/01/16	$1,175,625

			5,655,332

		Total Corporate Bonds/Notes (Cost $107,590,193)	114,743,580

Shares			Value

COMMON STOCK: 0.0%
Consumer Discretionary: 0.0%
5,810	@, I, X	American Media Stock Certificates	6

			6

Materials: 0.0%
760		Nortek, Inc.	30,495

			30,495

Telecommunication Services: 0.0%
264	@	Completel Europe NV	9,994

			9,994

		Total Common Stock (Cost $155,299)	40,495

		Total Long-Term Investments (Cost $107,745,492)	114,784,075

SHORT-TERM INVESTMENTS: 3.3%
Affiliated Mutual Fund: 3.3%
3,908,000		ING Institutional Prime Money Market Fund - Class I	$3,908,000

Total Short-Term Investments (Cost $3,908,000)		3,908,000

Total Investments in Securities (Cost $111,653,492)*	99.4%	$118,692,075
Other Assets and Liabilities - Net	0.6	656,976

Net Assets	100.0%	$119,349,051

@	Non-income producing security
&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
I	Illiquid security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$7,898,354
Gross Unrealized Depreciation	(859,771)

Net Unrealized Appreciation	$7,038,583

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED)

Principal Amount			Value

CORPORATE BONDS/NOTES: 36.3%
Consumer Discretionary: 5.5%
$2,065,000	S	AMC Entertainment, Inc., 8.750%, due 06/01/19	$2,186,319
1,420,000		Cablevision Systems Corp., 8.625%, due 09/15/17	1,569,100
769,000	S	Comcast Corp., 5.900%, due 03/15/16	889,349
97,000	S	Comcast Corp., 6.300%, due 11/15/17	114,619
2,512,000	S	Comcast Corp., 6.500%, due 01/15/17	2,992,209
456,000	#, S	COX Communications, Inc., 6.250%, due 06/01/18	526,540
614,000	#, S	COX Communications, Inc., 6.950%, due 06/01/38	719,650
1,255,000	#	Cox Enterprises, Inc., 7.375%, due 07/15/27	1,476,241
1,966,000	S	DirecTV Holdings, LLC, 5.200%, due 03/15/20	2,131,968
131,000		DirecTV Holdings, LLC, 6.000%, due 08/15/40	135,770
1,080,000	S	DISH DBS Corp., 7.125%, due 02/01/16	1,140,749
1,415,000	S	Hanesbrands, Inc., 8.000%, due 12/15/16	1,501,669
2,975,000	#	Hyatt Hotels Corp., 6.875%, due 08/15/19	3,314,915
1,885,000	S	Limited Brands, Inc., 8.500%, due 06/15/19	2,200,738
1,475,000	#	NBC Universal, Inc., 2.875%, due 04/01/16	1,477,158
517,000	#	NBC Universal, Inc., 3.650%, due 04/30/15	546,297
738,000	#	NBC Universal, Inc., 4.375%, due 04/01/21	748,555
1,419,000	#	NBC Universal, Inc., 5.150%, due 04/30/20	1,535,331
770,000	#	NBC Universal, Inc., 5.950%, due 04/01/41	794,852
498,000	#	NBC Universal, Inc., 6.400%, due 04/30/40	544,114
1,509,000	S	News America, Inc., 6.150%, due 03/01/37	1,630,299
848,000	S	News America, Inc., 6.650%, due 11/15/37	978,729
2,040,000	S	Pinnacle Entertainment, Inc., 8.625%, due 08/01/17	2,175,150
805,000	#	QVC, Inc., 7.500%, due 10/01/19	845,250
535,000	S	Service Corp. International, 7.000%, due 06/15/17	568,438
227,000	S	Time Warner Cable, Inc., 3.500%, due 02/01/15	238,505
789,000	S	Time Warner Cable, Inc., 8.750%, due 02/14/19	1,043,591
648,000	S	Time Warner Entertainment Co. LP, 8.375%, due 07/15/33	842,245
3,579,000	S	Time Warner, Inc., 7.700%, due 05/01/32	4,485,403
863,000	S	Toll Brothers Finance Corp., 6.750%, due 11/01/19	894,597

Principal Amount			Value

Consumer Discretionary: (continued)
$2,025,000		Toys R Us Property Co. I LLC, 10.750%, due 07/15/17	$2,298,375
1,101,000	S	Viacom, Inc., 4.250%, due 09/15/15	1,183,600
1,405,000		Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.875%, due 11/01/17	1,513,888

			45,244,213

Consumer Staples: 2.1%
2,496,000	S	Altria Group, Inc., 9.700%, due 11/10/18	3,383,677
576,000	#	Anheuser-Busch InBev Worldwide, Inc., 5.375%, due 11/15/14	647,133
736,000	S	CVS Caremark Corp., 6.125%, due 09/15/39	815,386
419,000	S	CVS Caremark Corp., 6.600%, due 03/15/19	509,310
1,732,000	#	JBS Finance II Ltd., 8.250%, due 01/29/18	1,794,785
922,000	S	Kraft Foods, Inc., 6.125%, due 08/23/18	1,091,299
732,000	S	Kraft Foods, Inc., 6.500%, due 08/11/17	878,226
1,754,000	S	Lorillard Tobacco Co., 6.875%, due 05/01/20	1,858,505
2,020,000	&, #	ServiceMaster Co, 10.750%, due 07/15/15	2,161,400
1,550,000	#	Smithfield Foods, Inc., 10.000%, due 07/15/14	1,790,250
315,000	S	TreeHouse Foods, Inc., 7.750%, due 03/01/18	339,413
1,840,000	S	Tyson Foods, Inc., 7.350%, due 04/01/16	2,044,700

			17,314,084

Energy: 4.1%
1,185,000	S	Anadarko Petroleum Corp., 6.375%, due 09/15/17	1,307,666
1,575,000		Arch Coal, Inc., 8.750%, due 08/01/16	1,744,313
2,033,000		Baker Hughes, Inc., 5.125%, due 09/15/40	2,125,585
300,000	#	Consol Energy, Inc., 8.000%, due 04/01/17	326,250
300,000	#	Consol Energy, Inc., 8.250%, due 04/01/20	329,250
1,523,000	S	Enbridge Energy Partners, 9.875%, due 03/01/19	2,080,021
1,244,000	S	Energy Transfer Partners, 9.700%, due 03/15/19	1,652,900
774,000	S	Enterprise Products Operating LLC, 5.200%, due 09/01/20	839,757
1,194,000		Enterprise Products Operating LLC, 6.450%, due 09/01/40	1,331,967
1,800,000	±, I, X	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	—
2,200,000	±, I, X	Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	—

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Value

Energy: (continued)
$2,022,000	S	Hess Corp., 5.600%, due 02/15/41	$2,117,608
1,280,000		Kazatomprom, 6.250%, due 05/20/15	1,388,800
993,000	#	KazMunaiGaz Finance Sub BV, 7.000%, due 05/05/20	1,099,748
2,045,000	S	Newfield Exploration Co., 6.875%, due 02/01/20	2,183,038
906,000	S	Northwest Pipeline Corp., 7.000%, due 06/15/16	1,095,302
277,964	±, I, X	PEA Lima, LLC, 0.000%, due 03/20/14	—
1,769,000	#, S	Petroleos Mexicanos, 6.625%, due 06/15/35	1,941,354
1,350,000	S	Pioneer Natural Resources Co., 7.500%, due 01/15/20	1,492,287
1,717,000	S	Plains All American Pipeline LP, 5.750%, due 01/15/20	1,899,464
1,920,000	S	Plains Exploration & Production Co., 8.625%, due 10/15/19	2,107,200
444,000		Pride International, Inc., 6.875%, due 08/15/20	485,625
1,387,000		Pride International, Inc., 7.875%, due 08/15/40	1,537,836
245,052		Tengizchevroil Finance Co. S.A.RL, 6.124%, due 11/15/14	259,143
727,000	S	Total Capital S.A., 3.000%, due 06/24/15	763,528
1,262,000	S	Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	1,476,811
959,000		Weatherford International Ltd. Bermuda, 5.125%, due 09/15/20	982,269
969,000		Weatherford International Ltd. Bermuda, 6.750%, due 09/15/40	1,013,282
587,000	S	Williams Partners L.P., 5.250%, due 03/15/20	639,312

			34,220,316

Financials: 12.3%
3,513,600		Aegon NV, 3.228%, due 12/31/49	2,272,860
816,000		Agile Property Holdings Ltd., 8.875%, due 04/28/17	844,560
1,448,000		American Express Credit Corp., 2.750%, due 09/15/15	1,458,757
1,203,000	S	American International Group, Inc., 5.850%, due 01/16/18	1,251,120
784,000	S	AvalonBay Communities, Inc., 5.700%, due 03/15/17	883,382
1,599,000	#, L	Banco Bradesco S.A./Cayman Islands, 5.900%, due 01/16/21	1,630,980

Principal Amount			Value

Financials: (continued)
$624,000	#	Banco de Credito del Peru, 5.375%, due 09/16/20	$633,360
1,314,000	S	Bank of America Corp., 8.000%, due 12/29/49	1,357,311
2,317,000	#, S	Barclays Bank PLC, 6.050%, due 12/04/17	2,516,424
1,458,000	S	Capital One Bank USA NA, 8.800%, due 07/15/19	1,866,428
1,724,000	S	Capital One Capital V, 10.250%, due 08/15/39	1,877,005
6,178,000		Citi Credit, 5.375%, due 04/11/11	8,553,036
2,045,000	S	Citigroup, Inc., 5.375%, due 08/09/20	2,119,861
884,000	S	Citigroup, Inc., 6.010%, due 01/15/15	972,791
1,468,000	S	Citigroup, Inc., 8.500%, due 05/22/19	1,817,851
1,277,000	#, S	Corestates Capital Trust I, 8.000%, due 12/15/26	1,317,514
905,000		Country Garden Holdings Co., 11.250%, due 04/22/17	963,825
2,604,000	S	Credit Suisse/Guernsey, 5.860%, due 12/31/49	2,488,448
2,013,000	S	Discover Bank/Greenwood DE, 8.700%, due 11/18/19	2,379,118
2,174,000	#	Fibria Overseas Finance Ltd, 7.500%, due 05/04/20	2,318,028
2,970,000	S	Fifth Third Bancorp., 8.250%, due 03/01/38	3,541,764
1,942,000		First Tennessee Bank NA, 5.650%, due 04/01/16	1,940,081
1,945,000	S	Ford Motor Credit Co., LLC, 8.125%, due 01/15/20	2,238,672
799,000	S	General Electric Capital Corp., 5.875%, due 01/14/38	814,251
1,425,000	S	General Electric Capital Corp., 6.000%, due 08/07/19	1,606,183
1,253,000	S	Genworth Financial, Inc., 6.515%, due 05/22/18	1,279,596
739,000	S	Genworth Financial, Inc., 7.700%, due 06/15/20	783,792
845,000	S	Goldman Sachs Group, Inc., 3.700%, due 08/01/15	865,480
2,754,000	S	Goldman Sachs Group, Inc., 5.375%, due 03/15/20	2,908,136
2,116,000	S	Goldman Sachs Group, Inc., 6.250%, due 09/01/17	2,374,965
710,000	S	Hartford Financial Services Group, Inc., 5.500%, due 03/30/20	723,409
1,326,000	S	Hartford Financial Services Group, Inc., 6.000%, due 01/15/19	1,399,064
1,592,000		HSBC Bank USA NA, 4.875%, due 08/24/20	1,663,715
3,071,000		HSBC USA, Inc., 5.000%, due 09/27/20	3,074,630
964,000	#	Iberdrola Finance Ireland Ltd., 3.800%, due 09/11/14	991,241
3,365,000	#	Iberdrola Finance Ireland Ltd., 5.000%, due 09/11/19	3,366,800

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Value

Financials: (continued)
$870,000		International Lease Finance Corp., 5.650%, due 06/01/14	$848,250
908,000	S	International Lease Finance Corp., 6.625%, due 11/15/13	914,810
1,037,000	#	International Lease Finance Corp., 7.125%, due 09/01/18	1,122,553
1,062,000		J.P. Morgan Chase Bank NA, 5.875%, due 06/13/16	1,204,323
410,000	#	LBI Escrow Corp., 8.000%, due 11/01/17	448,950
732,000	S	Lincoln National Corp., 8.750%, due 07/01/19	943,138
1,341,000	S	Merrill Lynch & Co., Inc., 6.050%, due 05/16/16	1,429,049
1,500,000	S	Morgan Stanley, 4.100%, due 01/26/15	1,551,216
1,513,000	S	Morgan Stanley, 7.300%, due 05/13/19	1,743,070
2,425,000	S	National City Preferred Capital Trust I, 12.000%, due 12/29/49	2,701,625
19	I	Nordea Kredit Realkreditaktieselskab, 6.000%, due 07/01/29	4
1,729,000	#	Pacific Life Insurance Co., 9.250%, due 06/15/39	2,210,613
134,016	#, S	Power Receivable Finance, LLC, 6.290%, due 01/01/12	134,059
808,000	S	ProLogis, 6.875%, due 03/15/20	795,714
920,000	S	ProLogis, 7.375%, due 10/30/19	929,964
3,121,000	S	Protective Life Corp., 8.450%, due 10/15/39	3,431,374
1,660,000	#	Rabobank, 11.000%, due 12/29/49	2,164,389
805,000	#	Reynolds Group DL Escrow, Inc./Reynolds Group Escrow LLC, 7.750%, due 10/15/16	823,113
880,000	S	SLM Corp., 5.375%, due 05/15/14	856,988
1,110,000	S	SLM Corp., 8.000%, due 03/25/20	1,103,287
1,583,000	±, S, I, X	Twin Reefs Pass-through Trust, 0.000%, due 12/10/49	—
1,176,000	#	Voto-Votorantim Ltd, 6.750%, due 04/05/21	1,246,560
1,035,000		VTB Capital S.A., 6.250%, due 06/30/35	1,064,756
2,207,000	S	Wachovia Bank NA, 6.600%, due 01/15/38	2,513,201

Principal Amount			Value

Financials: (continued)
$1,490,000	S	Wells Fargo Capital XIII, 7.700%, due 12/29/49	$1,553,325
881,000	#	Xstrata Finance Canada Ltd, 5.500%, due 11/16/11	923,373

			101,752,142

Health Care: 0.6%
1,395,000	S	HCA, Inc., 7.250%, due 09/15/20	1,499,625
585,000		HCA, Inc., 7.875%, due 02/15/20	642,769
1,054,000	S	US Oncology, Inc., 9.125%, due 08/15/17	1,122,510
1,787,000	S	WellPoint, Inc., 4.350%, due 08/15/20	1,855,937

			5,120,841

Industrials: 1.2%
900,000	#	Bombardier, Inc., 7.500%, due 03/15/18	972,000
900,000	#	Bombardier, Inc., 7.750%, due 03/15/20	976,500
1,250,000	S	Case New Holland, Inc., 7.750%, due 09/01/13	1,364,063
2,321,000	S	General Electric Co., 5.250%, due 12/06/17	2,616,236
754,000	#	Kazatomprom, 6.250%, due 05/20/15	818,090
696,000	S	RR Donnelley & Sons Co., 7.625%, due 06/15/20	727,397
1,864,000	S	RR Donnelley & Sons Co., 8.600%, due 08/15/16	2,172,019

			9,646,305

Information Technology: 1.5%
150,000	S, L	Brocade Communications Systems, Inc., 6.625%, due 01/15/18	156,750
1,730,000	S	Brocade Communications Systems, Inc., 6.875%, due 01/15/20	1,825,150
1,980,000	S	Crown Castle International Corp., 7.125%, due 11/01/19	2,118,600
595,000	#	Expedia, Inc., 5.950%, due 08/15/20	604,669
1,365,000	S	Jabil Circuit, Inc., 7.750%, due 07/15/16	1,503,206
1,863,000	#	Oracle Corp., 5.375%, due 07/15/40	2,011,492
1,935,000	S	Seagate Technology, Inc., 6.800%, due 10/01/16	1,983,375
789,000		Symantec Corp., 4.200%, due 09/15/20	793,772
657,000	S	Xerox Corp., 4.250%, due 02/15/15	706,123
307,000	S	Xerox Corp., 5.625%, due 12/15/19	344,242

			12,047,379

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Value

Materials: 3.3%
$1,706,000	S	Alcoa, Inc., 6.150%, due 08/15/20	$1,757,248
185,000	S	ArcelorMittal, 5.250%, due 08/05/20	186,798
1,878,000	S	ArcelorMittal, 7.000%, due 10/15/39	1,924,526
2,481,000	S	ArcelorMittal, 9.850%, due 06/01/19	3,193,781
795,000		Celulosa Arauco y Constitucion S.A., 7.250%, due 07/29/19	945,768
702,000	#	Chevron Phillips Chemical Co. LLC, 7.000%, due 06/15/14	812,525
1,109,000	#	Chevron Phillips Chemical Co. LLC, 8.250%, due 06/15/19	1,405,856
1,054,000		Domtar Corp., 10.750%, due 06/01/17	1,317,500
1,510,000	S	Dow Chemical Co., 7.600%, due 05/15/14	1,765,164
1,191,000	#	Gerdau Trade, Inc., 5.750%, due 01/30/21	1,212,882
1,865,000		Gold Fields Ltd., 4.875%, due 10/07/20	1,851,889
1,085,000	#	Inversiones CMPC S.A., 6.125%, due 11/05/19	1,191,569
1,730,000	S	Nova Chemicals Corp., 8.375%, due 11/01/16	1,829,475
350,000	S	Nova Chemicals Corp., 8.625%, due 11/01/19	373,188
1,114,000	S	Rio Tinto Finance USA Ltd., 8.950%, due 05/01/14	1,376,483
1,240,000	S	Steel Dynamics, Inc., 7.750%, due 04/15/16	1,295,800
406,000		Teck Resources Ltd., 6.000%, due 08/15/40	427,382
1,950,000	S	Teck Resources Ltd., 10.250%, due 05/15/16	2,371,861
983,000		Vale Overseas Ltd., 4.625%, due 09/15/20	1,020,196
506,000		Vale Overseas Ltd., 6.875%, due 11/10/39	582,386

			26,842,277

Telecommunication Services: 2.3%
499,000	S	American Tower Corp., 5.050%, due 09/01/20	512,067
3,510,000	S	AT&T, Inc., 2.500%, due 08/15/15	3,580,718
1,576,000	S	AT&T, Inc., 6.550%, due 02/15/39	1,839,225
394,000	S	CenturyTel, Inc., 7.600%, due 09/15/39	386,612
500,000		Frontier Communications Corp., 7.875%, due 04/15/15	542,500
730,000	S	Frontier Communications Corp., 8.125%, due 10/01/18	801,175
1,949,000	#	Intelsat Subsidiary Holding Co., Ltd., 8.875%, due 01/15/15	2,017,215
980,000	S	Nextel Communications, Inc., 5.950%, due 03/15/14	980,000

Principal Amount			Value

Telecommunication Services: (continued)
$1,015,000	#	Qwest Communications International, Inc., 7.125%, due 04/01/18	$1,070,825
1,054,000	S	Qwest Communications International, Inc., 7.500%, due 02/15/14	1,080,350
481,000		Qwest Corp., 6.500%, due 06/01/17	527,898
580,000	S	Sprint Nextel Corp., 6.000%, due 12/01/16	575,650
2,223,000		Telecom Italia Capital S.A., 5.250%, due 11/15/13	2,390,105
726,000	S	Verizon Communications, Inc., 8.950%, due 03/01/39	1,067,971
378,000		VIP FIN (Vimpelcom), 9.125%, due 04/30/18	435,645
1,270,000	#, L	Windstream Corp., 8.125%, due 09/01/18	1,320,800

			19,128,756

Utilities: 3.4%
1,700,000	S	AES Corp., 8.000%, due 10/15/17	1,844,500
1,467,000	#	Allegheny Energy Supply Co. LLC, 5.750%, due 10/15/19	1,520,029
1,191,000	S	Ameren Corp., 8.875%, due 05/15/14	1,380,781
309,000	L	Ameren Energy Generating Co., 6.300%, due 04/01/20	305,917
1,043,000	S	CMS Energy Corp., 6.250%, due 02/01/20	1,103,253
1,249,000	#	Duquesne Light Holdings, Inc., 6.400%, due 09/15/20	1,272,659
1,189,000	#	EDP Finance BV, 4.900%, due 10/01/19	1,138,765
991,000	#	EDP Finance BV, 6.000%, due 02/02/18	1,020,936
1,660,000	#	Enel Finance International S.A., 6.000%, due 10/07/39	1,722,298
995,000	#	Enel Finance International S.A., 6.250%, due 09/15/17	1,130,066
1,130,000		Entergy Corp., 5.125%, due 09/15/20	1,128,482
782,000	S	Entergy Texas, Inc., 7.125%, due 02/01/19	957,084
2,126,000		Exelon Generation Co. LLC, 4.000%, due 10/01/20	2,132,601
696,000	S	FirstEnergy Solutions Corp., 4.800%, due 02/15/15	748,838
1,180,000	S	Indiana Michigan Power, 7.000%, due 03/15/19	1,451,317
812,000	S	Jersey Central Power and Light, 7.350%, due 02/01/19	1,009,919
289,515	#, S	Juniper Generation, LLC, 6.790%, due 12/31/14	273,559
618,000	S	Metropolitan Edison, 7.700%, due 01/15/19	775,647
709,000	S	Nevada Power Co., 7.125%, due 03/15/19	881,274
645,000	S	Nisource Finance Corp., 6.125%, due 03/01/22	731,813

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Value

Utilities: (continued)
$1,318,000	S	Oncor Electric Delivery Co., 7.500%, due 09/01/38	$1,723,157
2,275,000	S	Sempra Energy, 6.500%, due 06/01/16	2,725,243
1,169,000	S	Southwestern Electric Power, 5.550%, due 01/15/17	1,282,780

			28,260,918

		Total Corporate Bonds/Notes (Cost $275,181,791)	299,577,231

U.S. GOVERNMENT AGENCY OBLIGATIONS: 19.4%
Federal Home Loan Mortgage Corporation##: 8.9%
196,685	S	0.607%, due 02/15/32	197,151
1,481,474	S	3.357%, due 03/15/38	1,493,038
5,841,000	W	4.500%, due 10/15/35	6,075,551
3,311,702	S, ^	4.888%, due 03/15/33	3,621,416
400,007	S	4.934%, due 04/01/35	425,033
3,152,488	S, ^	5.000%, due 05/15/17-01/15/29	155,128
12,602,563	S	5.000%, due 09/15/31-12/15/17	13,278,306
248,992		5.000%, due 08/15/16	271,057
30,770,762	S	5.500%, due 07/15/32-11/15/22	32,678,629
1,295,280		5.500%, due 08/15/36	1,435,908
159,644		5.667%, due 05/01/37	171,232
1,153,694	S, ^	6.000%, due 04/15/33	206,518
4,039,680	S	6.000%, due 07/15/32-01/15/29	4,392,919
13,285		6.000%, due 04/01/14	14,336
14,476,048	S, ^	6.143%, due 10/15/37	1,914,942
4,441,887	S, ^	6.493%, due 05/15/35	668,133
4,500,000	W	6.500%, due 11/15/34	4,891,644
33,337	S	6.500%, due 01/01/24	36,621
47,547		6.500%, due 12/01/31-11/01/28	52,801
52,350	S	7.000%, due 11/01/31-03/01/32	59,368
5,400	S	7.500%, due 11/01/28	6,148
1,029,000	W	0.000%, due 10/15/33	1,103,281

			73,149,160

Federal National Mortgage Association##: 9.0%
307,026	S	0.657%, due 04/18/28	308,438
224,925	S	0.797%, due 10/25/33	225,957
203,600	S	0.806%, due 01/25/32	203,647
7,992,000	W	4.000%, due 07/25/39	8,216,775
2,143,844	S, ^	4.000%, due 11/01/18	179,783
19,626,000	W	4.500%, due 10/15/35-10/15/18	20,462,724
3,758,695		4.500%, due 09/01/40	3,919,655
843,062	S	4.986%, due 07/01/35	898,820
11,749,023	S	5.000%, due 05/25/32-02/25/29	12,428,741
122,292		5.000%, due 07/01/23	129,770
4,659,020	S	5.500%, due 05/25/30-02/01/18	5,004,454
2,581,670		5.500%, due 08/25/36	2,654,979
1,569,520	S, ^	6.000%, due 08/25/33	250,264
9,033,315	S	6.000%, due 04/25/31-07/25/29	9,914,449
6,263,661	S, ^	6.194%, due 04/25/37	817,832
3,654,115	S, ^	6.334%, due 06/25/36	495,051
1,045,148	S, ^	6.344%, due 08/25/25	27,269
3,128,205	S, ^	6.444%, due 08/25/26	497,295
7,071,426	S, ^	6.484%, due 01/25/37	1,090,479
23,792,213	S, ^	6.494%, due 10/25/35	3,855,607
11,000	W	6.500%, due 10/01/31	11,995
893,206	S	6.500%, due 06/01/31-07/01/29	993,235
351,172	S	7.000%, due 01/01/30-12/01/27	398,489
1,566,574	S, ^	7.428%, due 02/17/29	316,213
856,081	S	7.500%, due 10/01/30-01/25/48	1,005,947

Principal Amount			Value

Federal National Mortgage Association##: (continued)
$7,371		7.500%, due 09/01/30	$8,414
150,633	S	27.575%, due 02/25/34	218,159

			74,534,441

Government National Mortgage Association: 1.5%
7,195	S	3.375%, due 04/20/28	7,424
1,860,578	S	4.500%, due 04/15/39	1,967,618
32,979,233	S, ^	5.000%, due 04/20/38-06/16/39	3,422,094
23,648,417	S, ^	5.943%, due 06/20/38-04/20/39	2,474,654
12,627,973	S, ^	6.043%, due 05/20/39	1,288,792
10,500,478	S, ^	6.143%, due 04/20/38	1,095,344
2,887,460	S, ^	6.243%, due 05/16/38	441,593
10,943,391	S, ^	6.293%, due 01/20/38	1,165,379
193,680	S	6.500%, due 03/15/31-02/15/29	216,755
37,103		6.500%, due 06/15/29	41,686
83,593	S	7.000%, due 05/15/32-02/15/28	95,476
173,013	S	7.500%, due 11/15/30-07/15/29	198,376
420,299	S, ^	7.993%, due 06/16/31	67,959

			12,483,150

		Total U.S. Government Agency Obligations (Cost $149,317,285)	160,166,751

U.S. TREASURY OBLIGATIONS: 24.8%
U.S. Treasury Notes: 24.8%
8,261,000	L	0.375%, due 08/31/12	8,256,159
20,859,000		0.750%, due 09/15/13	20,930,713
15,192,000	L	1.250%, due 08/31/15	15,189,630
998,000		1.875%, due 08/31/17	997,298
15,486,000		2.500%, due 04/30/15	16,420,007
69,338,000	S	2.625%, due 08/15/20	69,998,860
15,323,000		3.375%, due 11/15/19	16,509,337
50,251,000		4.375%, due 05/15/40	56,446,295

		Total U.S. Treasury Obligations (Cost $203,534,520)	204,748,299

ASSET-BACKED SECURITIES: 7.6%
Automobile Asset-Backed Securities: 2.0%
1,501,000	#, S	Bank of America Auto Trust, 3.520%, due 06/15/16	1,572,832
712,390		Capital Auto Receivables Asset Trust, 5.070%, due 12/15/11	716,427
668,000		CarMax Auto Owner Trust, 2.400%, due 04/15/15	689,533
1,428,000	S	CarMax Auto Owner Trust, 2.820%, due 12/15/14	1,489,432
1,788,000	S	CarMax Auto Owner Trust, 5.810%, due 12/16/13	1,935,775
1,710,000	#	Chrysler Financial Auto Securitization Trust, 5.570%, due 08/08/14	1,789,860
2,038,000	#	Chrysler Financial Auto Securitization Trust, 6.250%, due 05/08/14	2,149,487
3,394,000	#	Chrysler Financial Auto Securitization Trust, 6.540%, due 11/10/14	3,550,635
562,000		Ford Credit Auto Owner Trust, 4.950%, due 03/15/13	588,994
932,000	S	Hyundai Auto Receivables Trust, 2.030%, due 08/15/13	946,079

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Value

Automobile Asset-Backed Securities: (continued)
$45,000		Hyundai Auto Receivables Trust, 5.480%, due 11/17/14	$48,543
911,000	S	Mercedes-Benz Auto Receivables Trust, 2.430%, due 03/15/16	943,430

			16,421,027

Credit Card Asset-Backed Securities: 4.2%
459,000		BA Credit Card Trust, 0.547%, due 06/15/14	451,171
5,442,000		Capital One Multi-Asset Execution Trust, 0.547%, due 03/17/14	5,394,673
402,000		Capital One Multi-Asset Execution Trust, 5.050%, due 02/15/16	441,893
3,400,000		Capital One Multi-Asset Execution Trust, 5.050%, due 12/17/18	3,886,208
1,552,000		Capital One Multi-Asset Execution Trust, 5.750%, due 07/15/20	1,849,582
3,281,000		Citibank Credit Card Issuance Trust, 0.907%, due 07/15/13	3,250,500
100,000		Citibank Credit Card Issuance Trust, 4.850%, due 04/22/15	109,743
4,273,000		Citibank Credit Card Issuance Trust, 6.300%, due 06/20/14	4,548,071
4,917,000		Citibank Credit Card Issuance Trust, 6.950%, due 02/18/14	5,220,160
576,000		Discover Card Master Trust, 5.650%, due 12/15/15	645,878
1,801,000	S	Discover Card Master Trust, 5.650%, due 03/16/20	2,145,221
278,000		MBNA Credit Card Master Note Trust, 1.607%, due 10/15/14	276,603
1,286,000		MBNA Credit Card Master Note Trust, 5.600%, due 07/17/14	1,822,721
3,380,000		MBNA Credit Card Master Note Trust, 6.800%, due 07/15/14	3,596,185
1,021,000	#	MBNA Master Credit Card Trust, 7.100%, due 09/15/13	1,050,070

			34,688,679

Home Equity Asset-Backed Securities: 0.1%
260,625	S	Freddie Mac Structured Pass-through Securities, 0.506%, due 05/25/31	254,508
57,752	S	Freddie Mac Structured Pass-through Securities, 0.556%, due 01/25/32	55,325
40,848	S	Merrill Lynch Mortgage Investors Trust, 0.616%, due 07/25/34	31,527

Principal Amount			Value

Home Equity Asset-Backed Securities: (continued)
$64,983	S	Residential Asset Securities Corp., 0.856%, due 06/25/32	$38,535

			379,895

Other Asset-Backed Securities: 1.3%
30,157		AEP Texas Central Transition Funding LLC, 5.960%, due 07/15/15	32,632
2,084,658	#	Atrium CDO Corp., 0.634%, due 10/27/16	1,964,790
855,795	S	Bear Stearns Asset-Backed Securities, Inc., 0.636%, due 06/25/36	643,792
1,400,000	#, S	Carlyle High Yield Partners, 0.774%, due 08/11/16	1,323,000
9,002		CenterPoint Energy Transition Bond Co. LLC, 4.970%, due 08/01/14	9,377
111,349	S	Chase Funding Mortgage Loan Asset-Backed Certificates, 0.856%, due 07/25/33	95,999
323	S	Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	322
1,529,333	S	Credit-Based Asset Servicing and Securitization, LLC, 4.831%, due 08/25/35	1,517,158
1,028,725	S	Credit-Based Asset Servicing and Securitization, LLC, 5.501%, due 12/25/36	735,347
1,575,000	#, S	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	1,577,607
1,188,000	#, S	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	1,051,330
1,436,198	#	GSC Partners CDO Fund Ltd., 0.725%, due 11/20/16	1,350,026
620,411	S	Lehman XS Trust, 0.536%, due 08/25/35	476,913
124,312	S	Residential Asset Mortgage Products, Inc., 0.526%, due 07/25/35	120,237
4,394	S	Residential Asset Mortgage Products, Inc., 0.876%, due 06/25/33	3,641

			10,902,171

		Total Asset-Backed Securities (Cost $62,294,745)	62,391,772

COLLATERALIZED MORTGAGE OBLIGATIONS: 12.2%
141,445	S	ABN Amro Mortgage Corp., 0.756%, due 03/25/18	137,890
294,435	S	American Home Mortgage Assets, 1.160%, due 02/25/47	18,269
4,635,343	S	American Home Mortgage Investment Trust, 0.636%, due 11/25/45	1,318,139

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$658,546	S	Banc of America Commercial Mortgage, Inc., 4.161%, due 12/10/42	$668,909
1,230,256	S	Banc of America Commercial Mortgage, Inc., 4.783%, due 07/10/43	1,283,846
1,070,000	S	Banc of America Commercial Mortgage, Inc., 5.346%, due 09/10/47	1,179,409
1,660,000	S	Banc of America Commercial Mortgage, Inc., 5.596%, due 06/10/39	1,811,257
3,652,359	#, S	Banc of America Funding Corp., 5.250%, due 08/26/35	3,840,169
651,167	S	Bear Stearns Alternative-A Trust, 0.576%, due 07/25/34	462,199
33,929		Bear Stearns Commercial Mortgage Securities, 5.286%, due 06/11/41	35,695
1,325,312	S	Chase Mortgage Finance Corp., 5.500%, due 11/25/35	1,339,850
2,682,000	S	Citigroup Commercial Mortgage Trust, 5.887%, due 12/10/49	2,876,536
3,948,764	#, S	Citigroup Mortgage Loan Trust, Inc., 18.957%, due 10/25/35	4,366,095
5,619,587	#, ^	Citigroup/Deutsche Bank Commercial Mortgage Trust, 0.118%, due 12/11/49	48,856
2,050,000	S	Commercial Mortgage Asset Trust, 6.975%, due 01/17/32	2,239,464
3,430,000	#	Commercial Mortgage Pass-Through Certificates, 5.449%, due 02/05/19	3,461,440
2,065,000	#, S	Commercial Mortgage Pass-through Certificates, 0.757%, due 07/16/34	2,017,380
930,000	S	Commercial Mortgage Pass-through Certificates, 4.715%, due 03/10/39	983,767
2,030,000	S	Commercial Mortgage Pass-through Certificates, 6.009%, due 12/10/49	2,213,494
21,769	S	Countrywide Alternative Loan Trust, 0.656%, due 02/25/33	21,137
233,355	S	Countrywide Alternative Loan Trust, 0.806%, due 04/25/33	230,699
1,147,701	S	Countrywide Home Loan Mortgage Pass-through Trust, 0.576%, due 04/25/35	254,893
67,223,744	#, ^	Credit Suisse First Boston Mortgage Securities Corp., 0.196%, due 02/15/38	670,543
240,520	S	Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	246,205

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$300,000	S	Credit Suisse First Boston Mortgage Securities Corp., 6.133%, due 04/15/37	$315,737
132,960,015	#, ^	Credit Suisse Mortgage Capital Certificates, 0.128%, due 09/15/40	874,903
1,430,000	#	Credit Suisse Mortgage Capital Certificates, 5.342%, due 12/15/43	1,536,355
923,000	S	First Horizon Asset Securities, Inc., 5.750%, due 02/25/36	876,410
77,257,479	#, S, ^	Greenwich Capital Commercial Funding Corp., 0.108%, due 12/10/49	630,753
96,635,890	#, ^	Greenwich Capital Commercial Funding Corp., 0.509%, due 03/10/39	1,401,655
60,000		Greenwich Capital Commercial Funding Corp., 5.224%, due 04/10/37	64,777
3,120,000	S	Greenwich Capital Commercial Funding Corp., 5.444%, due 03/10/39	3,294,647
140,000		Greenwich Capital Commercial Funding Corp., 5.475%, due 03/10/39	129,613
2,790,000	S	Greenwich Capital Commercial Funding Corp., 5.700%, due 12/10/49	3,029,394
2,130,000	S	Greenwich Capital Commercial Funding Corp., 5.736%, due 12/10/49	2,233,589
2,180,000	S	Greenwich Capital Commercial Funding Corp., 5.867%, due 12/10/49	1,991,709
2,505,000	S	Greenwich Capital Commercial Funding Corp., 6.080%, due 07/10/38	2,748,786
1,500,000	#, S	GS Mortgage Securities Corp. II, 5.374%, due 05/17/45	1,665,377
830,000	#	GS Mortgage Securities Corp. II, 6.055%, due 07/12/38	860,968
1,149,418	S	GSAA Trust, 5.242%, due 06/25/34	1,120,912
218,664	S	GSR Mortgage Loan Trust, 0.756%, due 06/25/35	196,683
1,147,726	S	GSR Mortgage Loan Trust, 5.500%, due 07/25/35	1,068,295
292,382	S	Homebanc Mortgage Trust, 1.116%, due 08/25/29	209,750
258,416,632	S, ^	J.P. Morgan Chase Commercial Mortgage Securities Corp., 0.273%, due 02/15/51	1,654,202
494,405	S	J.P. Morgan Chase Commercial Mortgage Securities Corp., 4.275%, due 01/12/37	508,703

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$1,700,000	S	J.P. Morgan Chase Commercial Mortgage Securities Corp., 5.336%, due 05/15/47	$1,771,240
1,090,000	S	J.P. Morgan Chase Commercial Mortgage Securities Corp., 5.363%, due 12/15/44	1,201,728
3,700,000	S	J.P. Morgan Chase Commercial Mortgage Securities Corp., 5.399%, due 05/15/45	3,991,659
730,000		J.P. Morgan Chase Commercial Mortgage Securities Corp., 5.420%, due 01/15/49	760,930
43,002,830	#, ^	LB-UBS Commercial Mortgage Trust, 0.181%, due 09/15/39	774,060
22,490,897	S, ^	LB-UBS Commercial Mortgage Trust, 0.339%, due 11/15/40	93,857
61,233,631	#, ^	LB-UBS Commercial Mortgage Trust, 0.910%, due 11/15/38	1,720,861
1,080,000		LB-UBS Commercial Mortgage Trust, 5.197%, due 11/15/30	1,182,192
1,445,000	S	LB-UBS Commercial Mortgage Trust, 5.372%, due 09/15/39	1,574,467
2,330,000	S	LB-UBS Commercial Mortgage Trust, 5.424%, due 02/15/40	2,459,029
2,260,000	S	LB-UBS Commercial Mortgage Trust, 5.436%, due 06/15/29	2,449,954
2,980,000		LB-UBS Commercial Mortgage Trust, 6.080%, due 06/15/38	3,288,245
2,849	S	MASTR Alternative Loans Trust, 6.500%, due 05/25/33	2,868
119,454	S	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	123,664
52,341,621	#, ^	Merrill Lynch Mortgage Trust, 0.704%, due 02/12/51	1,198,670
1,090,000	S	Merrill Lynch Mortgage Trust, 4.747%, due 06/12/43	1,177,429
90,000		Morgan Stanley Capital I, 5.353%, due 11/14/42	95,791
1,674		Morgan Stanley Dean Witter Capital I, 5.720%, due 12/18/32	1,686
610,000	#	Morgan Stanley Dean Witter Capital I, 7.206%, due 10/15/35	616,103
16,559,580	#, ^	RBSCF Trust, 1.151%, due 04/15/24	562,512
1,710,000	#	RBSCF Trust, 5.420%, due 01/19/49	1,444,980
323,943	S	Sequoia Mortgage Trust, 0.527%, due 01/20/35	266,987

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$705,620		Structured Adjustable Rate Mortgage Loan Trust, 5.218%, due 09/25/34	$691,465
646,413	S	Structured Asset Mortgage Investments, Inc., 0.497%, due 04/19/35	424,672
1,072,573		Structured Asset Securities Corp., 5.500%, due 05/25/35	1,091,496
2,100,000	#	Vornado DP LLC, 5.280%, due 09/13/28	2,164,836
1,590,000	#	Vornado DP LLC, 6.356%, due 09/13/28	1,643,292
1,160,000		Wachovia Bank Commercial Mortgage Trust, 5.308%, due 11/15/48	1,251,141
1,460,000	S	Wachovia Bank Commercial Mortgage Trust, 5.342%, due 12/15/43	1,435,924
3,255,590	S	WaMu Mortgage Pass-Through Certificates, 5.140%, due 01/25/36	3,041,209
1,417,588	S	Washington Mutual Mortgage Pass-through Certificates, 6.000%, due 06/25/34	1,478,586
3,148,969		Wells Fargo Mortgage-Backed Securities Trust, 2.893%, due 06/25/35	3,030,449
61,832		Wells Fargo Mortgage-Backed Securities Trust, 4.857%, due 08/25/34	63,722

		Total Collateralized Mortgage Obligations (Cost $95,624,561)	101,215,063

MUNICIPAL BONDS: 0.3%
Louisiana: 0.3%
1,105,000		Louisiana Local Government Environmental Facilities & Community Development Auth, 2.470%, due 02/01/19	1,142,647
1,314,000		Louisiana Local Government Environmental Facilities & Community Development Auth, 3.450%, due 02/01/22	1,382,643

		Total Municipal Bonds (Cost $2,422,439)	2,525,290

OTHER BONDS: 2.6%
Foreign Government Bonds: 2.6%
BRL 37,354,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/14	21,516,522

		Total Other Bonds (Cost $20,386,575)	21,516,522

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Shares			Value

PREFERRED STOCK: 0.2%
Financials: 0.2%
71,275	P	Citigroup Capital XII	$1,882,373

		Total Preferred Stock (Cost $1,781,875)	1,882,373

		Total Long-Term Investments (Cost $810,543,791)	854,023,301

SHORT-TERM INVESTMENTS: 2.8%
Affiliated Mutual Fund: 0.4%
3,312,000		ING Institutional Prime Money Market Fund - Class I	3,312,000

		Total Mutual Fund (Cost $3,312,000)	3,312,000

Securities Lending Collateralcc: 2.4%
16,994,670		BNY Mellon Overnight Government Fund (1)	16,994,670
3,329,856	I	BNY Institutional Cash Reserves Fund, Series B (1)(2)	2,663,885

		Total Securities Lending Collateral (Cost $20,324,526)	19,658,555

		Total Short-Term Investments (Cost $23,636,526)	22,970,555

Total Investments in Securities (Cost $834,180,317) *	106.2%	$876,993,856
Other Assets and Liabilities - Net	(6.2)	(50,905,194)

Net Assets	100.0%	$826,088,662

&	Payment-in-kind
MASTR	Mortgage Asset Securitization Transaction, Inc.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds‘ Board of Directors/Trustees.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund‘s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
W	Settlement is on a when-issued or delayed-delivery basis.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at September 30, 2010.
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds‘ Board of Directors/Trustees.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
BRL	Brazilian Real
*	Cost for federal income tax purposes is

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$52,613,924
Gross Unrealized Depreciation	(9,800,385)

Net Unrealized Appreciation	$42,813,539

See Accompanying Notes to Financial Statements

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.	Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Funds Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 3, 2010

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: December 3, 2010